                       EV CLASSIC ARIZONA MUNICIPALS FUND
                      EV CLASSIC COLORADO MUNICIPALS FUND
                      EV CLASSIC MICHIGAN MUNICIPALS FUND
                      EV CLASSIC MINNESOTA MUNICIPALS FUND
                        EV CLASSIC TEXAS MUNICIPALS FUND

                                  SUPPLEMENT TO
                                   PROSPECTUS
                                      DATED
                                DECEMBER 1, 1995


     Effective February 1, 1996, the Funds listed above are no longer offered pursuant to the attached Prospectus.

January 29, 1996                                                   C-TFC12/1PS

                       EV CLASSIC ARIZONA MUNICIPALS FUND
                      EV CLASSIC COLORADO MUNICIPALS FUND
                      EV CLASSIC MICHIGAN MUNICIPALS FUND
                      EV CLASSIC MINNESOTA MUNICIPALS FUND
                        EV CLASSIC TEXAS MUNICIPALS FUND

                                  SUPPLEMENT TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                      DATED
                                DECEMBER 1, 1995


     Effective February 1, 1996, the Funds listed above are no longer offered pursuant to the attached Statement of Additional Information.



January 29, 1996

                  EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
                  EV TRADITIONAL NEW JERSEY MUNICIPALS FUND
                 EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND
                           SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 1, 1995

    EFFECTIVE FEBRUARY 1, 1996, THE FOLLOWING FUNDS ARE OFFERED PURSUANT TO THE ATTACHED PROSPECTUS:

                    EV TRADITIONAL ARIZONA MUNICIPALS FUND
                   EV TRADITIONAL COLORADO MUNICIPALS FUND
                   EV TRADITIONAL MICHIGAN MUNICIPALS FUND
                   EV TRADITIONAL MINNESOTA MUNICIPALS FUND
                     EV TRADITIONAL TEXAS MUNICIPALS FUND

    Each of these Funds was formerly known as "EV Classic [State Name] Municipals Fund".

    THE FOLLOWING IS ADDED TO "SHAREHOLDER AND FUND EXPENSES":


        ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
        --------------------------------------------------------------

                                                            ARIZONA     COLORADO     MICHIGAN     MINNESOTA      TEXAS
                                                             FUND         FUND         FUND         FUND         FUND
  ------------------------------------------------------------------------------------------------------------------------
  Investment Adviser Fee (after any applicable
    expense reduction)                                       0.42%        0.13%        0.44%        0.37%        0.00%
  Rule 12b-1 Service Fees (Service Plan)                     0.15         0.15         0.15         0.15         0.15
  Other Expenses (after expense reduction)                   0.23         0.18         0.30         0.15         0.06
                                                             ----         ----         ----         ----         ----
      Total Operating Expenses (after reductions)            0.80%        0.46%        0.89%        0.67%        0.21%
                                                             ====         ====         ====         ====         ====

  EXAMPLE
  ------------------------------------------------------------------------------------------------------------------------
  An investor would pay the following maximum initial sales charge and expenses on a $1,000 investment, assuming (a) 5%
  annual return and (b) redemption at the end of each period:

                                                            ARIZONA     COLORADO     MICHIGAN     MINNESOTA      TEXAS
                                                             FUND         FUND         FUND         FUND         FUND
  ------------------------------------------------------------------------------------------------------------------------
   1 Year                                                    $ 45          $42         $ 46         $ 44          $40
   3 Years                                                     62           52           65           58           44
   5 Years                                                     80           62           85           73           49
  10 Years                                                    133           93          143          118           63

NOTES:

The table and Example summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year, except that Service Plan Fees are estimated for the fiscal year ending July 31, 1996 (assuming the Service Plan in effect on February 1, 1996). Absent a fee reduction and/or an expense allocation, expenses of the following Funds would have been the following percentage of average daily net assets: Arizona Fund Other Expenses and Total Operating Expenses would have been 0.84% and 1.41%, respectively; Colorado Fund Investment Adviser Fee, Other Expenses and Total Operating Expenses would have been 0.28%, 0.95% and 1.38%, respectively; Michigan Fund Other Expenses and Total Operating Expenses would have been 0.53% and 1.12%, respectively; Minnesota Fund Other Expenses and Total Operating Expenses would have been 0.66% and 1.18%, respectively; and Texas Fund Investment Adviser Fee, Other Expenses and Total Operating Expenses would have been 0.21%, 2.17% and 2.53%, respectively.

    THE FOLLOWING IS ADDED TO "THE FUNDS" FINANCIAL HIGHLIGHTS'':

----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JULY 31,
                               ---------------------------------------------------------------------------------------------------
                                        ARIZONA FUND                     COLORADO FUND                     MICHIGAN FUND
                               -------------------------------   -------------------------------   -------------------------------
                                   1995             1994<F1>         1995             1994<F1>         1995             1994<F1>
                                   ----             -----            ----             -----            ----             -----
NET ASSET VALUE, beginning
   of year                         $ 9.390          $10.000          $ 9.180          $10.000          $ 9.220          $10.000
                                   -------          -------          -------          -------          -------          -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income            $ 0.432          $ 0.253          $ 0.450          $ 0.256          $ 0.419          $ 0.261
  Net realized and
    unrealized gain (loss)
    on investments                   0.142           (0.563)           0.062<F3>       (0.761)           0.063           (0.733)
                                   -------          -------          -------          -------          -------          -------
    Total income (loss) from
     operations                    $ 0.574          $(0.310)         $ 0.512          $(0.505)         $ 0.482          $(0.472)
                                   -------          -------          -------          -------          -------          -------
LESS DISTRIBUTIONS:
  From net investment income       $(0.432)         $(0.253)         $(0.450)         $(0.256)         $(0.419)         $(0.261)
  In excess of net
investment income                   (0.022)          (0.047)          (0.012)          (0.059)          (0.023)          (0.047)
                                   -------          -------          -------          -------          -------          -------
    Total distributions            $(0.454)         $(0.300)         $(0.462)         $(0.315)         $(0.442)        $ (0.308)
                                   -------          -------          -------          -------          -------          -------
NET ASSET VALUE, end of year       $ 9.510          $ 9.390          $ 9.230          $ 9.180          $ 9.260          $ 9.220
                                   =======          =======          =======          =======          =======          =======
TOTAL RETURN<F4>                     6.44%          (3.23)%            5.89%          (5.22)%            5.52%          (4.88)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period
   (000 omitted)                   $ 2,465          $ 2,412          $ 1,971          $ 2,342          $ 4,475          $ 6,366
  Ratio of net expenses to
    average daily net assets<F5>     1.60%            1.75%<F2>        1.26%            1.38%<F2>        1.69%            1.69%<F2>
  Ratio of net investment
    income to average daily
    net assets                       4.73%            4.14%<F2>        5.04%            4.20%<F2>        4.70%            4.18%<F2>

**For the periods indicated, the operating expenses of the Funds and the Portfolios may reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

NET INVESTMENT INCOME PER SHARE    $ 0.376          $ 0.181          $ 0.368          $ 0.146          $ 0.398          $ 0.235
                                   =======          =======          =======          =======          =======          =======
RATIOS (As a percentage of
 average daily net assets):
   Expenses<F5>                      2.21%            2.93%<F2>        2.18%            3.18%<F2>        1.92%            2.11%<F2>
   Net investment income             4.12%            2.96%<F2>        4.12%            2.40%<F2>        4.47%            3.76%<F2>

                                                      YEAR ENDED JULY 31,
                                       -----------------------------------------------------
                                            MINNESOTA FUND                TEXAS FUND
                                       -------------------------   -------------------------
                                            1995         1994*          1995         1994*
                                            ----         -----          ----         -----

NET ASSET VALUE, beginning of year         $ 9.370       $10.000       $ 9.230       $10.000
                                           -------       -------       -------       -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                    $ 0.440       $ 0.267       $ 0.455       $ 0.267
  Net realized and unrealized gain
    (loss) on investments                   (0.048)<F3>   (0.582)       (0.008)       (0.709)
                                           -------       -------       -------       -------
    Total income (loss) from operations    $ 0.392       $(0.315)      $ 0.447       $(0.442)
                                           -------       -------       -------       -------
LESS DISTRIBUTIONS:
  From net investment income               $(0.440)      $(0.267)      $(0.455)      $(0.267)
  In excess of net investment income        (0.022)       (0.048)       (0.032)       (0.061)
                                           -------       -------       -------       -------
    Total distributions                    $(0.462)      $(0.315)      $(0.487)      $(0.328)
                                           -------       -------       -------       -------
NET ASSET VALUE, end of year               $ 9.300       $ 9.370       $ 9.190       $ 9.230
                                           =======       =======       =======       =======
TOTAL RETURN<F4>                             4.45%       (3.29)%         5.16%       (4.61)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period (000 omitted)  $ 3,688       $ 4,952       $   469       $ 1,147
  Ratio of net expenses to average
    daily net assets<F5>                     1.47%         1.51%<F2>     1.01%         1.08%<F2>
  Ratio of net investment income
    to average daily net assets              4.84%         4.33%<F2>     5.25%         4.53%<F2>

**For the periods indicated, the operating expenses of the Funds and the Portfolios may reflect an allocation of expenses to the
  Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

NET INVESTMENT INCOME
PER SHARE                                  $ 0.394       $ 0.209       $ 0.254       $ 0.024
                                           =======       =======       =======       =======
RATIOS (As a percentage of average
 daily net assets):
   Expenses<F5>                              1.98%         2.45%<F2>     3.33%         5.20%<F2>
   Net investment income                     4.33%         3.38%<F2>     2.93%         0.41%<F2>

Footnotes:

<F1> For the Arizona, Colorado, Michigan, Minnesota and Texas Funds, the Financial Highlights are for the period from the start of business, December 13, 1993, December 10, 1993, December 7, 1993, December 9, 1993 and December 8, 1993, respectively, to
     July 31, 1994.
<F2> Annualized.
<F3> The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
<F4> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
<F5> Includes the Fund's share of its corresponding Portfolio's allocated expenses.
<F6> Prior to February 1, 1996, the Arizona, Colorado, Michigan, Minnesota and Texas Funds made distribution fee payments pursuant to a Distribution Plan. See "Service Plans."

THE FOLLOWING IS ADDED TO "THE FUNDS' INVESTMENT OBJECTIVES":

     EV TRADITIONAL ARIZONA MUNICIPALS FUND (the "Arizona Fund") seeks to provide current income exempt from regular federal income tax and Arizona State personal income taxes. The Arizona Fund seeks to meet its objective by investing its assets in the Arizona Municipals Portfolio (the "Arizona Portfolio").

     EV TRADITIONAL COLORADO MUNICIPALS FUND (the "Colorado Fund") seeks to provide current income exempt from regular federal income tax and Colorado State personal income taxes. The Colorado Fund seeks to meet its objective by investing its assets in the Colorado Municipals Portfolio (the "Colorado Portfolio").

     EV TRADITIONAL MICHIGAN MUNICIPALS FUND (the "Michigan Fund") seeks to provide current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax. The Michigan Fund seeks to meet its objective by investing its assets in the Michigan Municipals Portfolio (the "Michigan Portfolio").

     EV TRADITIONAL MINNESOTA MUNICIPALS FUND (the "Minnesota Fund") seeks to provide current income exempt from regular federal income tax and regular Minnesota State personal income taxes. The Minnesota Fund seeks to meet its objective by investing its assets in the Minnesota Municipals Portfolio (the "Minnesota Portfolio").

     EV TRADITIONAL TEXAS MUNICIPALS FUND (the "Texas Fund") seeks to provide current income exempt from regular federal income taxes. The Texas Fund seeks to meet its objective by investing its assets in the Texas Municipals Portfolio (the "Texas Portfolio"). The State of Texas does not impose a State income tax on individuals.

THE FOLLOWING IS ADDED TO "HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR
ASSETS":

     At least 75% of the net assets of the Colorado Portfolio and Texas Portfolio, and at least 70% of the net assets of the Arizona Portfolio, Michigan Portfolio and Minnesota Portfolio will normally be invested in obligations rated at least investment grade at the time of investment. The Minnesota Portfolio intends to invest its assets so as to comply with the requirement that, in order for exempt interest dividends that are derived from interest income from specified Minnesota sources to be exempt from regular Minnesota State personal income taxes, 95% or more of the exempt interest dividends that are paid to all shareholders by the Minnesota Fund must be derived from such specified Minnesota sources.

THE FOLLOWING IS ADDED TO "HOW THE FUNDS AND THE PORTFOLIOS INVEST THEIR ASSETS - MUNICIPAL OBLIGATIONS":

     As at July 31, 1995, the Portfolios had invested in obligations subject to the federal alternative minimum tax as follows (as a percentage of net assets): Arizona Portfolio (5.2%); Colorado Portfolio (9.3%); Michigan Portfolio (5.6%); Minnesota Portfolio (14.3%); and Texas Portfolio (19.5%). At July 31, 1995, the Portfolios limited their investment in obligations subject to the federal alternative minimum tax (and, in the case of the Minnesota Portfolio, the Minnesota alternative minimum tax) to not more than 20% of net assets. The Portfolios are no longer subject to such limitation. For corporate shareholders of the Minnesota Fund, exempt interest dividends attributable to interest on all municipal obligations (whenever issued) eligible for exemption from regular Minnesota State personal income taxes are included in taxable income and in alternative minimum taxable income for purposes of determining the Minnesota franchise tax imposed on corporations subject to Minnesota taxation.

     THE FOLLOWING IS ADDED TO "MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS" AND REFLECTS (I) THE ADVISORY FEES PAID FOR THE FISCAL YEAR ENDED JULY 31, 1995 BY THE ARIZONA, COLORADO, MICHIGAN, MINNESOTA AND TEXAS PORTFOLIOS AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS AND (II) THE PORTFOLIO MANAGERS OF SUCH PORTFOLIOS:

                          NET ASSETS AS OF
    PORTFOLIO             JULY 31, 1995               ADVISORY FEE
    ------------------------------------------------------------------
    Arizona                 $144,521,015               0.42%
    Colorado                  46,077,166               0.28%(1)
    Michigan                 191,262,981               0.44%
    Minnesota                 82,967,696               0.37%
    Texas                     28,227,021               0.21%(2)

(1) To enhance the net income of the Colorado Portfolio, BMR made a reduction of its advisory fee in the amount of $69,064.
(2) To enhance the net income of the Texas Portfolio, BMR made a reduction of its advisory fee in the full amount of such fee and BMR was allocated $18,606 of expenses related to the operation of such Portfolio.

     Nicole Anderes has acted as the portfolio manager of the Texas Portfolio since December 1, 1995. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).

     Timothy T. Browse has acted as the portfolio manager of the Michigan Portolio since it commenced operations. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987- 1992).

     Cynthia J. Clemson has acted as the portfolio manager of the Arizona Portfolio since January 1, 1994. Ms. Clemson has been a Vice President of Eaton Vance and BMR since 1993 and an employee of Eaton Vance since 1985.

     David C. Reilly has acted as the portfolio manager of the Minnesota and Colorado Portfolios since December 1, 1995. He has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a Vice President and a municipal bond analyst at Scudder, Stevens & Clark (1984-1991).

THE FOLLOWING IS ADDED TO "SERVICE PLANS":

     Prior to February 1, 1996, the Arizona Fund, Colorado Fund, Michigan Fund, Minesota Fund and Texas Fund made sales commission and distribution fee payments pursuant to a Distribution Plan. During the fiscal year ended July 31, 1995, each such Fund paid or accrued sales commissions under that Distribution Plan equivalent to .75% (annualized) of such Fund's average daily net assets. Each such Fund also paid or accrued service fees under that Distribution Plan equivalent to 0.20% (annualized) of such Fund's average daily net assets for such period.

THE FOLLOWING REPLACES THE LAST THREE PARAGRAPHS OF "HOW TO REDEEM FUND
SHARES":

     If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. For the Connecticut Fund, New Jersey Fund and Pennsylvania Fund such purchases made before March 27, 1995 will be subject to a CDSC of 1% in the event of certain redemptions made within 18 months of purchase. In addition, certain shares of the Arizona Fund, Colorado Fund, Michigan Fund, Minnesota Fund and Texas Fund purchased prior to February 1, 1996 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a CDSC equal to 1% of the net asset value of redeemed shares. The CDSC will be retained by the Principal Underwriter. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

     The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60- day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. In addition, the CDSC applicable to shares of the Arizona Fund, Colorado Fund, Michigan Fund, Minnesota Fund and Texas Fund purchased prior to February 1, 1996 will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended or (3) as part of a minimum required distribution from other tax-sheltered retirement plans.

THE FOLLOWING IS ADDED TO THE APPENDIX:

     ARIZONA. Arizona's economy is primarily based on the service, high-tech manufacturing, construction and tourism industries, as well as the military. The State experienced rapid economic and population growth in the 1980s, which has slowed somewhat in the 1990s. The problems associated with such growth (air quality, transportation and public infrastructure) continue to be addressed by the State legislature. The State's unemployment rate in June 1995 was 5.1%, below the national rate of 5.6%.

     The State's ability to raise revenues is limited by Constitutional and legislative restrictions on property tax increases. There is also a limit on annual spending. The State does not issue general obligation bonds, but relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance projects. Each of these projects is individually rated based on its specific creditworthiness.

     ARIZONA TAXES. Based upon the advice of Arizona tax counsel, the management of the Fund believes that under Arizona law, dividends paid by the Fund will be exempt from Arizona income tax imposed on individuals, corporations and estates and trusts that are subject to Arizona taxation to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Arizona obligations. In addition, dividends paid by the Fund will be exempt from Arizona income tax imposed on such persons, though included in gross income for federal income tax purposes, to the extent such dividends are derived from interest payments on direct obligations of the United States. Other distributions from the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from Arizona income tax.

     Interest or indebtedness and other related expenses which are incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Arizona income tax purposes.

     COLORADO. Colorado's economy began to improve in the late 1980s, recovering from a recession largely caused by contractions in the energy, high technology and construction industries. The recovery has been fueled, in part, by large public construction projects, net in- migration, a healthy tourist economy, and increases in the wholesale and retail trade sector and the general services sector. Momentum is sufficient that the Office of State Planning and Budgeting has pronounced that Colorado's "slower growth pattern mimics that of the United States, although it is not as severe as the nation's", even though most of the large public works projects are completed and the boom in net migration begins to ease. Employment in the service and trade industries represents approximately 54.4% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 15.9%. Manufacturing represents only 10.8% and, while total jobs in the sector is increasing, manufacturing is slowly falling as a percentage of total employment, due in part to a concentration in defense-related production. Colorado's unemployment rate was 3.7% in August 1995, below the national rate of 5.6%. Colorado added 41,000 jobs in the twelve months ended August 1995, a 2.3% increase from the prior year. There is no State general obligation debt outstanding.

     COLORADO TAXES. In the opinion of Kutak Rock, special Colorado tax counsel to the Fund, provided that the Fund qualifies as a regulated investment company under the Code, and the Portfolio is treated as a partnership for federal income tax purposes, individuals, trusts, estates, and corporations who are holders of the Fund and who are subject to the Colorado income tax will not be subject to Colorado tax on Fund dividends to the extent that: (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest received by the Fund on obligations of Colorado or any of its political subdivisions issued on or after May 1, 1980 or (b) obligations of the United States or its possessions to the extent included in federal taxable income. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Fund will be exempt from Colorado property taxes.

     MICHIGAN. Michigan has long had a large representation in and is dominated by the automobile industry and related industries and tends to be more vulnerable to economic cycles than other states and the nation as a whole. As of August, 1995 Michigan's unemployment rate was 5.1%, as compared to the national rate of 5.6%. In March, 1994, Michigan voters approved changes to the tax system resulting in, among other things, an increase in the sales tax rate, a reduction in the income tax rate and the creation of a statewide property tax.

     Michigan's general obligation debt is rated A1, AA and AA, by Moody's, S&P and Fitch, respectively.

     MICHIGAN TAXES. The Michigan Fund has received an opinion from Butzel Long, special Michigan tax counsel to the Michigan Fund, to the effect that shareholders of the Michigan Fund who are subject to the Michigan state income tax, municipal income tax or single business tax will not be subject to such taxes on their Michigan Fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on obligations held by the Michigan Portfolio and allocated to the Michigan Fund which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax and is exempt from Michigan State and City income taxes, Michigan single business tax and in the form of an investment exempt from the Michigan intangibles tax ("Michigan tax-exempt obligations"). Other distributions with respect to shares of the Michigan Fund including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities. The opinion also provides that shares of the Michigan Fund will be exempt from the Michigan intangibles tax to the extent the Michigan Portfolio's assets consist of Michigan tax-exempt obligations and any other securities or obligations that are exempt from the Michigan intangibles tax.

     MINNESOTA. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions. Economic and State fiscal conditions have improved. As of August 1995, the State unadjusted unemployment rate was 2.6% compared with a national rate of 5.6%. Unaudited information indicates that the State ended fiscal year 1995 with a General Fund balance of $921 million.

     The State's general obligation bonds are rated Aa1, AA+ and AAA, by Moody's, S&P and Fitch, respectively. In March 1993, S&P revised the outlook on Minnesota debt from Negative to Stable.

     MINNESOTA TAXES. In the opinion of Faegre & Benson, special Minnesota tax counsel to the Fund, provided that the Fund qualifies as a "regulated investment company" under the Code and subject to the discussion in the paragraph below, exempt-interest dividends paid by the Fund will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts that are subject to Minnesota taxation to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"); provided, however, such exemption from the regular Minnesota personal income tax is available only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Fund. For this purpose, provided that the Portfolio is taxed federally as a partnership and not as a corporation, the Fund will be treated as owning its proportionate share of the assets of the Portfolio and the income derived from such assets. The Fund and the Portfolio intend to invest their respective assets so that each will meet the 95% test. However, if the 95% test is not met, all exempt-interest dividends that are paid by the Fund will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends paid by the Fund are not derived from the Minnesota Sources referred to in the first sentence of this paragraph, they will be subject to the regular Minnesota personal income tax. Other distributions of the Fund, including distributions derived from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts.

     Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court recently denied certiorari in an Ohio case which upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. However, it cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

     Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income. Accordingly, exempt-interest dividends that constitute tax preference items for purposes of the federal alternative minimum tax, even though they are derived from the Minnesota Sources described in the paragraph above will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources described above also is subject to the Minnesota alternative minimum tax imposed on individuals, estates and trusts. Furthermore, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Fund, including all of those derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax imposed on such shareholders.

     Distributions from the Fund will be included in taxable income and in alternative minimum taxable income, for purposes of determining the Minnesota franchise tax imposed on corporations subject to Minnesota taxation. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

     Interest on indebtedness which is incurred and continued by an individual, a trust or an estate to purchase or carry shares of the Fund generally will not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes.

     TEXAS TAXES. Texas does not impose a state income tax on individuals. To the extent that distributions from the Texas Fund are included in a corporate shareholder's surplus, they will be subject to the Texas franchise tax that is based on net worth.

        January 29, 1996
                                                                     T-C12/1PS

                   EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
                   EV TRADITIONAL NEW JERSEY TRADITIONAL FUND
                   EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATE DECEMBER 1, 1995


     EFFECTIVE FEBRUARY 1, 1996, THE FOLLOWING FUNDS ARE OFFERED PURSUANT TO THE ATTACHED STATEMENT OF ADDITIONAL INFORMATION:

                   EV TRADITIONAL ARIZONA MUNICIPALS FUND
                   EV TRADITIONAL COLORADO MUNICIPALS FUND
                   EV TRADITIONAL MICHIGAN MUNICIPALS FUND
                   EV TRADITIONAL MINNESOTA MUNICIPALS FUND
                   EV TRADITIONAL TEXAS MUNICIPALS FUND

     The attached Part IIs for the foregoing Funds are added to this Statement of Additional Information. The financial statements of the Funds (each formerly an "EV Classic [State Name] Municipals Fund") are contained in the attached annual report to shareholders.

January 29, 1996

                     STATEMENT OF ADDITIONAL INFORMATION


                                   PART II
    This Part II provides information about EV TRADITIONAL ARIZONA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Arizona State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Arizona Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Arizona considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Arizona issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Arizona issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The ability of Arizona and its political subdivisions to respond to the ever-increasing burdens placed upon them by the growth of the 1980's has been limited, in part, by Constitutional and legislative restrictions on property tax increases and limitations on annual expenditure increases. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments. Annual property tax levies for the payment of general obligation bonded indebtedness are unlimited as to rate or amount. However, there are Constitutional limitations on the aggregate amount of general obligation bonded indebtedness an Arizona municipality may incur, and these limitations could impede a municipality's ability to respond to the needs of a fast-growing population for additional public facilities and services.

    Arizona State government general fund revenue growth in fiscal year 1994 exceeded projections, increasing 10.7% overall. The 10.8% increase in sales tax revenue and the 9.3% increase in income tax revenue reflects the increased economic growth in the State. With revenue growth outpacing an 8.8% increase in expenditures, the State general fund ended fiscal year 1994 with a total fund balance of $420.2 million. Fiscal year 1995 is expected to close with a general fund balance of $115 million, and a budget stabilization ("rainy day" fund) balance of approximately $203 million, with the two combined equal to 7.3% of total general fund expenditures.

    The 1995 legislature enacted a $200 million income tax reduction package and has committed to enact a $200 million property tax reduction package in 1997. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase State revenue. Accordingly, it will be more difficult to reverse the current and planned tax reductions, which may adversely affect State fund balances and fiscal conditions.


                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $144,521,015. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $629,148 (equivalent to 0.42% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $505,544 (equivalent to 0.41% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $268,894 (equivalent to 0.39% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 13, 1993, to the fiscal year ended July 31, 1994, $18,453 and $16,438, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $21,876 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $22,746. During such period, contingent deferred sales charges ("CDSCs") aggregating approximately $600 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $421,000 (which amount was equivalent to 17.1% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Distribution Plan aggregating $6,090, of which $5,854 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $87.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $4,972 and the Portfolio paid IBT $65,302.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):


                               AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                             COMPENSATION    COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                         ------------   --------------  ------------------
Donald R. Dwight ..........       $0           $1,692(2)        $135,000(4)
Samuel L. Hayes, III ......        0            1,736(3)         150,000(5)
Norton H. Reamer ..........        0            1,752            135,000
John L. Thorndike .........        0            1,841            140,000
Jack L. Treynor ...........        0            1,784            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $436 of deferred compensation.
(3) Includes $559 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Cynthia J. Clemson (33) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since June 19, 1995. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from July 25, 1991 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 13, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                         VALUE OF A $1,000 INVESTMENT

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                             VALUE OF        EXCLUDING SALES CHARGE       INCLUDING SALES CHARGE
        INVESTMENT           INVESTMENT      AMOUNT OF      INVESTMENT    ----------------------------  ---------------------------
          PERIOD                DATE        INVESTMENT<F1>  ON 7/31/95     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ------------
Life of the Fund<F2>           7/25/91        $962.50        $1,291.13       34.14%          7.58%         29.11%         6.56%
1 Year Ended 7/31/95<F2>       7/31/94        $962.09        $1,024.04        6.44%          6.44%          2.45%         2.45%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto,
     Fund shares redeemed within one year of their purchase are subject to a contingent deferred sales charge of 1%.
<F2> If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.35%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.35% would be 6.65%, assuming a combined federal and State tax rate of 34.59%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.45%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.55%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 29, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 29, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL and Southwest Securities, Dallas, TX were the record owners of approximately 32.4% and 20.2% of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. In addition, as of such date, Sherely F. Randall, Trustee, Sherely F. Randall Liv Trust U/A dtd 8/9/94, Green Valley, AZ owned approximately 9.2% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Arizona Tax Free Fund to EV Classic Arizona Municipals Fund on December 1, 1995 and to EV Traditional Arizona Municipals Fund on February 1, 1996.


                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Arizona State income tax laws and tax rates applicable for 1996.

                                                      COMBINED                        A FEDERAL AND ARIZONA STATE
      SINGLE RETURN             JOINT RETURN        FEDERAL AND                          TAX EXEMPT YIELD OF:
--------------------------  --------------------      ARIZONA          4%      4.5%      5%      5.5%      6%      6.5%      7%
                                                     STATE TAX      ---------------------------------------------------------------
               (TAXABLE INCOME<F1>)                 BRACKET<F2>              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------  ----------------  ---------------------------------------------------------------
            Up to $ 24,000        Up to $ 40,100       17.98%          4.88%    5.49%    6.10%    6.71%    7.31%    7.92%    8.53%
       $ 24,001 - $ 58,150   $ 40,101 - $ 96,900       31.74           5.86     6.59     7.33     8.06     8.79     9.52    10.26
       $ 58,151 - $121,300   $ 96,901 - $147,700       34.59           6.12     6.88     7.64     8.41     9.17     9.94    10.70
       $121,301 - $263,750   $147,701 - $263,750       39.58           6.62     7.45     8.28     9.10     9.93    10.76    11.59
             Over $263,750         Over $263,750       42.98           7.02     7.89     8.77     9.65    10.52    11.40    12.28

<F1> Net amount subject to federal and Arizona personal income tax after deductions and exemptions.

<F2> The combined federal and Arizona tax brackets are calculated using the highest Arizona tax rate within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated
     above. The combined tax brackets assume that Arizona taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%
     and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Arizona State Income Taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that a substantial portion of the interest income distributed to Fund Shareholders will be exempt from the regular federal income tax and Arizona personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Arizona personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL COLORADO MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Colorado State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Colorado Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Colorado considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Colorado issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Colorado issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Large public works projects, a pickup in the housing sector and growth in the trade and services industries led to moderate employment gains for the State during the early 1990's. Certain areas of manufacturing, however, have been adversely impacted by the prolonged U.S. downturn and by relatively heavy reliance on defense contracts and military payroll.

    The major revenue sources of the State are the individual income tax and the general sales and use tax. Because of limitations contained in the State constitution, the State of Colorado issues no general obligation bonds. Several agencies and instrumentalities of State government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities or to enter into lease-purchase financings which are subject to annual appropriation. Additionally, the State is authorized to issue short-term revenue anticipation notes. To the extent the Portfolio holds debt of local units of government whose revenues may rely in part on distributions from the State, the fiscal health of the State will have an indirect affect on the Portfolio. The State is required to have a balanced budget each fiscal year. Therefore, in the event of a funding gap, the State must cut expenditures and/or raise revenues. The latter is difficult, especially since the passage of the TABOR Amendment (see below). Strong growth in income tax and sales tax collections recently contributed to larger increases in the unreserved fund balance than had been budgeted. In fiscal year 1993-94, the State had revenue collections which exceeded expenditures by $38 million. In fiscal year 1994-95, revenues exceeded expenditures by $94 million. The State will make a $74 million contribution to an emergency reserve, leaving the general fund reserve at $276 million, or roughly 7.6% of total annual appropriations. Such emergency reserve transfers are not foreseen to be required in the next several years. Revenues for the 1995-96 fiscal year are budgeted to increase 4% while expenditures will increase 6%.

    There are approximately 1,800 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness are the ad valorem property tax, which presently is imposed and collected solely at the local level, although the State is also authorized to levy the tax, sales and use taxes, and revenue from special projects. Residential real property is presently assessed at 10.36% of its actual value. All other property is assessed at 29% of its actual value except producing mines and oil and gas properties. Oil and gas properties are assessed at 87.5%.

    A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus growth (as measured by population, school enrollment, or construction depending on the government entity); and requires voter approval of all new taxes or tax increases and the issuance of most types of debt. Though the TABOR Amendment is not expected to have an immediate effect on the credit quality of state and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment which has had the effect of lowering the assessment rate on residential property from 21% to 10.36% over the past 8 years. Younger or rapidly growing municipalities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $46,077,166. For the fiscal year ended July 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $128,496 (equivalent to 0.28% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $69,064. For the ten months ended July 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $67,224 (equivalent to 0.23% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $31,504. For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $15,122 (equivalent to 0.16% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of expenses related to the operation of the Portfolio in the amount of $12,114. The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 10, 1993, to the fiscal year ended July 31, 1994, $17,169 and $14,596, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $16,399 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $17,028. During such period, contingent deferred sales charges ("CDSCs") aggregating approximately $200 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $286,000 (which amount was equivalent to 14.5% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Distribution Plan aggregating $4,594, of which $4,346 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $125 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $4,950 and the Portfolio paid IBT $16,604.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):


                               AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                             COMPENSATION    COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                         ------------   --------------  ------------------
Donald R. Dwight ..........       $0            $333(2)         $135,000(4)
Samuel L. Hayes, III ......        0             322(3)          150,000(5)
Norton H. Reamer ..........        0             314             135,000
John L. Thorndike .........        0             318             140,000
Jack L. Treynor ...........        0             343             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $83 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, David C. Reilly (38) is a Vice President of the Portfolio. Mr. Reilly has served as a Vice President of the Portfolio since December 1, 1995. Mr. Reilly has been a Vice President of BMR since 1992 and Eaton Vance since 1991 and an employee of Eaton Vance since 1991. Prior to joining Eaton Vance, he was a Vice President and a municipal bond analyst at Scudder, Stevens & Clark (1984-1991). Mr. Reilly is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 25, 1992 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 10, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                         VALUE OF A $1,000 INVESTMENT

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                             VALUE OF        EXCLUDING SALES CHARGE       INCLUDING SALES CHARGE
        INVESTMENT           INVESTMENT      AMOUNT OF      INVESTMENT    ----------------------------  ---------------------------
          PERIOD                DATE        INVESTMENT<F1>  ON 7/31/95     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ------------
Life of the Fund<F2>           8/25/92        $962.49        $1,130.44       17.45%          5.64%         13.05%         4.27%
1 Year Ended 7/31/95<F2>       7/31/94        $962.27        $1,018.93        5.89%          5.89%          1.92%         1.92%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------

<F1> Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto,
     Fund shares redeemed within one year of their purchase are subject to a contingent deferred sales charge of 1%.
<F2> If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.65%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.65% would be 7.09%, assuming a combined federal and State tax rate of 34.45%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.62%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.72%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 29, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 29, 1995, Donaldson Lufkin Jenrette Securities Corporation Inc., Jersey City, NJ and Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL were the record owners of approximately 8.9% and 11.3% of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Colorado Tax Free Fund to EV Classic Colorado Municipals Fund on December 1, 1995 and to EV Traditional Colorado Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Colorado State income tax laws and tax rates applicable for 1995.


                                                                                     A FEDERAL AND COLORADO STATE
                                                      COMBINED                           TAX EXEMPT YIELD OF:
     SINGLE RETURN             JOINT RETURN         FEDERAL AND        4%      4.5%     5%     5.5%      6%       6.5%       7%
      ------------             ------------           CO STATE      ---------------------------------------------------------------
               (TAXABLE INCOME<F1>)                 TAX BRACKET<F2>            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------       ------       ---------------------------------------------------------------
          Up to $ 23,350          Up to $ 39,000       19.25%         4.95%    5.57%   6.19%   6.81%    7.43%     8.05%     8.67%
     $ 23,351 - $ 56,550     $ 39,001 - $ 94,250       31.60          5.85     6.58    7.31    8.04     8.77      9.50     10.23
     $ 56,551 - $117,950     $ 94,251 - $143,600       34.45          6.10     6.86    7.63    8.39     9.15      9.92     10.68
     $117,951 - $256,500     $143,601 - $256,500       39.20          6.58     7.40    8.22    9.05     9.87     10.69     11.51
         Over   $256,500         Over   $256,500       42.62          6.97     7.84    8.71    9.59    10.46     11.33     12.20

<F1> Net amount subject to federal and Colorado personal income tax after deductions and exemptions.

<F2> The Colorado income tax rate is 5%. The combined tax rates assume that Colorado taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Colorado State income taxes) for taxpayers with adjusted gross income in excess $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $114,700 and joint filers with adjusted gross income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Colorado personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Colorado personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION
                                   PART II


    This Part II provides information about EV TRADITIONAL MICHIGAN MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Michigan State and City income and single business taxes in the form of an investment exempt from Michigan intangibles tax. The Fund currently seeks to achieve its investment objective by investing its assets in the Michigan Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Michigan considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Michigan issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Michigan issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State's economy is overly dependent on the manufacturing sector, more specifically the auto industry. Manufacturing accounts for 23% of total employment as compared to the national average of 17%. The dependency on manufacturing makes the State economy overly susceptible to economic downturns. For the first time since 1966, the unemployment rate was below the national average. An improving economy and successful cost containment have enabled the State to improve its financial position. For 1994, the Budget Stabilization Fund was $779 million and is projected to reach $1.1 billion for 1995. The Governor has proposed reducing individual and business income taxes. For 1996, revenues are estimated to grow 4.7% while expenditures will grow by a similar rate.

    In March, 1994, Michigan voters approved a change in the tax system. The most significant provisions were an increase in the sales tax rate from 4% to 6%, a reduction in the income tax rate from 4.6% to 4.4% and the creation of a statewide property tax. These changes are expected to provide sufficient revenues to offset the elimination of property taxes for school district operating purposes. There can be no assurance that school districts will receive sufficient revenues to be able to service any limited tax bonds they may have outstanding and which may be held by the Portfolio.

    Under the State Constitution, the Legislature is prohibited from raising taxes if doing so would cause total State revenues (except Federal aid) to exceed 10% of State personal income. The only exceptions to this revenue limit are a majority approval of a referendum question or a specific emergency declared by a two-thirds vote of the Legislature. However, this limit does not apply to taxes imposed for the payment of principal and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution prohibits the State from reducing the proportion of total State spending paid to all local units of government, taken as a group, below that proportion in effect in the 1978-79 fiscal year. The State may not mandate new or increased levels of services to be provided by local units without making appropriations to cover any increased costs.

    Under the State Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be increased at the Consumer Price Index rate. Conversely, if taxable property values rise slower than consumer prices, tax rates may be raised accordingly, but never higher than the rate authorized on December 23, 1978, without elector approval.

    The ability of the State to pay the principal and interest on its general obligation bonds may be affected by the limitations described above. Similarly, the ability of local units to levy taxes to pay the principal of and interest on their general obligations is subject to the constitutional, statutory and charter limits described below.


                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $191,262,981. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $856,258 (equivalent to 0.44% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $721,041 (equivalent to 0.43% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $443,391 (equivalent to 0.42% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995, and for the period from the start of business, December 7, 1993, to the fiscal year ended July 31, 1994, $12,579 and $13,862, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $40,804 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $41,523. During such period, contingent deferred sales charges ("CDSCs") aggregating approximately $50 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $527,000 (which amount was equivalent to 11.8% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Distribution Plan aggregating $11,008, of which $10,877 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $177.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $3,955 and the Portfolio paid IBT $1,944.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):


                               AGGREGATE       AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION    COMPENSATION     FROM TRUST AND
NAME                           FROM FUND     FROM PORTFOLIO     FUND COMPLEX
----                          ------------   --------------  ------------------
Donald R. Dwight .........       $33            $2,198(2)        $135,000(4)
Samuel L. Hayes, III .....        32             2,219(3)         150,000(5)
Norton H. Reamer .........        31             2,229            135,000
John L. Thorndike ........        32             2,325            140,000
Jack L. Treynor ..........        34             2,300            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $525 of deferred compensation.
(3) Includes $682 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Timothy T. Browse (36) is a Vice President of the Portfolio. Mr. Browse has served as a Vice President of the Portfolio since June 19, 1995. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Mr. Browse was a Municipal Bond Trader at Fidelity Management & Research Company (1987-1992).

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 19, 1991 through July 31, 1995 and for the one-year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                         VALUE OF A $1,000 INVESTMENT

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                             VALUE OF        EXCLUDING SALES CHARGE       INCLUDING SALES CHARGE
        INVESTMENT           INVESTMENT      AMOUNT OF      INVESTMENT    ----------------------------  ---------------------------
          PERIOD                DATE        INVESTMENT<F1>  ON 7/31/95     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ------------
Life of the Fund<F2>           4/19/91        $962.54        $1,257.82       30.68%          6.44%         25.78%         5.50%
1 Year Ended 7/31/95<F2>       7/31/94        $962.42        $1,015.52        5.52%          5.52%          1.56%         1.56%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------

<F1> Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto,
     Fund shares redeemed within one year of their purchase are subject to a contingent deferred  sales charge of 1%.
<F2> If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 3.97%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 3.97% would be 6.26%, assuming a combined federal and State tax rate of 36.54%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.40%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.49%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 29, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 29, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 76.4% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Michigan Tax Free Fund to EV Classic Michigan Municipals Fund on December 1, 1995 and to EV Traditional Michigan Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax, Michigan State income tax, Michigan State intangibles tax and Michigan City income tax laws and tax rates applicable for 1996.

                                                                                     A FEDERAL AND MICHIGAN STATE
                                                      COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN            JOINT RETURN         FEDERAL AND         4%     4.5%       5%     5.5%       6%     6.5%       7%
-------------------------  ---------------------      MI STATE      ---------------------------------------------------------------
               (TAXABLE INCOME)<F1>                TAX BRACKET<F2>            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------  ----------------  ---------------------------------------------------------------
         Up to   $ 24,000       Up to   $ 40,100       21.08%          5.07%    5.70%    6.34%    6.97%    7.60%    8.24%    8.87%
      $ 24,001 - $ 58,150    $ 40,101 - $ 96,900       33.15           5.98     6.73     7.48     8.23     8.98     9.72    10.47
      $ 58,151 - $121,300    $ 96,901 - $147,700       35.93           6.24     7.02     7.80     8.58     9.37    10.15    10.93
      $121,301 - $263,750    $147,701 - $263,750       40.58           6.73     7.57     8.41     9.26    10.10    10.94    11.78
          Over   $263,750        Over   $263,750       43.92           7.13     8.02     8.92     9.81    10.70    11.59    12.48

<F1> Net amount subject to federal and Michigan personal income tax after deductions and exemptions.

<F2> The combined tax brackets include a Michigan tax rate of 4.4%, Michigan City income tax rate of 1% (which may vary by city), and a Michigan intangibles tax rate of 1.75%, and assume that Michigan State and local taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Michigan State and local income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Michigan personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Michigan personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL MINNESOTA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Minnesota State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Minnesota Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Minnesota considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Minnesota issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Minnesota issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State's economic downturn has been less severe than that of the nation, as evidenced by the State's employment growth in the early 1990s. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Portfolio are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

    At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by an overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Portfolio, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.


                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $82,967,696. For the fiscal year ended July 31, 1995, the Portfolio paid BMR advisory fees of $310,489 (equivalent to 0.37% of the Portfolio's average daily net assets for such year). For the ten months ended July 31, 1994, the Portfolio paid BMR advisory fees of $228,154 (equivalent to 0.36% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid BMR advisory fees of $107,030 (equivalent to 0.30% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995, and for the period from the start of business, December 9, 1993, to the fiscal year ended July 31, 1994, $24,179 and $22,241, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $35,560 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $36,299. During such period, there were no contingent deferred sales charges imposed on early redeeming shareholders. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $419,000 (which amount was equivalent to 11.4% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund accrued service fee payments under the Distribution Plan aggregating $9,699, of which $9,447 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $105.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $3,348 and the Portfolio paid IBT $20,399.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):


                               AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                             COMPENSATION    COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO     FUND COMPLEX
----                         ------------   --------------  ------------------
Donald R. Dwight .......       $25           $1,164(2)         $135,000(4)
Samuel L. Hayes, III ...        24            1,222(3)          150,000(5)
Norton H. Reamer .......        23            1,254             135,000
John L. Thorndike ......        24            1,336             140,000
Jack L. Treynor ........        26            1,235             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $294 of deferred compensation.
(3) Includes $393 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, David C. Reilly (38) is a Vice President of the Portfolio. Mr. Reilly has served as a Vice President of the Portfolio since December 1, 1995. Mr. Reilly has been a Vice President of BMR since 1992 and Eaton Vance since 1991 and an employee of Eaton Vance since 1991. Prior to joining Eaton Vance, he was a Vice President and a municipal bond analyst at Scudder, Stevens & Clark (1984-1991). Mr. Reilly is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from July 29, 1991 through July 31, 1995 and for the one-year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 9, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                         VALUE OF A $1,000 INVESTMENT

                                                                                 TOTAL RETURN                  TOTAL RETURN
                                                           VALUE OF         EXCLUDING SALES CHARGE        INCLUDING SALES CHARGE
      INVESTMENT         INVESTMENT     AMOUNT OF         INVESTMENT     ----------------------------  ----------------------------
        PERIOD              DATE       INVESTMENT<F1>     ON 7/31/95      CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
----------------------  -------------  ------------    ----------------  -------------  -------------  -------------  -------------
Life of the Fund<F2>       7/29/91       $962.55          $1,214.72         26.20%          5.98%         21.47%          4.97%
1 Year Ended 7/31/95<F2>   7/31/94       $962.01          $1,004.78          4.45%          4.45%          0.53%          0.53%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto,
     Fund shares redeemed within one year of their purchase are subject to a contingent deferred sales charge of 1%.
<F2> If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.43%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.43% would be 7.02%, assuming a combined federal and State tax rate of 36.87%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.58%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 4.67%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 29, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 29, 1995, the following shareholders owned of record the percentages of outstanding shares indicated after their names: PaineWebber FBO B.F. Nelson Inc., Minneapolis, MN (28.6%); PaineWebber FBO Larry Ross, Bloomington, MN (14.1%); and PaineWebber FBO James Yackel, Gertrude Boyum & Jean Pedersen co-Trustees U/A dtd. 12/31/76, Hammond, IN (6.7%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Minnesota Tax Free Fund to EV Classic Minnesota Municipals Fund on December 1, 1995 and to EV Traditional Minnesota Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and regular Minnesota State personal income tax laws and tax rates for 1996.


                                                                                    A FEDERAL AND MINNESOTA STATE
                                                      COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN             JOINT RETURN        FEDERAL AND         4%     4.5%       5%     5.5%       6%     6.5%       7%
--------------------------  --------------------      MN STATE      ---------------------------------------------------------------
               (TAXABLE INCOME)<F1>                TAX BRACKET<F2>            IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------------------  ----------------  ---------------------------------------------------------------
          Up to   $ 24,000      Up to   $ 40,100       21.80%          5.12%    5.75%    6.39%    7.03%    7.67%    8.31%    8.95%
       $ 24,001 - $ 58,150   $ 40,101 - $ 96,900       34.12           6.07     6.83     7.59     8.35     9.11     9.87    10.63
       $ 58,151 - $121,300   $ 96,901 - $147,700       36.87           6.34     7.13     7.92     8.71     9.50    10.30    11.09
       $121,301 - $263,750   $147,701 - $263,750       41.44           6.83     7.68     8.54     9.39    10.25    11.10    11.95
           Over   $263,750       Over   $263,750       44.73           7.24     8.14     9.05     9.95    10.86    11.76    12.67

<F1> Net amount subject to federal and Minnesota personal income tax after deductions and exemptions.
<F2> The first two combined tax brackets are calculated using the highest Minnesota tax rate within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above.
     The combined tax brackets assume that Minnesota taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same  ranges of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Minnesota State income taxes) for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Minnesota personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for regular Minnesota personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, and regular Minnesota personal income tax, is treated as a tax preference item which could subject the recipient to the federal and Minnesota alternative minimum taxes. The illustrations assume that the federal and Minnesota alternative minimum taxes are not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL TEXAS MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Texas Municipals Portfolio (the "Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Texas considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Texas issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Texas issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Once largely dependent on the drilling, production, refining, chemical and energy-related manufacturing sectors, the economy of Texas has diversified with the major source of job growth in the State now being the service-producing sector (which includes transportation and public utilities, finances, insurance and real estate, trade, services, and government). Over the past decade, the population of Texas grew at a rate twice as fast as that of the entire United States. Currently the third largest state in the nation, Texas is expected to move into second place by the late 1990's.

    The Texas legislature passed a $80 billion biennial budget for fiscal years 1996 and 1997. The new budget includes no new tax increases. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and Federal grants. The beginning fiscal 1994 cash balance was $1.6 billion. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and surplus. A bill was passed by the legislature reforming educational aid. Also, the State provided additional funding contruction for poor districts.


                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of July 31, 1995, the Portfolio had net assets of $28,227,021. For the fiscal year ended July 31, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $56,319 (equivalent to 0.21% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $18,606. For the ten months ended July 31, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $31,214 (equivalent to 0.17% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $35,347. For the period from the Portfolio's start of business, February 1, 1993, to the fiscal year ended September 30, 1993, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $9,014 (equivalent to 0.16% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of the expenses related to the operation of the Portfolio in the amount of $13,473. The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and remains in effect until February 28, 1996. The Agreement may be continued as described under "Investment Adviser and Administrator" in Part I of this SAI.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended July 31, 1995 and for the period from the start of business, December 8, 1993, to the fiscal year ended July 31, 1994, $15,081 and $21,269, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I of this SAI. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended July 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $5,561 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commission payments under that Plan to the Principal Underwriter aggregating $5,614. During such period, no contingent deferred sales charges were paid to the Principal Underwriter. As at July 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $81,000 (which amount was equivalent to 17.3% of the Fund's net assets on such date). During the fiscal year ended July 31, 1995, the Fund paid service fee payments under the Distribution Plan aggregating $1,486, of which $1,483 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER
    For the fiscal year ended July 31, 1995, the Fund paid the Principal Underwriter $22.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the fiscal year ended July 31, 1995, the Fund paid IBT $4,862 and the Portfolio paid IBT $7,834.

BROKERAGE
    For the fiscal year ended July 31, 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993, to the fiscal year ended September 30, 1993, the Portfolio paid no brokerage commissions on portfolio transactions.


TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended July 31, 1995, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):

                               AGGREGATE      AGGREGATE    TOTAL COMPENSATION
                              COMPENSATION   COMPENSATION     FROM TRUST AND
NAME                           FROM FUND    FROM PORTFOLIO    FUND COMPLEX
----                          ------------  -------------- ------------------
Donald R. Dwight ..........       $0            $333(2)         $135,000(4)
Samuel L. Hayes, III ......        0             322(3)          150,000(5)
Norton H. Reamer ..........        0             314             135,000
John L. Thorndike .........        0             318             140,000
Jack L. Treynor ...........        0             343             140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $83 of deferred compensation.
(3) Includes $103 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I of this SAI, Nicole Anderes (34) is a Vice President of the Portfolio. Ms. Anderes has served as a Vice President of the Portfolio since December 1, 1995. She joined BMR and Eaton Vance as a Vice President in January 1994. Ms. Anderes is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from March 24, 1992 through July 31, 1995 and for the one year period ended July 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 8, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.

                         VALUE OF A $1,000 INVESTMENT

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                             VALUE OF        EXCLUDING SALES CHARGE       INCLUDING SALES CHARGE
        INVESTMENT           INVESTMENT      AMOUNT OF      INVESTMENT    ----------------------------  ---------------------------
          PERIOD                DATE        INVESTMENT<F1>  ON 7/31/95     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ------------
Life of the Fund<F2>          3/24//92        $962.49        $1,176.61       22.25%          6.17%         17.66%         4.97%
1 Year Ended 7/31/95<F2>       7/31/94        $962.46        $1,012.08        5.16%          5.16%          1.21%         1.21%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto,
     Fund shares redeemed within one year of their purchase are subject to a contingent deferred sales charge of 1%.
<F2> If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended July 31, 1995, the yield of the Fund was 4.42%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.42% would be 6.41%, assuming a federal tax rate of 31%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield.

    The Fund's distribution rate (calculated on July 31, 1995 and based on the Fund's monthly distribution paid July 24, 1995) was 4.90%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.01%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower distribution rate and effective distribution rate.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

                                    TAXES
    In most every state which has an income tax, dividends paid by a mutual fund attributable to investments in a particular state's municipal obligations are exempt from both federal and such state's income tax. If Texas adopts an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Texas state and local municipal obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Texas state income tax.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 29, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 29, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 76.9% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholder owned beneficially and of record the percentage of outstanding shares of the Fund indicated after the name: PaineWebber FBO, Dr. David H. Medley, Rosemary Medley, TenCom, Dallas, TX (12.5%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance High Yield Municipals Trust. The Trust changed its name to Eaton Vance Municipals Trust on January 7, 1991. The Fund changed its name from EV Classic Texas Tax Free Fund to EV Classic Texas Municipals Fund on December 1, 1995 and to EV Traditional Texas Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE
    The table shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 4% to 7% under the regular federal income tax laws that apply to 1996.

     IF THE TAXABLE           OR THE TAXABLE
        INCOME ON                INCOME ON           YOU ARE IN                  IN YOUR BRACKET, A TAX-FREE YIELD OF
       YOUR SINGLE              YOUR JOINT          THIS FEDERAL       4%      4.5%      5%      5.5%      6%      6.5%      7%
       RETURN IS<F1>            RETURN IS<F1>         BRACKET                EQUALS THAT OF A TAXABLE INVESTMENT YIELDING
------------------------------------------------  ----------------  ---------------------------------------------------------------
           Up to $ 24,000         Up to $ 40,100       15.0%          4.71%    5.29%    5.88%    6.47%    7.06%     7.65%    8.24%
      $ 24,001 - $ 58,150    $ 40,101 - $ 96,900       28.0           5.56     6.25     6.94     7.64     8.33      9.03     9.72
      $ 58,151 - $121,300    $ 96,901 - $147,700       31.0           5.80     6.52     7.25     7.97     8.70      9.42    10.14
      $121,301 - $263,750    $147,701 - $263,750       36.0           6.25     7.03     7.81     8.59     9.38     10.16    10.94
          Over   $263,750        Over   $263,750       39.6           6.62     7.45     8.28     9.11     9.93     10.76    11.59

<F1> Net amount subject to federal personal income tax after deductions and exemptions.

Note: The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $117,950. The tax brackets also do not take into account the phaseout of personal exemptions for single filers with adjusted gross income in excess of $117,950 and joint filers with adjusted gross income in excess of $176,950. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. This table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

               - EV Classic Arizona Tax Free Fund
               - EV Classic Colorado Tax Free Fund
               - EV Classic Connecticut Tax Free Fund
               - EV Classic Michigan Tax Free Fund
               - EV Classic Minnesota Tax Free Fund
               - EV Classic New Jersey Tax Free Fund
               - EV Classic Pennsylvania Tax Free Fund
               - EV Classic Texas Tax Free Fund


--------------------------------------------------------------------------------

                              [GRAPHIC OF A DOOR]

--------------------------------------------------------------------------------


                           ANNUAL SHAREHOLDER REPORT

                                 JULY 31, 1995

                               Table of Contents

ITEM                                                                        PAGE
One-year results.........................................................     3
President's letter to shareholders.......................................     4
Management Reports:
        EV Classic Arizona Tax Free Fund.................................     5
        EV Classic Colorado Tax Free Fund................................     6
        EV Classic Connecticut Tax Free Fund.............................     7
        EV Classic Michigan Tax Free Fund................................     8
        EV Classic Minnesota Tax Free Fund...............................     9
        EV Classic New Jersey Tax Free Fund..............................    10
        EV Classic Pennsylvania Tax Free Fund............................    11
        EV Classic Texas Tax Free Fund...................................    12
        Financial Results................................................    13

INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
RESULTS FOR THE YEAR                                    Fund's                                       The after-tax
ENDED JULY 31, 1995.     Dividends paid  Fund's NAV  distribution                  If your combined     equivalent       Federal
                            by Fund      per share     rate at                     Federal & state      yield you      income tax
                         during period   at 7/31/95    7/31/95                      tax rate is...   would need is...  information*
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic ARIZONA          $0.458         $9.51        4.63%      [GRAPHIC OF          40.42%            7.74%          99.13%
Tax Free Fund                                                       ARIZONA]
-----------------------------------------------------------------------------------------------------------------------------------
Ev Classic COLORADO         $0.466         $9.23        4.80%      [GRAPHIC OF          39.20%            7.87%          99.08%
Tax Free Fund                                                       COLORADO]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic CONNECTICUT      $0.461         $9.18        4.77%      [GRAPHIC OF          38.88%            7.79%          99.33%
Tax Free Fund                                                       CONNECTICUT]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic MICHIGAN         $0.446         $9.26        4.57%      [GRAPHIC OF          41.44%            7.77%          98.93%
Tax Free Fund                                                       MICHIGAN]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic MINNESOTA        $0.466         $9.30        4.75%      [GRAPHIC OF          41.44%            8.09%          99.13%
Tax Free Fund                                                       MINNESOTA]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic NEW JERSEY       $0.481         $9.28        4.92%      [GRAPHIC OF          40.21%            8.22%          99.46%
Tax Free Fund                                                       NEW JERSEY]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic PENNSYLVANIA     $0.471         $9.18        4.88%      [GRAPHIC OF          37.39%            7.84%          99.75%
Tax Free Fund                                                       PENNSYLVANIA]
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic TEXAS            $0.491         $9.19        5.09%      [GRAPHIC OF          36.00%            7.91%          98.44%
Tax Fee Fund                                                        TEXAS]
-----------------------------------------------------------------------------------------------------------------------------------

* Percentages represent the amounts of the total dividends paid by the Funds, from net investment income during the year that ended
  July 31, 1995, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income.

TO SHAREHOLDERS:

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, with Gross Domestic Product poised to grow only modestly during 1995, between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995, posting strong price gains as a result of this favorable investment environment. However, during this period the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value-added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would likely be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds probably would be eliminated.

However, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. Many reasons have led us to this conclusion. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds due to fears of tax reform as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

Headline: "DESPITE TAX POLICY UNCERTAINTIES, TAX-EXEMPT BONDS YIELD MORE THAN
88% OF TREASURY YIELDS.

                Yield Bar Chart
30-Year AA GOs                     6.05%
GOs Tax-Equivalent                 9.45%
30-year Treasury                    8.9%

[This bar chart demonstrates the narrow difference between the yields of 30-year
Treasury bonds and those of 30-year AA-rated general obligation bonds. It also shows the taxable equivalent yield of GOs in the 36% tax bracket.]

Source: Bloomberg; 7/31/95
Principal and intrest payments of Treasury securities are guaranteed by the U.S. government. *Bloomberg GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of July 31,1995. Past performance is no guarantee of future results.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

                                                      Sincerely,

                                                      /s/ THOMAS J. FETTER

                                                      Thomas J. Fetter
                                                      President
                                                      September 20, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.

--------------------------------------------------------------------------------
Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is composed principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.
--------------------------------------------------------------------------------

EV CLASSIC ARIZONA TAX FREE FUND

YOUR INVESTMENT AT WORK
Navajo County PCR
Arizona Public Service Co.

The Arizona Public Service Company is one of the largest public utilities in Arizona. Proceeds from this Navajo County Pollution Control Revenue bond issue were directed toward various construction projects. In addition, funds were used to upgrade the operations and maintenance facilities at the Navajo County pollution control plant in the Painted Desert. The bond, which has a coupon of 5.5%, is insured by AMBAC and is rated Aaa by Moody's rating service. The issue was representative of management's focus on quality during the period. Naturally, private insurance does not remove the market risks associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues...................................................   89
Average quality....................................................   Aa-
Investment grade...................................................   95.9%
Effective maturity.................................................   17.17 yrs.
Largest sectors:
   Utilities.......................................................   20.3%
   Insured hospitals...............................................   13.1*
   Insured general obligations.....................................    8.6*
   Water & sewer...................................................    8.5
   General obligations.............................................    7.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Arizona
Arizona's economic growth has slowed in recent months but has nevertheless remained well ahead of the rest of the nation. The state's unemployment rate hovered near the 5% level during the first quarter of 1995 - one full percentage point lower than a year earlier - before rising to 5.5% at mid-year due to weakness in the construction industry. Manufacturing - widely viewed as the lynchpin of economic growth - has slowed somewhat from its torrid 1994 pace, when the sector accounted for nearly 10,000 new jobs, the strongest yearly gain in a decade.

Manufacturing jobs now represent about 11% of the state's total employment. Efforts to diversify the Arizona economy beyond mining and agriculture continued to pay dividends in the past year. Most of the growth has centered on the service sectors - including finance, banking, and healthcare - which support the state's large population of retirees. Arizona remains in sound financial condition. The state's general fund balance was boosted by cost cuts and strong tax revenue gains in fiscal 1994 and 1995. However, scheduled tax cuts for 1996 and 1997 will produce a financial challenge for the state if the economy slows significantly.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC ARIZONA TAX
FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
From December 31, 1993, through july 31, 1995
 CUMULATIVE         1               LIFE
TOTAL RETURN      YEAR            OF FUND*
With CDSC         5.4%              1.8%
Without CDSC      6.4%              1.8%

EV CLASSIC ARIZONA TAX FREE FUND:     $10,279
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
 DATE                                  CLASSIC AZ             LEHMAN BROS.
12/93+                                   10,000                  10,000
 1/94                                    10,099                  10,114
 2/94                                     9,898                   9,852
 3/94                                     9,401                   9,451
 4/94                                     9,442                   9,531
 5/94                                     9,515                   9,614
 6/94                                     9,442                   9,558
 7/94                                     9,658                   9,730
 8/94                                     9,680                   9,764
 9/94                                     9,485                   9,621
10/94                                     9,196                   9,450
11/94                                     8,935                   9,279
12/94                                     9,224                   9,483
 1/95                                     9,602                   9,754
 2/95                                     9,968                  10,038
 3/95                                    10,057                  10,153
 4/95                                    10,067                  10,165
 5/95                                    10,391                  10,490
 6/95                                    10,216                  10,398
 7/95                                    10,279                  10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/13/93. + Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The market recovered significantly in the first six months of the year from the collapse of 1994, although questions over tax reform proposals caused some lingering uncertainty. The Portfolio benefited from its holdings of discount issues which rallied sharply with the decline in interest rates. Because the Arizona market was characterized by its typically low issuance and narrow quality spreads, I have focused on upgrading quality. Moreover, I balanced a large weighting in high quality, insured bonds with positions in higher-yielding issues to boost the Fund's income. "

                                                      Cynthia J. Clemson

EV CLASSIC COLORADO TAX FREE FUND

YOUR INVESTMENT AT WORK
Colorado Health Facilities Auth.
Sisters of Charity Health Care
Revenue Bonds

The proceeds of these bonds were used to finance the cost of equipment, capital expenditures and renovations on several Colorado hospitals, as well as to refund previous outstanding debt of the Sisters of Charity Healthcare Systems. The Colorado Health Facilities Authority provides financing for health care facilities and is a vehicle by which Colorado health care institutions may refinance outstanding debt. The issue has a 5.25% coupon and is insured by MBIA. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues...................................................   46
Average quality....................................................   Aa-
Investment grade...................................................   99.0%
Effective maturity.................................................   17.18 yrs.
Largest sectors:
   Insured hospitals...............................................   15.0%*
   Housing ........................................................   11.6
   Insured general obligations.....................................   11.4*
   Transportation..................................................   11.1
   Hospitals.......................................................   10.4

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Colorado
The Colorado economy has reflected the slowdown at the national level. Employment growth for the state is expected to rise a modest 2.8% for the year, a decline from the 4.7% job growth registered in 1994. Restructuring at several large employers in the transportation and utilities sectors - including Lowry Air Force Base, Public Service Co., Continental Airlines, and U.S. West - resulted in layoffs that hit the state especially hard. However, it's expected that when the restructurings are completed, the sector will resume its fast growth rate.

Elsewhere, the financial, insurance and real estate sectors should enjoy above-average employment growth. Colorado's finances remain in excellent health, thanks in part to blockbuster revenue performance in fiscal 1994 and very strong 5.5% revenue growth in fiscal 1995. Income and excise tax revenues were especially strong. Colorado's successful efforts to diversify its economic base have resulted in the state's economy more closely mirroring the national picture. While the state's growth may be impeded somewhat by higher interest rates, Colorado should continue to enjoy a gentler "soft landing"
than the U.S. as a whole.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC COLORADO TAX
FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through July 31, 1995
 CUMULATIVE         1          Life
TOTAL RETURN       Year      of Fund*
With CDSC          4.9%        0.2%
Without CDSC       5.9%        0.2%

EV CLASSIC COLORADO TAX FREE FUND:    $ 9,996
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE             C. COLORADO            LEHMAN BROS.
12/93+              10,000                 10,000
 1/94               10,104                 10,114
 2/94                9,773                  9,852
 3/94                9,197                  9,451
 4/94                9,250                  9,531
 5/94                9,355                  9,614
 6/94                9,223                  9,558
 7/94                9,440                  9,730
 8/94                9,464                  9,764
 9/94                9,271                  9,621
10/94                9,036                  9,450
11/94                8,818                  9,279
12/94                9,076                  9,483
 1/95                9,434                  9,754
 2/95                9,790                 10,038
 3/95                9,847                 10,153
 4/95                9,836                 10,165
 5/95               10,119                 10,490
 6/95                9,943                 10,398
 7/95                9,996                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investments operations commenced 12/10/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations

FROM THE PORTFOLIO MANAGER:

"Following the most difficult year on record, the bond market managed to recover much lost ground in early 1995. Insured bonds played a large role in the Portfolio as tight supply and narrow spreads dictated a continuing emphasis on quality. As rates declined early in the year, the market rallied strongly. The Fund benefited from its positions in higher-yielding bonds and discount issues, which were established in the wake of last year's market decline. These positions offered an attractive balance to the Portfolio's insured holdings."

                                                      Cynthia J. Clemson

EV CLASSIC CONNECTICUT TAX FREE FUND

YOUR INVESTMENT AT WORK
Loomis Chaffee School
MBIA Insured bonds

Issued in 1995 under the aegis of the Connecticut Health and Educational Facilities Authority, the proceeds of these bonds were used to finance the construction of a new dormitory and various renovations at Loomis Chaffee School, a private secondary school located in Windsor. The school maintains a selective admissions policy, has an endowment of $30 million, and has an outstanding debt of only half that amount. The school's impressive profile and balanced finances gave MBIA the comfort to insure this issue, which is rated Aaa/AAA. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues...................................................    100
Average quality....................................................    Aa-
Investment grade...................................................    99.5%
Effective maturity.................................................    16.6 yrs.
Largest sectors:
   Healthcare (Non-Hospital).......................................    12.5%
   Education.......................................................    10.8
   Insured hospitals...............................................    10.0*
   Housing.........................................................     8.2
   Solid waste.....................................................     8.1

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Connecticut
The economy in Connecticut is beginning to regain its luster. Economic indicators such as job growth and personal income continue to strengthen from their late 1980s bout with layoffs and restructuring that afflicted the state. The state's deep recession led to major job losses in such industries as finance, real estate, insurance and defense, which were hard-hit by industry restructurings, and shrinking government appropriations. Together, those setbacks eroded the state's economic base. However, while the employment outlook for those industries remains relatively weak, job gains in construction, service, trade, health care and tourism have partially offset those losses and have helped put the state on the road to recovery.

While the municipal market has been roiled by uncertainties over tax reform and the fallout from the Orange County debacle, investors in Connecticut tax-exempt debt can feel comfortable knowing that this state has a long history of conservative financial management and employs good disclosure practices. Connecticut is steadily advancing beyond the difficulties of its recent past and is moving to improve its financial future.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EV CLASSIC CONNECTICUT
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From December 31, 1993, through July 31, 1995
  CUMULATIVE       1         Life
 TOTAL RETURN    Year      of Fund*
With CDSC        3.5%       -0.2%
Without CDSC     4.5%       -0.2%

EV CLASSIC CONNECTICUT TAX FREE FUND:  $ 9,956
LEHMAN BROTHERS MUNICIPAL BOND INDEX:  $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE          C. CONN.          LEHMAN BROS.
12/93+        10,000            10,000
 1/94         10,086            10,114
 2/94          9,854             9,852
 3/94          9,348             9,451
 4/94          9,370             9,531
 5/94          9,444             9,614
 6/94          9,343             9,558
 7/94          9,529             9,730
 8/94          9,531             9,764
 9/94          9,337             9,621
10/94          9,070             9,450
11/94          8,747             9,279
12/94          9,037             9,483
 1/95          9,373             9,754
 2/95          9,687            10,038
 3/95          9,765            10,153
 4/95          9,764            10,165
 5/95         10,015            10,490
 6/95          9,860            10,398
 7/95          9,956            10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/9/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The extreme market volatility of last autumn created a good opportunity to purchase deep discount bonds - even among high quality AA- and AAA-rated bonds - and pick up yield without sacrificing credit quality. By the Spring of 1995, the market had rallied sharply and these discount bonds had significantly outperformed other segments of the market, adding to the performance of the Fund. The market has quieted in recent months, especially the Connecticut market, where new issuance is limited largely to generic general obligation issues."

                                                     Nicole Anderes

EV CLASSIC MICHIGAN TAX FREE FUND

YOUR INVESTMENT AT WORK
City of Detroit,MI
Convention Facility Tax Revenue
Cobo Hall Expansion Project

The proceeds of these bonds were used to pre-refund a previous bond issued in 1985. The previous bond financed the acquisition and construction costs of expanding Detroit's Cobo Hall Convention Center, a major convention and entertainment complex. This bond is backed by the City's share of distributions of the state of Michigan hotel occupancy tax and liquor tax deposited in the Convention Facility Development Fund. The bond has a coupon of 5.25% and is a good example of the Fund's efforts during the period to seek value in non-rated bonds.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues...................................................   105
Average quality....................................................   AA-
Investment grade...................................................   98.6%
Effective maturity.................................................   15.52 yrs.
Largest sectors:
   Hospitals.......................................................   12.9%
   Insured general obligations.....................................   12.8*
   Insured hospitals...............................................   12.4*
   Insured water & sewer...........................................    7.5*
   Insured electric utilities......................................    6.3*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Michigan
Michigan's economy remained on the upswing in 1995. The state's unemployment rate fell to 5.1% in July as the retail, construction, and manufacturing sectors of the economy each continued to post good results. Motor vehicle sales, while below 1994's blistering 8.5% growth rate, continued at an annual rate well above 15 million units.The state's wage and salary levels rose slightly from last year, with construction employment especially robust, registering a 12% gain. Reflecting a strong regional economy, housing starts in the midwest region surpassed those nationally.

Michigan's 1995 tax revenues are running well above last year's, with baseline revenues rising a strong 15.4% in June. Most of the revenue increase is the result of strong growth in income, single-business, and use taxes. The state has also benefited from a 200% increase in the cigarette tax rate, as well as the start-up of the new state education property and real estate taxes. As a result of cost containment measures, tax and educational funding reforms, strong personal income growth and tax revenue growth, Michigan's financial picture has brightened dramatically. Reflecting that improvement, the state's credit rating has been upgraded to AA.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MICHIGAN TAX
FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through July 31, 1995
 CUMULATIVE           1            Life
TOTAL RETURN         Year        of Fund*
With CDSC            4.5%          0.2%
Without CDSC         5.5%          0.2%

EV CLASSIC MICHIGAN TAX FREE FUND:    $10,006
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE             C. MICHIGAN            LEHMAN BROS.
12/93+              10,000                 10,000
 1/94               10,117                 10,114
 2/94                9,815                  9,852
 3/94                9,287                  9,451
 4/94                9,339                  9,531
 5/94                9,402                  9,614
 6/94                9,299                  9,558
 7/94                9,483                  9,730
 8/94                9,505                  9,764
 9/94                9,351                  9,621
10/94                9,104                  9,450
11/94                8,874                  9,279
12/94                9,120                  9,483
 1/95                9,444                  9,754
 2/95                9,745                 10,038
 3/95                9,832                 10,153
 4/95                9,830                 10,165
 5/95               10,111                 10,490
 6/95                9,945                 10,398
 7/95               10,006                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/7/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Although quality spreads - the yield difference between bonds of varying quality - were narrow during the period, management sought opportunities in non-rated bonds and private placements. These bonds offered opportunities to add incremental yield to the Fund. The Fund concurrently reduced its exposure to AA bonds, adopting a barbell strategy. That strategy should benefit the Fund in coming months if, as I believe, income begins to comprise an increasingly large part of total return for fixed-income investments."

                                                      Timothy T. Browse

EV CLASSIC MINNESOTA TAX FREE FUND

YOUR INVESTMENT AT WORK
Duluth MN Economic Dev. Auth
Health Care Facilities
The Duluth Clinic Ltd

The proceeds of these bonds were used to finance improvements for the Duluth-based health clinic, as well as to refund bonds previously issued by the Clinic.

The issue financed the acquisition of land and the building of a 55,000-square-feet clinic addition, the remodelling of additional facilities, and the purchase and installation of new medical equipment. The bonds have a 6.2% coupon and are insured by AMBAC. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues..................................................    75
Average quality...................................................    AA
Investment grade..................................................    98.8%
Effective maturity................................................    16.73 yrs.
Largest sectors:
   Insured hospitals..............................................    19.6%*
   Housing........................................................    13.6
   General obligations............................................    11.1
   Industrial development/Pollution Control.......................     8.8
   Hospitals......................................................     6.9

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Minnesota
The Minnesota economy gathered momentum in the first half of 1995, with signficant employment gains and a boost in real income. The state's jobless rate neared historic lows as manufacturing and large retail expansions resulted in fast job growth. Once again, the state's computer, electronics, and technology industries were responsible for much of the employment gains. The agricultural and food-processing sectors also enjoyed job additions. The state's economy also benefited from infrastructure repairs and construction in areas ravaged by the previous year's floods.

Due to Minnesota's resurgent economy, it is likely that income tax and sales tax receipts will exceed previous budget forecasts. In a robust economic environment, the state has been able to restore its previously depleted reserve funds. Minnesota continues to benefit from its wide exposure to the rapidly growing health care and technology sectors, and should be able to weather a potential slowdown at the national level. However, the state is concurrently facing growing social services and public safety costs that may prove a larger financial burden in the future.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MINNESOTA
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

From December 31, 1993, through July 31, 1995
 CUMULATIVE               1               Life
TOTAL RETURN             Year           of Fund*
With CDSC                3.5%             0.6%
Without CDSC             4.5%             0.6%

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
EV CLASSIC MINNESOTA TAX FREE FUND:   $10,040
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
DATE               C. MINNESOTA           LEHMAN BROS.
12/93+                10,000                 10,000
 1/94                 10,095                 10,114
 2/94                  9,875                  9,852
 3/94                  9,401                  9,451
 4/94                  9,424                  9,531
 5/94                  9,528                  9,614
 6/94                  9,448                  9,558
 7/94                  9,613                  9,730
 8/94                  9,637                  9,764
 9/94                  9,464                  9,621
10/94                  9,209                  9,450
11/94                  8,919                  9,279
12/94                  9,208                  9,483
 1/95                  9,501                  9,754
 2/95                  9,824                 10,038
 3/95                  9,934                 10,153
 4/95                  9,913                 10,165
 5/95                 10,162                 10,490
 6/95                  9,988                 10,398
 7/95                 10,040                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/9/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"Market conditions have resulted in very narrow quality spreads in 1995. In this climate, I have employed a "barbell" strategy, emphasizing quality on one hand and incremental yield additions on the other. The Portfolio's insured bonds have been an important source of quality and liquidity. Meanwhile, I have generally avoided par bonds in favor of discount issues. Finally, I have carefully researched high-yielding issues as a way to add selectively to the Fund's yield and have added to the health care sector, which has grown more attractive in recent months."

                                                      Robert B. MacIntosh

EV CLASSIC NEW JERSEY TAX FREE FUND

YOUR INVESTMENT AT WORK
Gloucester County, NJ
Utility Authority
Water & Sewer Revenue Bonds

Issued by the Gloucester County Utility Authority, this bond was dedicated to funding Phase III of a waste treatment facility in Gloucester County. Specifically, the program is designed to upgrade the maintenance and operating efficiency of a waste treatment facility. By constructing a second sludge incinerator, the plant should reach a 20% increase in its daily capacity. The bond provided improvements for the County, while representing an attractive yielding investment supported by residents' water and sewer bill payments.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues..................................................    130
Average quality...................................................    A
Investment grade..................................................    87.6%
Effective maturity................................................    16.25 yrs.
Largest sectors:
   Transportation.................................................    15.1%
   General obligations............................................    13.3
   Solid waste....................................................     6.8
   Hospitals......................................................     6.6
   Insured lease revenue..........................................     5.8*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: New Jersey
The New Jersey economy has reflected the slower activity of the national scene. Declines in the housing market, manufacturing, and consumer spending have contributed to the state's slowdown. Nearly 10,000 jobs have been lost in manufacturing alone this year. The state's unemployment rate stood at 6.8% in July, remaining well above the national rate. On a more positive note, the service sector continued to add jobs. More than two-thirds of the 52,000 private sector jobs created in the past year within the state were generated by the service segment, including business, management, engineering, retailing, food services, and health care. And while housing starts were depressed, outlays for commercial construction and public works projects remained fairly strong.

New Jersey has benefited from its increasingly well-managed financial operations and a strong display of fiscal prudence by the Whitman administration. Implementing stricter cost controls and reductions in expenditures, New Jersey is providing a model for other states hoping to control social spending.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC NEW JERSEY
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
From December 31, 1993, through July 31, 1995
  CUMULATIVE           1         Life
 TOTAL RETURN        Year      of Fund*
---------------------------------------
With CDSC            4.2%        0.7%
Without CDSC         5.2%        0.7%

[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
EV CLASSIC NEW JERSEY TAX FREE FUND:  $10,067
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
DATE                C. NEW JERSEY         LEHMAN BROS.
------------------------------------------------------
12/93+                10,000                 10,000
 1/94                 10,087                 10,114
 2/94                  9,868                  9,852
 3/94                  9,413                  9,451
 4/94                  9,458                  9,531
 5/94                  9,523                  9,614
 6/94                  9,424                  9,558
 7/94                  9,570                  9,730
 8/94                  9,616                  9,764
 9/94                  9,454                  9,621
10/94                  9,231                  9,450
11/94                  8,983                  9,279
12/94                  9,243                  9,483
 1/95                  9,538                  9,754
 2/95                  9,790                 10,038
 3/95                  9,881                 10,153
 4/95                  9,892                 10,165
 5/95                 10,155                 10,490
 6/95                 10,024                 10,398
 7/95                 10,067                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/3/93. + Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"The past year has proven to be a highly volatile period for the bond market, given last year's sharp decline and the subsequent strong market rally we have enjoyed in 1995. I have focused on the insured sector to provide quality and ensure good liquidity for the Portfolio. At the same time, I've increased slightly the Portfolio's exposure to the health care sector, which has improved somewhat in recent months, and have added some select high-yielding situations, which helped add yield to the Fund."

                                                    Robert B. MacIntosh

EV CLASSIC PENNSYLVANIA TAX FREE FUND

YOUR INVESTMENT AT WORK
Chester County
Industrial Development Auth. Senior Life Choice of Kimberton

The proceeds of these bonds are being used to fund the construction of the Continuing Care Retirement Center, an assisted living project in Kimberton, PA. This issue is a good example of the Portfolio's efforts to focus on non-rated bonds and private placement issues. Because the issue was purchased in its entirety by Eaton Vance, we were able to structure the deal with favorable terms. With an 8.05% coupon, the bonds represent a 250 basis point advantage over other long-term Pennsylvania issues.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues.................................................     132
Average quality..................................................     Aa-
Investment grade.................................................     95.1%
Effective maturity...............................................     14.13 yrs.
Largest sectors:
   Hospitals.....................................................     22.6%
   Housing.......................................................     12.3
   Industrial development authority..............................      8.7
   Insured hospitals.............................................      7.1*
   Escrowed......................................................      6.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Pennsylvania
The Pennsylvania economy continues to demonstrate the beneficial effects of a shift from its past reliance on manufacturing toward a growing diversification into the service sectors. Pennsylvania's unemployment rate declined sharply during the period, falling to 5.4% in July. The service sector continued to account for nearly two-thirds of the state's job gains, with health services and social services pacing the gains. Durable goods manufacturing also added significantly to job growth, led by metals and industrial machinery.

Pennsylvania has now posted three consecutive years with surplus operations. That marks a significant departure from the early 1990s, when a declining cyclical economy and rising social costs played havoc with the state's finances. Importantly, with an improved economic mix and a stronger national and regional picture, Pennsylvania has returned to fiscal balance in recent years. The Commonwealth's fiscal outlook has benefited from a tax package implemented in 1991, as well as from stricter cost controls and an improving revenue base resulting from a stronger economy.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC PENNSYLVANIA
TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

From December 31, 1993, through July 31, 1995

 CUMULATIVE              1              Life
TOTAL RETURN            Year          of Fund*
With CDSC               4.4%            0.1%
Without CDSC            5.4%            0.1%

EV CLASSIC PENNSYLVANIA TAX FREE FUND: $ 9,979
LEHMAN BROTHERS MUNICIPAL BOND INDEX:  $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE             C. PENNSYLVANIA          LEHMAN BROS.
12/93+               10,000                 10,000
 1/94                10,111                 10,114
 2/94                 9,831                  9,852
 3/94                 9,314                  9,451
 4/94                 9,348                  9,531
 5/94                 9,423                  9,614
 6/94                 9,322                  9,558
 7/94                 9,468                  9,730
 8/94                 9,502                  9,764
 9/94                 9,350                  9,621
10/94                 9,125                  9,450
11/94                 8,823                  9,279
12/94                 9,062                  9,483
 1/95                 9,368                  9,754
 2/95                 9,651                 10,038
 3/95                 9,762                 10,153
 4/95                 9,752                 10,165
 5/95                10,047                 10,490
 6/95                 9,925                 10,398
 7/95                 9,979                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/3/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

"The market outlook for the municipal sector has improved significantly following a difficult 1994. With a slow growth economy and relatively low municipal supply, the municipal market has fared well in 1995. Accordingly, I have become somewhat more constructive toward the market, adding to positions in bonds that tend to be more sensitive to interest rate changes. Elsewhere, I've continued to be very selective about investments in hospital bonds. Finally, in a fairly quiet market, I have looked increasingly to private placements and non-rated bonds for opportunities to increase the Fund's yield."

                                                        David C. Reilly

EV CLASSIC TEXAS TAX FREE FUND

YOUR INVESTMENT AT WORK
Round Rock TX School District
Permanent School Fund

The Round Rock, TX school district serves a small community north of Austin. Insured by the state's Permanent School Fund, the issue is rated AAA. The state's Permanent School Fund finances Texas public education, with interest and dividend income subsidizing local school operations. PSF bonds are popular with the state's investors because they benefit Texas schools only and represent a further diversification away from the major national municipal insurers. Naturally, private insurance does not remove the market risk associated with this investment.

                               PORTFOLIO OVERVIEW
                   Based on market value as of July 31, 1995

Number of issues.................................................     60
Average quality..................................................     AA
Investment grade.................................................     97.3%
Effective maturity...............................................     16.49 yrs.
Largest sectors:
   General obligations...........................................     16.8%
   Insured electric utilities....................................     14.5*
   Insured transportation........................................     12.0*
   Hospitals.....................................................     11.1
   Industrial develop./pollution control.........................      7.0

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Texas
The Texas economy has outpaced the national output throughout the 1990s. The economy continues to expand while diversifying its employment base. In 1994 alone, 250,000 jobs were added. That pace is expected to continue into 1995, as the state increases its exposure to the manufacturing and service sectors. Construction has been especially strong as the state has seen a strong in-migration from other states. That is a marked departure from the 1980s, when the oil and gas economy was wracked by a deep recession. In July, the state's unemployment rate hovered around the 6% level, slightly above the national rate.

The Texas financial picture is improving. Despite a 10% growth in budgeted expenditures, the state has returned to a balanced budget due to a surge in income tax and sales tax revenues. The state is expanding its economy and is poised to benefit from increased trade with Latin America. Texas is also addressing important fiscal issues, including Medicaid, welfare reform, and educational funding.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC TEXAS TAX
FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through July 31, 1995

 CUMULATIVE              1            Life
TOTAL RETURN            Year        of Fund*
With CDSC               4.2%          0.3%
Without CDSC            5.2%          0.3%

EV CLASSIC TEXAS TAX FREE FUND:       $10,041
LEHMAN BROTHERS MUNICIPAL BOND INDEX: $10,496
[BAR CHART USING THE FOLLOWING FIGURES AS PLOT POINTS]
DATE                 C. TEXAS              LEHMAN BROS.
12/93+                10,000                 10,000
 1/94                 10,141                 10,114
 2/94                  9,822                  9,852
 3/94                  9,275                  9,451
 4/94                  9,321                  9,531
 5/94                  9,418                  9,614
 6/94                  9,328                  9,558
 7/94                  9,538                  9,730
 8/94                  9,585                  9,764
 9/94                  9,403                  9,621
10/94                  9,138                  9,450
11/94                  8,847                  9,279
12/94                  9,141                  9,483
 1/95                  9,482                  9,754
 2/95                  9,811                 10,038
 3/95                  9,893                 10,153
 4/95                  9,873                 10,165
 5/95                 10,171                 10,490
 6/95                  9,996                 10,398
 7/95                 10,041                 10,496

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/8/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

"In a market characterized by narrow quality spreads, insured bonds composed a significant portion of the Portfolio, affording continuing high quality as well as good liquidity. While insured bonds provided quality, I looked to the non-rated sectors to add yield to the Fund. I sought to take advantage of market inefficiencies in that sector to add attractive issues to the Portfolio. In my view, income is likely to be an increasingly important component of total return in coming months."

                                                      Timothy T. Browse

                                    -------

                           Ev Classic Tax Free Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                              CLASSIC         CLASSIC        CLASSIC       CLASSIC
                                                              ARIZONA         COLORADO     CONNECTICUT     MICHIGAN
                                                                FUND            FUND          FUND           FUND
                                                             ----------      ----------    -----------    ----------
ASSETS:
  Investments --
     Identified cost                                         $2,424,131      $1,912,275    $4,593,347     $4,558,125
     Unrealized appreciation (depreciation)                       8,446          38,550        (1,480)       (45,753)
                                                             ----------      ----------    ----------     ----------
  Total investment in Portfolio, at value (Note 1A)          $2,432,577      $1,950,825    $4,591,867     $4,512,372
  Receivable for Fund shares sold                                10,010          --            --             --
  Receivable from the Administrator (Note 4)                     18,453          17,169        22,099         12,579
  Other assets                                                      565          --            --             --
  Deferred organization expenses (Note 1D)                        6,959           5,906         7,658          7,360
                                                             ----------      ----------    ----------     ----------
       Total assets                                          $2,468,564      $1,973,900    $4,621,624     $4,532,311
                                                             ----------      ----------    ----------     ----------
LIABILITIES:
  Dividends payable                                          $    2,179      $    1,814    $    4,225     $    3,965
  Payable for Fund shares redeemed                               --              --             2,209         51,151
  Payable to affiliates --
     Trustees' fees                                              --              --            --                 14
     Custodian fee                                                   84              84            84             63
  Accrued expenses                                                1,091             895         1,446          1,692
                                                             ----------      ----------    ----------     ----------
       Total liabilities                                     $    3,354      $    2,793    $    7,964     $   56,885
                                                             ----------      ----------    ----------     ----------
NET ASSETS                                                   $2,465,210      $1,971,107    $4,613,660     $4,475,426
                                                             ==========      ==========    ==========     ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                            $2,588,829      $2,083,570    $4,730,988     $4,861,363
  Accumulated net realized loss on investment and financial
     futures transactions (computed on the basis of
     identified cost)                                          (140,470)       (157,228)     (118,946)      (354,495)
  Accumulated undistributed net investment income                 8,405           6,215         3,098         14,311
  Unrealized appreciation (depreciation) of investments and
     financial futures contracts from Portfolio (computed
     on the basis of identified cost)                             8,446          38,550        (1,480)       (45,753)
                                                             ----------      ----------    ----------     ----------
       Total                                                 $2,465,210      $1,971,107    $4,613,660     $4,475,426
                                                             ==========      ==========    ==========     ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                       259,292         213,512       502,774        483,268
                                                             ==========      ==========    ==========     ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE (net assets / shares of beneficial interest
  outstanding)(Note 6)                                            $9.51           $9.23         $9.18          $9.26
                                                                  =====           =====         =====          =====


                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                               CLASSIC       CLASSIC        CLASSIC       CLASSIC
                                                              MINNESOTA     NEW JERSEY    PENNSYLVANIA     TEXAS
                                                                 FUND          FUND           FUND          FUND
                                                              ----------    ----------    ------------    --------
ASSETS:
  Investments --
     Identified cost                                          $3,599,799    $3,296,342     $2,780,049     $476,950
     Unrealized appreciation (depreciation)                       60,097       (11,443)      (144,008)     (31,789)
                                                              ----------    ----------     ----------     --------
  Total investment in Portfolio, at value (Note 1A)           $3,659,896    $3,284,899     $2,636,041     $445,161
  Receivable for Fund shares sold                                 --            --             --             --
  Receivable from the Administrator (Note 4)                      24,179        22,188         19,615       15,081
  Deferred organization expenses (Note 1D)                         9,097        10,081          8,898        9,588
                                                              ----------    ----------     ----------     --------
       Total assets                                           $3,693,172    $3,317,168     $2,664,554     $469,830
                                                              ----------    ----------     ----------     --------
LIABILITIES:
  Dividends payable                                           $    3,361     $   3,135     $    2,514     $    457
  Payable for Fund shares redeemed                                --             5,000         39,234         --
  Payable to affiliates --
     Trustees' fees                                                   14        --             --             --
     Custodian fee                                                    84            84         --               84
  Accrued expenses                                                 1,402         1,553          1,973          668
                                                              ----------    ----------     ----------     --------
       Total liabilities                                      $    4,861     $   9,772     $   43,721     $  1,209
                                                              ----------    ----------     ----------     --------
NET ASSETS                                                    $3,688,311    $3,307,396     $2,620,833     $468,621
                                                              ==========    ==========     ==========     ========
SOURCES OF NET ASSETS:
  Paid-in capital                                             $3,936,636    $3,495,659     $3,038,340     $561,594
  Accumulated net realized loss on investment and financial
     futures transactions (computed on the basis of
     identified cost)                                           (321,125)     (182,451)      (281,486)     (61,218)
  Accumulated undistributed net investment income                 12,703         5,631          7,987           34
  Unrealized appreciation (depreciation) of investments and
     financial futures contracts from Portfolio (computed on
     the basis of identified cost)                                60,097       (11,443)      (144,008)     (31,789)
                                                              ----------    ----------     ----------     --------
       Total                                                  $3,688,311    $3,307,396     $2,620,833     $468,621
                                                              ==========    ==========     ==========     ========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                        396,543       356,587        285,423       51,002
                                                              ==========    ==========     ==========     ========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE (net assets / shares of beneficial interest
  outstanding)(Note 6)                                            $9.30         $9.28           $9.18        $9.19
                                                                  =====         =====           =====        =====

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                                CLASSIC        CLASSIC       CLASSIC       CLASSIC
                                                                ARIZONA       COLORADO     CONNECTICUT    MICHIGAN
                                                                 FUND           FUND          FUND          FUND
                                                               ---------      ---------    -----------    ---------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                     $ 190,274      $ 140,211     $ 240,411     $ 346,533
  Expenses allocated from Portfolio                              (15,748)        (5,718)      (20,347)      (26,465)
                                                               ---------      ---------     ---------     ---------
     Net investment income from Portfolio                      $ 174,526      $ 134,493     $ 220,064     $ 320,068
                                                               ---------      ---------     ---------     ---------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)                   $  --          $   --        $  --         $     163
     Distribution costs (Note 5)                                  28,540         21,174        36,577        51,466
     Custodian fees (Note 4)                                       4,972          4,950         3,449         3,955
     Registration costs                                            5,314            186           550         1,289
     Legal and accounting services                                 5,288          4,155         5,366         7,626
     Transfer and dividend disbursing agent fees                   2,370          1,532         3,252         4,130
     Amortization of organization expenses (Note 1D)               1,990          1,763         2,284         2,166
     Printing and postage                                          1,535          5,099         5,279         5,950
     Miscellaneous                                                   737            578         1,919         1,157
                                                               ---------      ---------     ---------     ---------
       Total expenses                                          $  50,746      $  39,437     $  58,676     $  77,902
  Deduct allocation of expenses to the Administrator (Note 4)     18,453         17,169        22,099        12,579
                                                               ---------      ---------     ---------     ---------
          Net expenses                                         $  32,293      $  22,268     $  36,577     $  65,323
                                                               ---------      ---------     ---------     ---------
            Net investment income                              $ 142,233      $ 112,225     $ 183,487     $ 254,745
                                                               ---------      ---------     ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)           $(101,251)     $(106,034)    $ (54,933)    $(184,280)
     Financial futures contracts                                 (17,601)       (31,604)      (64,301)      (55,979)
                                                               ---------      ---------     ---------     ----------
       Net realized loss on investments                        $(118,852)     $(137,638)    $(119,234)    $(240,259)
  Change in unrealized appreciation of investments and
     financial futures contracts                                 158,005        125,129       103,779       255,527
                                                               ---------      ---------     ---------     ---------
          Net realized and unrealized gain (loss)              $  39,153      $ (12,509)    $ (15,455)    $  15,268
                                                               ---------      ---------     ---------     ---------
            Net increase in net assets from operations         $ 181,386      $  99,716     $ 168,032     $ 270,013
                                                               =========      =========     =========     =========

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                               CLASSIC      CLASSIC        CLASSIC       CLASSIC
                                                              MINNESOTA    NEW JERSEY    PENNSYLVANIA     TEXAS
                                                                FUND          FUND           FUND          FUND
                                                              ---------    ----------    ------------    --------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                    $ 302,088    $ 231,446       $ 217,731     $ 45,245
  Expenses allocated from Portfolio                             (22,764)     (18,665)        (16,581)        (467)
                                                              ---------    ---------       ---------     --------
     Net investment income from Portfolio                     $ 279,324    $ 212,781       $ 201,150     $ 44,778
                                                              ---------    ---------       ---------     --------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)                  $     136    $  --           $ --          $  --
     Distribution costs (Note 5)                                 45,493       33,946          31,462        6,864
     Custodian fees (Note 4)                                      3,348        4,973           2,576        4,862
     Registration costs                                           1,821          840         --             --
     Legal and accounting services                                5,632        4,243           6,698        3,463
     Transfer and dividend disbursing agent fees                  1,762        2,698           2,591          713
     Amortization of organization expenses (Note 1D)              2,719        3,022           2,664        1,356
     Printing and postage                                         9,793        6,412           4,459        4,327
     Miscellaneous                                                1,178       --               1,455          360
                                                              ---------    ---------       ---------     --------
       Total expenses                                         $  71,882    $  56,134       $  51,905     $ 21,945
  Deduct allocation of expenses to the Administrator
     (Note 4)                                                    24,179       22,188          19,615       15,081
                                                              ---------    ---------       ---------     --------
          Net expenses                                        $  47,703    $  33,946       $  32,290     $  6,864
                                                              ---------    ---------       ---------     --------
            Net investment income                             $ 231,621    $ 178,835       $ 168,860     $ 37,914
                                                              ---------    ---------       ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)          $(245,784)   $(130,673)      $(189,650)    $(43,354)
     Financial futures contracts                                (59,656)     (38,339)        (36,892)      (4,571)
                                                              ---------    ---------       ---------     --------
       Net realized loss on investments                       $(305,440)   $(169,012)      $(226,542)    $(47,925)
  Change in unrealized appreciation of investments and
     financial future contracts                                 307,608      149,685         162,979       13,112
                                                              ---------    ---------       ---------     --------
          Net realized and unrealized gain (loss)             $   2,168    $ (19,327)      $ (63,563)    $(34,813)
                                                              ---------    ---------       ---------     --------
            Net increase in net assets from operations        $ 233,789    $ 159,508       $ 105,297     $  3,101
                                                              =========    =========       =========     ========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC          CLASSIC        CLASSIC        CLASSIC
                                                             ARIZONA         COLORADO      CONNECTICUT     MICHIGAN
                                                              FUND             FUND           FUND           FUND
                                                           -----------      -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                 $   142,233      $   112,225    $  183,487     $   254,745
     Net realized loss on investments                         (118,852)        (137,638)     (119,234)       (240,259)
     Change in unrealized appreciation of investments          158,005          125,129       103,779         255,527
                                                           -----------      -----------    ----------     -----------
       Net increase in net assets from operations          $   181,386      $    99,716    $  168,032     $   270,013
                                                           -----------      -----------    ----------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                            $  (142,233)     $  (112,225)   $ (183,487)    $  (254,745)
     In excess of net investment income                         (7,151)          (3,110)      (10,948)        (14,453)
                                                           -----------      -----------    ----------     -----------
       Total distributions to shareholders                 $  (149,384)     $  (115,335)   $ (194,435)    $  (269,198)
                                                           -----------      -----------    ----------     -----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                         $ 2,579,387      $ 1,183,260    $2,108,441     $   824,670
     Net asset value of shares issued to shareholders
       in payment of distributions declared                    107,328           82,822       154,657         219,640
     Cost of shares redeemed                                (2,665,165)      (1,621,569)     (837,950)     (2,935,769)
                                                           -----------      -----------    ----------     -----------
       Increase (decrease) in net assets from Fund
          share transactions                               $    21,550      $  (355,487)   $1,425,148     $(1,891,459)
                                                           -----------      -----------    ----------     -----------
          Net increase (decrease) in net assets            $    53,552      $  (371,106)   $1,398,745     $(1,890,644)
NET ASSETS:
     At beginning of year                                    2,411,658        2,342,213     3,214,915       6,366,070
                                                           -----------      -----------    ----------     -----------
     At end of year                                        $ 2,465,210      $ 1,971,107    $4,613,660     $ 4,475,426
                                                           ===========      ===========    ==========     ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                    $     8,405      $     6,215    $    3,098     $    14,311
                                                           ===========      ===========    ==========     ===========

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC          CLASSIC        CLASSIC        CLASSIC
                                                            MINNESOTA       NEW JERSEY     PENNSYLVANIA      TEXAS
                                                              FUND             FUND            FUND           FUND
                                                           -----------      -----------    ------------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                 $   231,621      $   178,835     $   168,860     $   37,914
     Net realized loss on investments                         (305,440)        (169,012)       (226,542)       (47,925)
     Change in unrealized appreciation of investments          307,608          149,685         162,979         13,112
                                                           -----------      -----------     -----------     ----------
       Net increase in net assets from operations          $   233,789      $   159,508     $   105,297     $    3,101
                                                           -----------      -----------     -----------     ----------
  Distributions to shareholders (Note 2) --
     From net investment income                            $  (231,621)     $  (178,835)    $  (168,860)    $  (37,914)
     In excess of net investment income                        (11,629)          (9,613)         (7,552)        (2,657)
                                                           -----------      -----------     -----------     ----------
       Total distributions to shareholders                 $  (243,250)     $  (188,448)    $  (176,412)    $  (40,571)
                                                           -----------      -----------     -----------     ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                         $ 1,422,669      $   646,496     $   694,753     $  111,406
     Net asset value of shares issued to shareholders
       in payment of distributions declared                     73,152          112,416         128,368         22,726
     Cost of shares redeemed                                (2,749,588)      (1,139,533)     (2,833,146)      (774,799)
                                                           -----------      -----------     -----------     ----------
       Decrease in net assets from Fund share
          transactions                                     $(1,253,767)     $  (380,621)    $(2,010,025)    $ (640,667)
                                                           -----------      -----------     -----------     ----------
          Net decrease in net assets                       $(1,263,228)     $  (409,561)    $(2,081,140)    $ (678,137)
NET ASSETS:
     At beginning of year                                    4,951,539        3,716,957       4,701,973      1,146,758
                                                           -----------      -----------     -----------     ----------
     At end of year                                        $ 3,688,311      $ 3,307,396     $ 2,620,833     $  468,621
                                                           ===========      ===========     ===========     ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                    $    12,703      $     5,631     $     7,987     $       34
                                                           ===========      ===========     ===========     ==========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                               CLASSIC         CLASSIC        CLASSIC       CLASSIC
                                                               ARIZONA         COLORADO     CONNECTICUT     MICHIGAN
                                                                FUND             FUND          FUND           FUND
                                                             -----------      ----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                   $    57,360      $   41,385    $   42,705     $  138,309
     Net realized gain (loss) on investments                     (21,618)        (19,590)          288       (114,236)
     Unrealized depreciation of investments                     (149,559)        (86,579)     (105,259)      (301,280)
                                                             -----------      ----------    ----------     ----------
       Net decrease in net assets from operations            $  (113,817)     $  (64,784)   $  (62,266)    $ (277,207)
                                                             -----------      ----------    ----------     ----------
  Distributions to shareholders (Note 2) --
     From net investment income                              $   (57,360)     $  (41,385)   $  (42,705)    $ (138,309)
     In excess of net investment income                          (10,784)         (9,541)      (11,630)       (24,606)
                                                             -----------      ----------    ----------     ----------
       Total distributions to shareholders                   $   (68,144)     $  (50,926)   $  (54,335)    $ (162,915)
                                                             -----------      ----------    ----------     ----------
  Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sales of shares                           $ 4,401,491      $3,305,061    $3,775,008     $7,607,237
     Net asset value of shares issued to shareholders in
       payment of distributions declared                          46,302          31,649        36,571        123,118
     Cost of shares redeemed                                  (1,854,174)       (878,787)     (480,063)      (924,163)
                                                             -----------      ----------    ----------     ----------
       Increase in net assets from Fund share transactions   $ 2,593,619      $2,457,923    $3,331,516     $6,806,192
                                                             -----------      ----------    ----------     ----------
          Net increase in net assets                         $ 2,411,658      $2,342,213    $3,214,915     $6,366,070
NET ASSETS:
  At beginning of period                                         --               --            --             --
                                                             -----------      ----------    ----------     ----------
  At end of period                                           $ 2,411,658      $2,342,213    $3,214,915     $6,366,070
                                                             ===========      ==========    ==========     ==========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD  $      (415)     $   (2,228)   $   (3,810)    $       65
                                                             ===========      ==========    ==========     ==========

* For the Classic Arizona, Classic Colorado, Classic Connecticut and Classic Michigan Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 13, 1993, December 10, 1993, December 9, 1993, and December 7, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                             CLASSIC       CLASSIC        CLASSIC        CLASSIC
                                                            MINNESOTA     NEW JERSEY    PENNSYLVANIA      TEXAS
                                                               FUND          FUND           FUND           FUND
                                                            ----------    ----------    ------------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                  $  101,803    $   67,465    $   113,896     $   25,192
     Net realized loss on investments                          (15,685)      (13,439)       (54,944)       (13,293)
     Unrealized depreciation of investments                   (247,511)     (161,128)      (306,987)       (44,901)
                                                            ----------    ----------    ------------    ----------
       Net decrease in net assets from operations           $ (161,393)   $ (107,102)   $  (248,035)    $  (33,002)
                                                            ----------    ----------    ------------    ----------
  Distributions to shareholders (Note 2) --
     From net investment income                             $ (101,803)   $  (67,465)   $  (113,896)    $  (25,192)
     In excess of net investment income                        (18,488)      (14,760)       (21,849)        (5,699)
                                                            ----------    ----------    ------------    ----------
       Total distributions to shareholders                  $ (120,291)   $  (82,225)   $  (135,745)    $  (30,891)
                                                            ----------    ----------    ------------    ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                          $5,944,730    $4,695,484    $ 6,980,797     $1,336,515
     Net asset value of shares issued to shareholders in
       payment of distributions declared                        50,263        50,221        109,237         10,081
     Cost of shares redeemed                                  (761,770)     (839,421)    (2,004,281)      (135,945)
                                                            ----------    ----------    -----------     ----------
       Increase in net assets from Fund share transactions  $5,233,223    $3,906,284    $ 5,085,753     $1,210,651
                                                            ----------    ----------    -----------     ----------
          Net increase in net assets                        $4,951,539    $3,716,957    $ 4,701,973     $1,146,758
NET ASSETS:
  At beginning of period                                       --            --             --              --
                                                            ----------    ----------    -----------     ----------
  At end of period                                          $4,951,539    $3,716,957    $ 4,701,973     $1,146,758
                                                            ==========    ==========    ===========     ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD            $     (875)   $   (3,068)   $    (2,598)    $   (1,487)
                                                            ==========    ==========    ===========     ==========

* For the Classic Minnesota, Classic New Jersey, Classic Pennsylvania and Classic Texas Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 9, 1993, December 3, 1993, December 3, 1993, and December 8, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                               CLASSIC ARIZONA FUND           CLASSIC COLORADO FUND        CLASSIC CONNECTICUT FUND
                          -----------------------------  -----------------------------  -----------------------------
                            YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                          JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*
                          -------------  --------------  -------------  --------------  -------------  --------------
NET ASSET VALUE,
  beginning of year          $ 9.390        $ 10.000        $ 9.180        $ 10.000        $ 9.250        $ 10.000
                             -------        --------        -------        --------        -------        --------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.432        $  0.253        $ 0.450        $  0.256        $ 0.431        $  0.246
  Net realized and
    unrealized gain (loss)
    on investments             0.142          (0.563)         0.062++        (0.761)        (0.044)         (0.683)
                             -------        --------        -------        --------        -------        --------
    Total income (loss)
     from operations         $ 0.574        $ (0.310)       $ 0.512        $ (0.505)       $ 0.387        $ (0.437)
                             -------        --------        -------        --------        -------        --------

LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.432)       $ (0.253)       $(0.450)       $ (0.256)       $(0.431)       $ (0.246)
  In excess of net
    investment income         (0.022)         (0.047)        (0.012)         (0.059)        (0.026)         (0.067)
                             -------        --------        -------        --------        -------        --------
    Total distributions      $(0.454)       $ (0.300)       $(0.462)       $ (0.315)       $(0.457)       $ (0.313)
                             -------        --------        -------        --------        -------        --------
NET ASSET VALUE,
  end of year                $ 9.510        $  9.390        $ 9.230        $  9.180        $ 9.180        $  9.250
                             =======        ========        =======        ========        =======        ========
TOTAL RETURN (2)               6.44%         (3.23)%          5.89%         (5.22)%          4.49%         (4.53)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of period
    (000 omitted)            $ 2,465        $  2,412        $ 1,971        $  2,342        $ 4,614        $  3,215
 Ratio of net expenses
    to average daily
    net assets (1)             1.60%           1.75%+         1.26%           1.38%+         1.48%           1.64%+
 Ratio of net investment
    income to average daily
    net assets                 4.73%           4.14%+         5.04%           4.20%+         4.76%           4.07%+

                              CLASSIC MICHIGAN FUND
                           -----------------------------
                            YEAR ENDED      YEAR ENDED
                           JULY 31, 1995  JULY 31, 1994*
                           -------------  --------------
NET ASSET VALUE,
  beginning of year          $ 9.220        $ 10.000
                             -------        --------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.419        $  0.261
  Net realized and
    unrealized gain (loss)
    on investments             0.063          (0.733)
                             -------        --------
    Total income (loss)
     from operations         $ 0.482        $ (0.472)
                             -------        --------
LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.419)       $ (0.261)
  In excess of net
    investment income         (0.023)         (0.047)
                             -------        --------
    Total distributions      $(0.442)       $ (0.308)
                             -------        --------
NET ASSET VALUE,
  end of year                $ 9.260        $  9.220
                             =======        ========
TOTAL RETURN (2)               5.52%         (4.88)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of period
    (000 omitted)            $ 4,475        $  6,366
 Ratio of net expenses
    to average daily
    net assets (1)             1.69%           1.69%+
 Ratio of net investment
    income to average daily
    net assets                 4.70%           4.18%+

** For the year ended July 31, 1995 and for the period from the start of business, December 13, 1993, December 10, 1993, December 9, 1993 and December
   7, 1993, respectively, to July 31, 1994 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and ratios would have been as follows:

                               CLASSIC ARIZONA FUND           CLASSIC COLORADO FUND        CLASSIC CONNECTICUT FUND
                          -----------------------------  -----------------------------  -----------------------------
                            YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                          JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*
                          -------------  --------------  -------------  --------------  -------------  --------------
NET INVESTMENT INCOME
  PER SHARE                  $ 0.376        $  0.181        $ 0.368        $  0.146        $ 0.379        $  0.141
                             =======        ========        =======        ========        =======        ========
RATIOS (As a percentage
         of average daily
         net assets):
         Expenses(1)           2.21%           2.93%+         2.18%           3.18%+         2.05%           3.37%+
         Net investment
           income              4.12%           2.96%+         4.12%           2.40%+         4.19%           2.34%+

                              CLASSIC MICHIGAN FUND
                           -----------------------------
                            YEAR ENDED      YEAR ENDED
                           JULY 31, 1995  JULY 31, 1994*
                           -------------  --------------
NET INVESTMENT INCOME
  PER SHARE                  $ 0.398        $  0.235
                             =======        ========
RATIOS (As a percentage
         of average daily
         net assets):
         Expenses(1)           1.92%           2.11%+
         Net investment
           income              4.47%           3.76%+

   + Annualized.
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a nonannualized basis.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   * For the Classic Arizona, Classic Colorado, Classic Connecticut and Classic Michigan Funds, the Financial Highlights
     are for the period from the start of business, December 13, 1993, December 10, 1993, December 9, 1993, and December
     7, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              CLASSIC MINNESOTA FUND         CLASSIC NEW JERSEY FUND      CLASSIC PENNSYLVANIA FUND
                          -----------------------------  -----------------------------  -----------------------------
                            YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                          JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*
                          -------------  --------------  -------------  --------------  -------------  --------------
NET ASSET VALUE,
  beginning of year          $ 9.370        $ 10.000        $ 9.300        $ 10.000        $ 9.180        $ 10.000
                             -------        --------        -------        --------        -------        --------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.440        $  0.267        $ 0.452        $  0.276        $ 0.447        $  0.279
  Net realized and
    unrealized gain (loss)
    on investments            (0.048)++       (0.582)         0.004++        (0.640)        (0.020)         (0.766)
                             -------        --------        -------        --------        -------        --------
    Total income (loss)
     from operations         $ 0.392        $ (0.315)       $ 0.456        $ (0.364)       $ 0.467        $ (0.487)
                             -------        --------        -------        --------        -------        --------

LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.440)       $ (0.267)       $(0.452)       $ (0.276)       $(0.447)       $ (0.279)
  In excess of net
    investment income         (0.022)         (0.048)        (0.024)         (0.060)        (0.020)         (0.054)
                             -------        --------        -------        --------        -------        --------
    Total distributions      $(0.462)       $ (0.315)       $(0.476)       $ (0.336)       $(0.467)       $ (0.333)
                             -------        --------        -------        --------        -------        --------
NET ASSET VALUE,
  end of year                $ 9.300        $  9.370        $ 9.280        $  9.300        $ 9.180        $  9.180
                             =======        ========        =======        ========        =======        ========
TOTAL RETURN (2)               4.45%         (3.29)%          5.20%         (3.82)%          5.40%         (5.04)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of period
    (000 omitted)            $ 3,688        $  4,952        $ 3,307        $  3,717        $ 2,621        $  4,702
 Ratio of net expenses
    to average daily
    net assets (1)             1.47%           1.51%+         1.47%           1.64%+         1.48%           1.66%+
 Ratio of net investment
    income to average daily
    net assets                 4.84%           4.33%+         5.01%           4.30%+         5.10%           4.43%+

                                CLASSIC TEXAS FUND
                           -----------------------------
                            YEAR ENDED      YEAR ENDED
                           JULY 31, 1995  JULY 31, 1994*
                           -------------  --------------
NET ASSET VALUE,
  beginning of year          $ 9.230        $ 10.000
                             -------        --------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.455        $  0.267
  Net realized and
    unrealized gain (loss)
    on investments            (0.008)         (0.709)
                             -------        --------
    Total income (loss)
     from operations         $ 0.447        $ (0.442)
                             -------        --------
LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.455)       $ (0.267)
  In excess of net
    investment income         (0.032)         (0.061)
                             -------        --------
    Total distributions      $(0.487)       $ (0.328)
                             -------        --------
NET ASSET VALUE,
  end of year                $ 9.190        $  9.230
                             =======        ========
TOTAL RETURN (2)               5.16%         (4.61)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of period
    (000 omitted)            $   469        $  1,147
 Ratio of net expenses
    to average daily
    net assets (1)             1.01%           1.08%+
 Ratio of net investment
    income to average daily
    net assets                 5.25%           4.53%+

** For the year ended July 31, 1995 and for the period from the start of business, December 9, 1993, December 3, 1993, December 3, 1993 and December
   8, 1993, respectively, to July 31, 1994 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and ratios would have been as follows:

                              CLASSIC MINNESOTA FUND         CLASSIC NEW JERSEY FUND      CLASSIC PENNSYLVANIA FUND
                          -----------------------------  -----------------------------  -----------------------------
                            YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                          JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*  JULY 31, 1995  JULY 31, 1994*
                          -------------  --------------  -------------  --------------  -------------  --------------
NET INVESTMENT INCOME
  PER SHARE                  $ 0.394        $  0.209        $ 0.396        $  0.184        $ 0.395        $  0.235
                             =======        ========        =======        ========        =======        ========
RATIOS (As a percentage
         of average daily
         net assets):
         Expenses(1)           1.98%           2.45%+         2.09%           3.08%+         2.07%           2.36%+
         Net investment
           income              4.33%           3.38%+         4.39%           2.86%+         4.51%           3.73%+

                                CLASSIC TEXAS FUND
                           -----------------------------
                            YEAR ENDED      YEAR ENDED
                           JULY 31, 1995  JULY 31, 1994*
                           -------------  --------------
NET INVESTMENT INCOME
  PER SHARE                  $ 0.254        $  0.024
                             =======        ========
RATIOS (As a percentage
         of average daily
         net assets):
         Expenses(1)           3.33%           5.20%+
         Net investment
           income              2.93%           0.41%+

   + Annualized.
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a nonannualized basis.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   * For the Classic Minnesota, Classic New Jersey, Classic Pennsylvania and Classic Texas Funds, the Financial Highlights
     are for the period from the start of business, December 9, 1993, December 3, 1993, December 3, 1993, and December 8,
     1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of sixty-three Funds, eight of which are included in these financial statements. They include EV Classic Arizona Tax Free Fund ("Classic Arizona Fund"), EV Classic Colorado Tax Free Fund ("Classic Colorado Fund"), EV Classic Connecticut Tax Free Fund ("Classic Connecticut Fund"), EV Classic Michigan Tax Free Fund ("Classic Michigan Fund"), EV Classic Minnesota Tax Free Fund ("Classic Minnesota Fund"), EV Classic New Jersey Tax Free Fund ("Classic New Jersey Fund"), EV Classic Pennsylvania Tax Free Fund ("Classic Pennsylvania Fund"), and EV Classic Texas Tax Free Fund ("Classic Texas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic Arizona Fund invests its assets in the Arizona Tax Free Portfolio, the Classic Colorado Fund invests its assets in the Colorado Tax Free Portfolio, the Classic Connecticut Fund invests its assets in the Connecticut Tax Free Portfolio, the Classic Michigan Fund invests its assets in the Michigan Tax Free Portfolio, the Classic Minnesota Fund invests its assets in the Minnesota Tax Free Portfolio, the Classic New Jersey Fund invests its assets in the New Jersey Tax Free Portfolio, the Classic Pennsylvania Fund invests its assets in the Pennsylvania Tax Free Portfolio, and the Classic Texas Fund invests its assets in the Texas Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (1.7%, 4.2%, 2.3%, 2.4%, 4.4%, 0.8%, 0.5%, and 1.6% at July 31, 1995
for the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1995, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

The amounts and expiration dates of the capital loss carryovers are as follows:

         FUND                 AMOUNT            EXPIRES
-----------------------------------------------------------
Classic Arizona Fund         $ 6,850        July 31, 2003
                              22,323        July 31, 2002
Classic Colorado Fund         10,896        July 31, 2003
                              18,440        July 31, 2002
Classic Connecticut Fund       4,986        July 31, 2002
Classic Michigan Fund         36,368        July 31, 2003
                              83,846        July 31, 2002
Classic Minnesota Fund        40,089        July 31, 2003
                              22,023        July 31, 2002
Classic New Jersey Fund          499        July 31, 2003
                              15,446        July 31, 2002
Classic Pennsylvania Fund     17,477        July 31, 2003
                              66,690        July 31, 2002
Classic Texas Fund            11,202        July 31, 2002

Additionally, at July 31, 1995, net capital losses of $109,209, $116,023, $101,664, $168,973, $236,478, $151,916, $182,207, and $42,625, for the Classic
Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund, and Classic Texas Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date each Fund commenced operations.

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

E. DISTRIBUTION COSTS--For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Service ruling, the Funds changed their tax accounting for commissions paid from charging the expenses to paid-in capital to charging the expenses to operations. The change had no effect on either the Funds' current yield or total return (Notes 2 and 5).

F. OTHER--Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of a Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. In addition, each Fund declares each day an amount equal to the excess of tax basis net income over book basis net income, which amount is reported for financial statement purposes as a distribution in excess of net investment income. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statements purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended July 31, 1995, $15,971, $11,553, $17,856, $28,699, $25,207,
$18,312, $18,137 and $4,178 were reclassified from distributions in excess of net investment income to paid in capital, due to permanent differences between book and tax accounting for distribution costs for the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively. Net investment income, net realized gains and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      CLASSIC ARIZONA FUND               CLASSIC COLORADO FUND
                                                   ---------------------------       -----------------------------
                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    JULY 31,         JULY 31,          JULY 31,          JULY 31,
                                                      1995            1994*              1995             1994*
                                                   ----------       ----------       ------------       ----------
Sales                                                284,699          450,458           131,906           344,445
Issued to shareholders electing
  to receive payments of distributions in Fund
  shares                                              11,797            4,933             9,251             3,407
Redemptions                                         (294,142)        (198,453)         (182,871)          (92,626)
                                                   ---------         --------          --------           -------
       Net increase (decrease)                         2,354          256,938           (41,714)          255,226
                                                   =========         ========          ========           =======

                                                    CLASSIC CONNECTICUT FUND             CLASSIC MICHIGAN FUND
                                                   ---------------------------       -----------------------------
                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    JULY 31,         JULY 31,          JULY 31,          JULY 31,
                                                      1995            1994*              1995             1994*
                                                   ----------       ----------       ------------       ----------
Sales                                                233,930          394,622            91,974           775,309
Issued to shareholders electing
  to receive payments of distributions in Fund
  shares                                              17,289            3,916            24,410            13,136
Redemptions                                          (95,969)         (51,014)         (323,457)          (98,104)
                                                     -------          -------          --------           -------
       Net increase (decrease)                       155,250          347,524          (207,073)          690,341
                                                     =======          =======          ========           =======

* For the period from the start of business December 13, December 10, December 9, and December 7, 1993 for Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund and Classic Michigan Fund, respectively, to July 31, 1994.

                                    -------

--------------------------------------------------------------------------------

                                                     CLASSIC MINNESOTA FUND             CLASSIC NEW JERSEY FUND
                                                   ---------------------------       -----------------------------
                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    JULY 31,         JULY 31,          JULY 31,          JULY 31,
                                                      1995            1994*              1995             1994*
                                                   ----------       ----------       ------------       ----------
Sales                                                154,778          602,377            71,024           483,105
Issued to shareholders electing
  to receive payments of distributions in Fund
  shares                                               8,048            5,274            12,393             5,341
Redemptions                                         (294,858)         (79,076)         (126,356)          (88,920)
                                                    --------          -------          --------           -------
       Net increase (decrease)                      (132,032)         528,575           (42,939)          399,526
                                                    ========          =======           =======           =======

                                                    CLASSIC PENNSYLVANIA FUND             CLASSIC TEXAS FUND
                                                   ---------------------------       -----------------------------
                                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    JULY 31,         JULY 31,          JULY 31,          JULY 31,
                                                      1995            1994*              1995             1994*
                                                   ----------       ----------       ------------       ----------
Sales                                                 76,889          714,451            12,839           137,888
Issued to shareholders electing
  to receive payments of distributions in Fund
  shares                                              14,424           11,673             2,544             1,087
Redemptions                                         (318,020)        (213,994)          (88,591)          (14,765)
                                                    --------         --------           -------           -------
       Net increase (decrease)                      (226,707)         512,130           (73,208)          124,210
                                                    ========         ========           =======           =======

* For the period from the start of business December 9, December 3, December 3, and December 8, 1993 for Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively, to July 31, 1994.
--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $18,453, $17,169, $22,099, $12,579, $24,179, $22,188, $19,615 and $15,081 of expenses related to the operation of the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective January 30, 1995 the Trustees of the Funds adopted an Amended Distribution Plan. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc.
(EVD), amounts equal to 1/365 of 0.75% of each Funds daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended July 31, 1995, Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, paid or accrued $22,532, $16,716, $28,877, $40,685, $35,916, $26,799, $24,839 and $5,435, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At July 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund,

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

Classic Pennsylvania Fund, and Classic Texas Fund were approximately $421,000, $286,000, $346,000, $527,000, $419,000, $295,000, $474,000 and $81,000,
respectively.

In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter, in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.20% of each Fund's average daily net assets for any fiscal year. For the year ended July 31, 1995, Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund paid or accrued service fees to or payable to EVD in the amount of $6,008, $4,458, $7,700, $10,781, $9,577,
$7,147, $6,623 and $1,429, respectively. Pursuant to the Amended Distribution Plan, on sales made prior to January 30, 1995, EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.20%, annualized, of the assets maintained in each Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.20% of the purchase price of the shares sold by such authorized Firm and monthly payments of service fees in amounts not expected to exceed 0.20% per annum of the Funds' average daily net assets based on the value of Fund shares sold by such authorized Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGES

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds' Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the year ended July 31, 1995, EVD received approximately $600, $200, $50 and $400 of CDSC paid by shareholders of Classic Arizona Fund, Classic Colorado Fund, Classic Michigan Fund, and Classic Pennsylvania Fund, respectively.

--------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1995 were as follows:

                                                    CLASSIC          CLASSIC           CLASSIC           CLASSIC
                                                    ARIZONA          COLORADO        CONNECTICUT         MICHIGAN
                                                      FUND             FUND              FUND              FUND
                                                   ----------       ----------       ------------       ----------
Increases                                          $2,598,994       $1,244,281        $2,158,035        $1,036,188
Decreases                                           3,513,354        1,716,187           963,488         3,249,657

                                                    CLASSIC          CLASSIC           CLASSIC           CLASSIC
                                                   MINNESOTA        NEW JERSEY       PENNSYLVANIA         TEXAS
                                                      FUND             FUND              FUND              FUND
                                                   ----------       ----------       ------------       ----------
Increases                                          $1,717,391       $  755,436        $  741,499        $  153,807
Decreases                                           3,007,384        1,321,503         3,002,750           845,661

                                    -------

                          Independent Auditor's Report
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Classic Arizona Tax Free Fund, EV Classic Colorado Tax Free Fund, EV Classic Connecticut Tax Free Fund, EV Classic Michigan Tax Free Fund, EV Classic Minnesota Tax Free Fund, EV Classic New Jersey Tax Free Fund, EV Classic Pennsylvania Tax Free Fund, and EV Classic Texas Tax Free Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of July 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended July 31, 1995 and the period from the start of business to July 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust at July 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                  DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
AUGUST 25, 1995


                                          STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                 For the Six Months Ended January 31, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------

                                                             CLASSIC       CLASSIC        CLASSIC        CLASSIC
                                                            MINNESOTA     NEW JERSEY    PENNSYLVANIA      TEXAS
                                                               FUND          FUND           FUND           FUND
                                                            ----------    ----------    -----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                  $  121,342    $   94,162    $   101,469     $   23,920
     Net realized gain (loss) on investments                 ( 192,204)     (110,093)       (82,348)       (15,684)
     CHANGE IN UNREALIZED appreciation (depreciation) of
       investments                                               3,260       (14,207)       (96,647)       (43,173)
                                                            ----------    ----------    -----------     ----------
       Net increase (decrease) in net assets from
          operations                                        $  (67,602)   $  (30,138)   $   (77,526)    $  (34,937)
                                                            ----------    ----------    -----------     ----------
  Distributions to shareholders (Note 2) --
     From net investment income                             $ (121,342)   $  (94,162)   $  (101,469)    $  (23,920)
     In excess of net investment income                        (12,531)       (9,788)        (8,088)        (2,379)
                                                            ----------    ----------    -----------     ----------
       Total distributions to shareholders                  $ (133,873)   $ (103,950)   $  (109,557)    $  (26,299)
                                                            ----------    ----------    -----------     ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                          $1,313,951    $  554,232    $   447,118     $   81,876
     Net asset value of shares issued to shareholders in
       payment of distributions declared                        41,556        61,467         83,577         13,837
     Cost of shares redeemed                                  (912,612)     (668,634)    (1,882,373)      (527,587)
                                                            ----------    ----------    -----------     ----------
       Increase (decrease) in net assets from Fund share
          transactions                                      $  442,895    $  (52,935)   $(1,351,678)    $ (431,874)
                                                            ----------    ----------    -----------     ----------
          Net increase (decrease) in net assets             $  241,420     $(187,023)   $(1,538,761)    $ (493,110)
NET ASSETS:
  At beginning of period                                     4,951,539     3,716,957      4,701,973      1,146,758
                                                            ----------    ----------    -----------     ----------
  At end of period                                          $5,192,959    $3,529,934    $ 3,163,212     $  653,648
                                                            ==========    ==========    ===========     ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD            $   (1,917)   $   (3,972)   $    (1,053)    $   (1,413)
                                                            ==========    ==========    ===========     ==========

                       See notes to financial statements

--------------------------------------------------------------------------------
                           Arizona Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 4.8%
A1        AA         $1,000   Arizona Board of Regents,
                              Arizona State University,
                              5.90%, 7/01/09             $  1,015,710
NR        AAA         1,000   City of Glendale,
                              Thunderbird Graduate
                              School, CLEE, 7.125%,
                              7/01/20                       1,099,650
A1        AA          1,250   Arizona Board of Regents,
                              University of Arizona,
                              6.25%, 6/01/11                1,283,100
NR        NR          2,000   Arizona Educational Loan
                              Marketing Corporation,
                              (AMT) 6.30%, 12/01/08         1,921,460
A         NR          1,500   Student Loan Acquisition
                              Authority of Arizona,
                              (AMT) 7.625%, 5/01/10         1,630,230
                                                         ------------
                                                         $  6,950,150
                                                         ------------
                              ESCROWED - 6.2%
Aaa       AA         $2,500   Arizona Transportation
                              Board Highway, 6.50%,
                              7/01/11                    $  2,797,850
Aaa       AAA         7,500   Maricopa County, Single
                              Family Mortgage, 0%,
                              2/01/16                       2,145,825
NR        AA          2,500   City of Phoenix, Street &
                              Highway User, 6.25%,
                              7/01/11                       2,696,950
Baa1      AAA           630   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      705,039
NR        NR            500   City of Scottsdale,
                              Westminster Village,
                              Multifamily Housing,
                              10.00%, 6/01/17                 565,310
                                                         ------------
                                                         $  8,910,974
                                                         ------------
                              GENERAL OBLIGATION - 7.9%
Aa        AA+        $1,500   City of Phoenix, 6.375%,
                              7/01/13                    $  1,556,085
Aa        AA+         1,000   City of Phoenix, 5.55%,
                              7/01/09                       1,001,860
Aa        AA+         3,000   City of Phoenix, 5.10%,
                              7/01/13                       2,774,070
Aa1       AA+         1,000   City of Scottsdale, 5.50%,
                              7/01/12                         957,500
NR        A           2,000   City of Phoenix, Tatum
                              Ranch Community, 6.875%,
                              7/01/16                       2,106,600
Aa        AA+         1,000   City of Tempe, 5.25%,
                              7/01/15                         925,490
Aa        AA          1,300   Scottsdale Unified School
                              District No. 48 of
                              Maricopa County, 4.60%,
                              7/01/11                       1,146,665
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, 5.75%, 7/01/16            953,220
                                                         ------------
                                                         $ 11,421,490
                                                         ------------
                              HOSPITALS - 3.2%
NR        BBB        $1,130   Arizona Health Facilities
                              Authority, Phoenix
                              Memorial Hospital, 8.125%,
                              6/01/12                    $  1,202,376
NR        BBB         1,250   Arizona Health Facilities
                              Authority, Phoenix
                              Memorial Hospital, 8.20%,
                              6/01/21 (2)                   1,331,413
Baa       BB+         1,000   Maricopa County, Sun
                              Health Corporation,
                              8.125%, 4/01/12               1,065,980



     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        NR            915   City of Winslow, Winslow
                              Memorial Hospital Project,
                              9.50%, 6/01/22                1,003,535
                                                         ------------
                                                         $  4,603,304
                                                         ------------
                              HOUSING - 5.7%
NR        A          $2,000   Maricopa County, Laguna
                              Point Apartments,
                              Multifamily Housing,
                              6.75%, 7/01/09             $  1,990,440
NR        AAA         2,775   City of Phoenix, Chris
                              Ridge Village Project, FHA
                              Insured Mortgage Loan,
                              6.80%, 11/01/25               2,812,546
NR        AA          1,000   City of Phoenix, Woodstone
                              and Silver Springs
                              Apartments, Multifamily
                              Housing, (Asset Guaranty),
                              6.25%, 4/01/23                  989,500
Aaa       NR          1,500   City of Phoenix, Meadow
                              Glen Apartments,
                              Multifamily Housing, (GNMA
                              Collateralized) 5.80%,
                              8/20/28                       1,367,325
NR        AAA         1,000   City of Tempe, Multifamily
                              Housing, Quadrangle
                              Village Apartments, FHA
                              Insured Mortgage Loan,
                              6.25%, 6/01/26                  982,450
                                                         ------------
                                                         $  8,142,261
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE / IDB - 3.7%
A1        NR         $1,000   City of Casa Grande,
                              Pollution Control,
                              Frito-Lay Inc., 6.60%,
                              12/01/10                   $  1,059,800
A2        A           4,500   Greenlee County, Pollution
                              Control, Phelps Dodge
                              Corporation, 5.45%,
                              6/01/09                       4,318,155
                                                         ------------
                                                         $  5,377,955
                                                         ------------
                              INSURED GENERAL OBLIGATION - 8.6%
Aaa       AAA        $1,000   Peoria Unified School
                              District No. 11 of
                              Maricopa County, (MBIA)
                              6.40%, 7/01/10             $  1,051,570
Aaa       AAA         1,300   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.50%, 7/01/07                1,322,776
Aaa       AAA         1,000   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.625%, 7/01/13                 997,140
Aaa       AAA         1,000   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.125%, 7/01/13                 921,170
Aaa       AAA         1,000   Paradise Valley Unified
                              School District No. 69 of
                              Maricopa County, (AMBAC),
                              5.00%, 7/01/09                  929,690

--------------------------------------------------------------------------------
                     ARIZONA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
--------------------------------------------------------------------
                              INSURED GENERAL OBLIGATION -
                              (CONTINUED)
Aaa       AAA         1,000   Chandler Unified School
                              District No. 80 of
                              Maricopa County, (FGIC)
                              6.40%, 7/01/10                1,047,450
Aaa       AAA         1,000   Pima County, School
                              District No. 1, Tucson
                              Project, (FGIC) 5.40%,
                              7/01/13                         949,340
Aaa       AAA         1,750   Pima County, School
                              District No. 1, Tucson
                              Project, (FGIC) 5.875%,
                              7/01/14                       1,742,965
Aaa       AAA         1,000   Commonwealth of Puerto
                              Rico, (FSA) 7/01/20 (1)         963,790
Aaa       AAA         1,500   Commonwealth of Puerto
                              Rico, (AMBAC) 7/01/15 (1)     1,492,485
Aaa       AAA         1,000   Commonwealth of Puerto
                              Rico, (FSA) 7/01/22 (1)       1,003,110
                                                         ------------
                                                         $ 12,421,486
                                                         ------------
                              INSURED HOSPITALS - 13.1%
Aaa       AAA        $2,000   Maricopa County, Hospital
                              District No.1, (FGIC)
                              6.125%, 6/01/15 (2)        $  2,021,080
Aaa       AAA         3,500   Maricopa County, Catholic
                              Healthcare West, (MBIA)
                              5.625%, 7/01/23               3,336,655
Aaa       AAA         2,000   Maricopa County, Samaritan
                              Health, (MBIA) 7.00%,
                              12/01/16                      2,280,640
Aaa       AAA         2,000   Mohave County, Hospital
                              District No.1, Kingman
                              Regional Medical Center,
                              (FGIC) 6.50%, 6/01/15         2,084,440
Aaa       AAA         1,500   Pima County, Tucson
                              Medical Center, (MBIA)
                              6.375%, 4/01/12               1,550,700
Aaa       AAA         3,500   Pima County, Tucson
                              Medical Center, (MBIA)
                              5.00%, 4/01/15                3,098,795
Aaa       AAA         1,000   Pima County, Carondelet
                              Health Care Corporation,
                              (MBIA) 5.25%, 7/01/11           938,350
Aaa       AAA         1,000   Pima County, Carondelet
                              Health Care Corporation,
                              (MBIA) 5.25%, 7/01/12           930,980
Aaa       AAA         2,000   University of Arizona
                              Medical Center
                              Corporation, (MBIA) 5.00%,
                              7/01/13                       1,802,480
Aaa       AAA         1,000   University of Arizona
                              Medical Center
                              Corporation, (MBIA) 5.00%,
                              7/01/21                         869,300
                                                         ------------
                                                         $ 18,913,420
                                                         ------------
                              INSURED HOUSING - 1.3%
Aaa       AAA        $1,975   City of Sierra Vista,
                              Mountain View Apartments,
                              FHA Insured Mortgage,
                              (MBIA) 5.75%, 1/01/24      $  1,849,331
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED UTILITIES - 5.9%
Aaa       AAA        $4,000   Navajo County, Pollution
                              Control, Arizona Public
                              Service Co., (AMBAC)
                              5.50%, 8/15/28             $  3,687,000
Aaa       AAA         3,500   Pima County, Irvington
                              Power Project, (FSA)
                              7.25%, 7/15/10 (2)            3,842,300
Aaa       AAA         1,000   Arizona State Power
                              Authority, Hoover Uprating
                              Project, (MBIA) 5.25%,
                              10/01/17                        909,770
                                                         ------------
                                                         $  8,439,070
                                                         ------------
                              INSURED MISCELLANEOUS - 0.7%
Aaa       AAA        $1,000   Maricopa County Stadium
                              District, (MBIA) 5.50%,
                              7/01/13                    $    956,070
                                                         ------------
                              INSURED SPECIAL TAX - 1.3%
Aaa       AAA        $1,750   City of Phoenix, Civic
                              Improvement Excise Tax,
                              (MBIA) 6.60%, 7/01/08      $  1,895,793
                                                         ------------
                              INSURED TRANSPORTATION - 0.7%
Aaa       AAA        $1,000   City of Tucson, Junior
                              Lien Street and Highway,
                              (MBIA) 5.50%, 7/01/12      $    952,370
                                                         ------------
                              INSURED WATER & SEWER - 1.4%
Aaa       AAA        $1,000   City of Chandler, Water
                              and Sewer, (FGIC) 6.25%,
                              7/01/13                    $  1,024,610
Aaa       AAA         1,200   City of Phoenix, Civic
                              Improvement Wastewater
                              Systems, (MBIA) 5.00%,
                              7/01/18                       1,058,340
                                                         ------------
                                                         $  2,082,950
                                                         ------------
                              TRANSPORTATION - 6.7%
Aa        AA         $1,000   State of Arizona,
                              Transportation Board &
                              Highway, 5.00%, 7/01/10    $    928,360
Aa        AA          2,000   State of Arizona,
                              Transportation Board &
                              Highway, 5.10%, 7/01/11       1,851,780
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/20                  881,340
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/21                  879,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              TRANSPORTATION - (CONTINUED)
A1        A+          2,250   City of Tucson, Arizona,
                              Senior Lien Street and
                              Highway, 5.50%, 7/01/09       2,173,523
NR        BBB         3,000   Guam Airport Authority,
                              (AMT) 6.70%, 10/01/23         2,999,610
                                                         ------------
                                                         $  9,713,983
                                                         ------------
                              UTILITIES - 20.3%
Baa2      BBB        $1,500   Coconino County, Pollution
                              Control, Nevada Power Co.,
                              7.125%, 10/01/06           $  1,502,730
Ba2       BB          2,500   Maricopa County, Pollution
                              Control, Public Service
                              Company of New Mexico,
                              Palo Verde Project,
                              6.375%, 8/15/23               2,376,600
Baa1      BBB         5,300   Navajo County, Pollution
                              Control, Arizona Public
                              Service Co., 5.875%,
                              8/15/28                       4,932,975
NR        AAA         1,000   Mohave County, Citizens
                              Utilities Company Project,
                              (AMT) 5.80%, 11/15/28           958,740
A         A+          1,000   Puerto Rico Telephone
                              Authority, 1/01/20 (1)        1,009,540
A1        AA-         1,000   Central Arizona Water
                              Conservation District,
                              Central Arizona Project,
                              5.50%, 11/01/09                 989,209
NR        BBB         1,200   Guam Power Authority,
                              6.30%, 10/01/12               1,193,652
NR        BBB         1,250   Guam Power Authority,
                              6.30%, 10/01/22               1,218,162
Baa1      A-          1,500   Puerto Rico Electric Power
                              Authority, 7.00%, 7/01/07     1,603,410
Baa1      A-          5,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/01/12     4,429,250
Baa1      A-            370   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      401,210
Aa        AA          1,750   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.50%, 1/01/28        1,600,008
Aa        AA          3,500   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.50%, 1/01/25        3,227,735
Aa        AA          1,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 6.25%, 1/01/27        1,012,300

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.25%, 1/01/13          917,570
Aa        AA          2,000   Salt River Project
                              Agricultural Improvement
                              and Power District, Salt
                              River Project Electric
                              System, 5.25%, 1/01/19        1,796,320
                                                         ------------
                                                         $ 29,169,411
                                                         ------------
                              WATER & SEWER - 8.5%
Aa        AA+        $2,000   State of Arizona,
                              Wastewater Management
                              Authority, 6.80%, 7/01/11
                              (2)                        $  2,163,140
A1        A           1,100   City of Phoenix, Water
                              System, 5.00%, 7/01/18          966,405
A1        A           5,000   City of Phoenix, Water
                              System, 4.75%, 7/01/23        4,140,550
A1        AA-         1,000   City of Phoenix, Water
                              System, 5.40%, 7/01/14          942,330
A1        A+          1,000   City of Tucson, Water
                              System, 6.50%, 7/01/16        1,046,420
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/08        1,019,410
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/09          989,410
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/10          979,050
                                                         ------------
                                                         $ 12,246,715
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $140,218,111)        $144,046,733
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 36.6% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.9% to 16.3% of total investments.
                       See notes to financial statements

--------------------------------------------------------------------------------
                          Colorado Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 2.0%
A1        A+         $1,000   City of Colorado Springs,
                              Colorado College Project,
                              5.125%, 6/01/16             $   902,140
                                                          -----------
                              ESCROWED - 1.6%
Aaa       AAA        $4,000   Colorado Health Facilities
                              Authority, Liberty Heights
                              Project, (FSA) 0%, 7/15/24  $   538,160
NR        AAA           150   Puerto Rico Highway and
                              Transportation Authority,
                              6.50%, 7/01/22                  169,296
                                                          -----------
                                                          $   707,456
                                                          -----------
                              GENERAL OBLIGATION - 9.4%
A         NR         $  500   City of Aspen, 5.625%,
                              4/15/14                     $   467,330
Aa        AA          1,000   City and County of Denver,
                              5.10%, 9/01/09                  938,710
Aa        AA          1,000   Boulder and Gilpin
                              Counties, Boulder Valley
                              School District, 6.30%,
                              12/01/13                      1,032,600
NR        A             750   Larimer, Weld & Boulder
                              Counties, Thompson School
                              District, 6.05%, 12/15/08       770,422
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, 5.75%, 7/01/15            959,900
NR        NR            100   Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/01/18                        103,155
                                                          -----------
                                                          $ 4,272,117
                                                          -----------
                              HOSPITALS - 10.4%
Baa1      BBB+       $1,250   Boulder County, Longmont
                              United Hospital, 5.875%,
                              12/01/20                    $ 1,160,750
Baa       BBB         2,050   Colorado Health Facilities
                              Authority, Rocky Mountain
                              Adventist Healthcare,
                              6.625%, 2/01/13               1,999,304
A         NR            250   Colorado Health Facilities
                              Authority, Craig Hospital,
                              5.375%, 12/01/13                228,340
A         NR            500   Colorado Health Facilities
                              Authority, Craig Hospital,
                              5.50%, 12/01/21                 449,450
Baa1      BBB+          250   Colorado Health Facilities
                              Authority, Swedish Medical
                              Center, 6.80%, 1/01/23          252,050
NR        BBB-          650   Colorado Health Facilities
                              Authority, National Jewish
                              Center, 6.875%, 2/15/12         628,524
                                                          -----------
                                                          $ 4,718,418
                                                          -----------
                              HOUSING - 11.6%
NR        NR         $  350   Lake Creek Affordable
                              Housing Corporation,
                              Multifamily Housing, 8.00%,
                              12/01/23                    $   352,786
NR        AAA         1,000   City of Lakewood, Multi
                              Family Housing FHA Insured
                              Mortgage Loan, (AMT) 6.65%,
                              10/01/25                      1,004,010

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
Aa        NR          1,975   Colorado Housing and
                              Finance Authority, Single
                              Family Access Program,
                              7.90%, 12/01/24               2,163,810
Aa        NR            990   Colorado Housing and
                              Finance Authority, Single
                              Family Access Program,
                              8.00%, 12/01/24 (3)           1,093,682
Aa        NR            600   Colorado Housing and
                              Finance Authority, Single
                              Family Housing, (AMT)
                              7.65%, 12/01/25 (2)             651,786
                                                          -----------
                                                          $ 5,266,074
                                                          -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 3.4%
A2        NR         $1,750   Puerto Rico Pollution
                              Control, American Home
                              Products Corporation,
                              5.10%, 12/01/18             $ 1,541,488
                                                          -----------
                              INSURED EDUCATION - 2.1%
Aaa       AAA        $1,000   Board of Trustees of the
                              State Colleges in Colorado,
                              Adams State College of
                              Colorado Project, (MBIA)
                              5.70%, 5/15/14              $   976,260
                                                          -----------
                              INSURED GENERAL OBLIGATION - 11.4%
Aaa       AAA        $  500   City and County of Denver
                              School District #1, (MBIA)
                              5.125%, 12/01/12            $   455,225
Aaa       AAA         1,000   Douglas and Elbert
                              Counties, Douglas County
                              School District, (MBIA)
                              6.40%, 12/15/11               1,050,140
Aaa       AAA         1,750   Eagle, Garfield & Routt
                              Counties, School District
                              No. RE 50J, (FGIC) 6.30%,
                              12/01/12                      1,827,648
Aaa       AAA         1,000   Poudre School District R-1
                              of Larimer County, (MBIA)
                              6.50%, 12/15/11               1,060,090
Aaa       AAA           750   Pueblo County School
                              District No.70, Pueblo
                              Rural, (AMBAC) 6.40%,
                              12/01/14                        778,703
                                                          -----------
                                                          $ 5,171,806
                                                          -----------
                              INSURED HOSPITALS - 15.0%
Aaa       AAA        $2,500   Colorado Health Facilities
                              Authority, Sisters of
                              Charity, (MBIA) 5.25%,
                              5/15/14                     $ 2,292,825
Aaa       AAA         2,000   Colorado Health Facilities
                              Authority, Boulder
                              Community Hospital, (MBIA)
                              5.875%, 10/01/23              1,942,220
Aaa       AAA         1,000   Colorado Springs Hospital,
                              (MBIA) 6.00%, 12/15/24          980,970
Aaa       AAA           500   City and County of Denver,
                              Childrens Hospital, (FGIC)
                              6.00%, 10/01/15                 504,490

--------------------------------------------------------------------------------
                         Connecticut Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 10.8%
Baa       BBB        $1,000   Connecticut HEFA,
                              University of Hartford,
                              6.75%, 7/01/12             $    975,350
Baa       BBB         5,500   Connecticut HEFA,
                              University of Hartford,
                              6.80%, 7/01/22                5,302,660
NR        BBB-        6,175   Connecticut HEFA,
                              Quinnipiac College, 6.00%,
                              7/01/23                       5,497,294
NR        BBB-        1,000   Connecticut HEFA, Sacred
                              Heart University, 6.80%,
                              7/01/12                       1,045,400
NR        A-          1,000   Connecticut HEFA, Sacred
                              Heart University, 5.80%,
                              7/01/23                         842,940
NR        A           1,125   Connecticut HEFA, Taft
                              School, 5.40%, 7/01/20        1,011,476
Aaa       AAA         6,000   Connecticut HEFA, Yale
                              University, 5.929%,
                              6/10/30                       5,929,680
                                                         ------------
                                                         $ 20,604,800
                                                         ------------
                              ESCROWED TO MATURITY - 2.4%
NR        AA-        $  650   State of Connecticut
                              Government Obligations
                              Bonds, 6.875%, 7/15/10     $    729,775
NR        AAA           800   Connecticut Special Tax
                              Obligation Bonds,
                              Transportation
                              Infrastructure Purposes,
                              6.75%, 6/01/11                  906,304
A1        AA-           645   Connecticut Special Tax
                              Obligation Bonds,
                              Transportation
                              Infrastructure Purposes,
                              6.50%, 7/01/09                  706,475
A1        AA-           300   Amity RSD No. 5 Bonds,
                              6.80%, 6/15/08                  326,166
Baa       BBB         1,630   City of Stratford,
                              Government Obligations
                              Bonds, 7.30%, 3/01/12         1,869,561
                                                         ------------
                                                         $  4,538,281
                                                         ------------
                              GENERAL OBLIGATION - 6.1%
Aa1       NR         $  350   City of Avon, 4.60%,
                              1/15/07                    $    327,159
Aa        NR            525   Town of Guilford, 4.75%,
                              11/15/10                        476,017
Aa        NR            525   Town of Guilford, 4.75%,
                              11/15/11                        471,466
A         AA-         2,000   City of Bridgeport,
                              6.125%, 3/01/05               2,073,380
Aa        AA-         1,750   State of Connecticut,
                              Capital Appreciation
                              Bonds, 0%, 11/01/09             781,515
AA        AA-         1,000   State of Connecticut,
                              5.50%, 3/15/10                  983,190
AA        AA-           500   State of Connecticut,
                              5.50%, 3/15/11                  491,235
Aa        AA          1,270   City of Danbury, 4.50%,
                              2/01/14                       1,062,634
Aa1       NR            650   City of Farmington, 5.70%,
                              1/15/11                         657,306

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        BBB           500   Government of Guam, 5.40%,
                              11/15/18                        431,735
Aa1       AA+           925   City of Norwalk Maritime
                              Center Project Bonds,
                              6.05%, 2/01/09                  952,574
Baa1      A           2,000   Puerto Rico PBA Bonds,
                              5.50%, 7/01/21                1,832,480
NR        NR          1,000   Virgin Islands PFA Revenue
                              Bonds, 7.25%, 10/01/18        1,031,550
                                                         ------------
                                                         $ 11,572,241
                                                         ------------
                              HEALTH CARE (NON-HOSPITAL) - 12.5%
A1        AA-        $  600   Connecticut HEFA, Nursing
                              Home Program NHP (Noble
                              Horizons), 6.00%, 11/01/22 $    586,554
A1        AA-         1,000   Connecticut HEFA, NHP
                              (Jewish Home-Fairfield),
                              6.25%, 11/01/20               1,008,720
A1        AA-           655   Connecticut HEFA, NHP (St.
                              Camillus), 6.25%, 11/01/18      661,766
A1        AA-         3,250   Connecticut HEFA, NHP (St.
                              Joseph's Manor) 6.25%,
                              11/01/16                      3,283,573
A1        AA-         1,365   Connecticut HEFA, NHP
                              (Sharon Healthcare) 6.25%,
                              11/01/14                      1,385,762
Aa3       NR          9,000   Connecticut Development
                              Authority Health Care
                              Bonds (Duncaster), 6.75%,
                              9/01/15                       9,301,230
A1        AA-           720   Connecticut HEFA, NHP
                              (Highland View), 7.00%,
                              11/01/07                        787,975
A1        AA-           335   Connecticut HEFA, NHP
                              (Wadsworth Glen), 7.00%,
                              11/01/07                        366,627
A1        AA-         2,000   Connecticut HEFA, NHP
                              (Wadsworth Glen), 7.50%,
                              11/01/16                      2,210,800
A1        AA-         3,000   Connecticut HEFA, NHP
                              (Windsor), 7.125%,
                              11/01/14                      3,254,820
NR        A-          1,000   Puerto Rico I. M. E. (Dr.
                              Pila Hospital), (FHA)
                              7.85%, 8/01/28                1,078,190
                                                         ------------
                                                         $ 23,926,017
                                                         ------------
                              HOSPITALS - 6.0%
NR        A-         $3,770   Connecticut HEFA, William
                              W. Backus Hospital,
                              6.375%, 7/01/22            $  3,748,096
Baa1      NR          9,150   Connecticut HEFA, Griffin
                              Hospital, 5.75%, 7/01/23      7,814,009
                                                         ------------
                                                         $ 11,562,105
                                                         ------------
                              HOUSING - 8.2%
Aa        AA         $  100   Connecticut HFA Mortgage
                              Revenue Bonds (MRB),
                              7.40%, 11/15/99            $    102,965

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA          1,400   Connecticut HFA, MRB,
                              7.20%, 11/15/01               1,473,556
Aa        AA            200   Connecticut HFA, MRB,
                              7.00%, 11/15/09                 207,336
Aa        AA          6,200   Connecticut HFA, MRB,
                              6.70%, 11/15/12               6,336,524
Aa        AA            250   Connecticut HFA, MRB,
                              6.55%, 11/15/13                 252,910
Aa        AA          1,000   Connecticut HFA, MRB,
                              5.85%, 11/15/16                 955,420
Aa        AA            120   Connecticut HFA, MRB,
                              7.625%, 11/15/17                123,988
Aa        AA          1,700   Connecticut HFA, MRB,
                              6.35%, 5/15/17                1,674,177
Aa        AA          2,500   Connecticut HFA, MRB,
                              6.60%, 11/15/23               2,511,700
Aa        AA          2,000   Connecticut HFA, MRB,
                              6.75%, 11/15/23               2,030,000
                                                         ------------
                                                         $ 15,668,576
                                                         ------------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL REVENUES - 3.0%
Aaa       AAA        $1,000   Connecticut Development
                              Authority (Pfizer Inc.),
                              6.55%, 2/15/13             $  1,071,700
Aa        AA-         2,000   Connecticut Development
                              Authority (Economic
                              Development Projects),
                              Revenue Bonds, 6.00%,
                              11/15/08                      2,066,960
A1        A+          2,000   Connecticut Development
                              Authority (New England
                              Power Company Project),
                              7.25%, 10/15/15               2,142,580
Baa1      A             500   Puerto Rico Port Authority
                              (American Airlines),
                              6.30%, 6/01/23                  485,275
                                                         ------------
                                                         $  5,766,515
                                                         ------------
                              INSURED AIRPORTS - 4.9%
Aaa       AAA        $8,200   State of Connecticut
                              Airport Revenue Bonds,
                              Bradley International
                              Airport, (FGIC), 7.65%,
                              10/01/12                   $  9,315,364
                                                         ------------
                              INSURED COLLEGE AND UNIVERSITY - 3.9%
Aaa       AAA        $  725   Connecticut HEFA,
                              Fairfield University
                              (MBIA), 5.00%, 7/01/18     $    636,129
Aaa       AAA         1,200   Connecticut HEFA,
                              Connecticut College
                              (MBIA), 6.625%, 7/01/11       1,272,948
Aaa       AAA         2,000   Connecticut HEFA, Trinity
                              College (MBIA), 6.00%,
                              7/01/22                       2,003,960
Aaa       AAA         1,555   Connecticut HEFA, Choate
                              Rosemary College (MBIA),
                              6.80%, 7/01/15 (1)            1,683,661

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA           750   Connecticut HEFA, Loomis
                              Chafee (MBIA), 6.00%,
                              7/01/15                         760,793
Aaa       AAA         1,000   Connecticut HEFA, Loomis
                              Chafee (MBIA), 6.00%,
                              7/01/25                       1,005,850
                                                         ------------
                                                         $  7,363,341
                                                         ------------
                              INSURED MISCELLANEOUS - 0.8%
Aaa       AAA        $1,750   Connecticut Municipal
                              Electric Energy
                              Cooperative Bonds (MBIA),
                              5.00%, 1/01/18             $  1,549,520
                                                         ------------
                              INSURED GOVERNMENT OBLIGATIONS - 4.3%
Aaa       AAA        $1,220   Town of Bethel, (MBIA),
                              6.50%, 2/15/09             $  1,340,243
Aaa       AAA         2,000   City of Waterbury, Tax
                              Revenue Bonds (FGIC),
                              5.375%, 4/15/08               1,984,380
Aaa       AAA           740   Town of Stratford, (MBIA),
                              6.60%, 3/01/11                  800,924
Aaa       AAA         1,000   City of New Britain,
                              (MBIA), 6.00%, 3/01/12        1,026,430
Aaa       AAA         1,000   Town of Plainfield,
                              (MBIA), 6.375%, 8/01/11       1,045,430
Aaa       AAA         2,120   Puerto Rico Public
                              Improvement Bonds (MBIA),
                              5.25%, 7/01/18                1,955,446
                                                         ------------
                                                         $  8,152,853
                                                         ------------
                              INSURED HEALTHCARE - 1.3%
A1        AA-        $1,735   Connecticut HEFA, NHP (St.
                              Joseph's Living Center),
                              (AMBAC), 5.10%, 11/01/19   $  1,528,604
A1        AA-         1,030   Connecticut HEFA, NHP (St.
                              Joseph's Learning Center)
                              (AMBAC), 5.00%, 11/01/09        951,699
                                                         ------------
                                                         $  2,480,303
                                                         ------------
                              INSURED HOSPITAL - 10.0%
Aaa       AAA        $1,000   Connecticut HEFA,
                              Bridgeport Hospital
                              (MBIA), 6.625%, 7/01/18    $  1,051,740
Aaa       AAA         6,750   Connecticut HEFA, St.
                              Francis Hospital (FGIC),
                              5.00%, 7/01/23                5,808,172
Aaa       AAA         1,500   Connecticut HEFA, Lawrence
                              and Memorial Hospital
                              (MBIA), 5.00%, 7/01/13        1,345,740
Aaa       AAA         5,750   Connecticut HEFA, Lawrence
                              and Memorial Hospital
                              (MBIA), 5.00%, 7/01/22        4,959,203
Aaa       AAA         1,000   Connecticut HEFA, Hospital
                              of St. Raphael (AMBAC),
                              6.50%, 7/01/11                1,080,700
Aaa       AAA         1,500   Connecticut HEFA, Hospital
                              of St. Raphael (AMBAC),
                              6.625%, 7/01/14               1,575,585

--------------------------------------------------------------------------------
                   CONNECTICUT TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         2,000   Connecticut HEFA, Yale-New
                              Haven Hospital (MBIA),
                              6.50%, 7/01/12                2,093,380
Aaa       AAA         1,200   Connecticut HEFA, Yale-New
                              Haven Hospital (MBIA),
                              7.10%, 7/01/25                1,297,800
                                                         ------------
                                                         $ 19,212,320
                                                         ------------
                              INSURED SOLID WASTE - 0.7%
Aaa       AAA        $1,275   Connecticut Resources
                              Recovery Authority Mid-
                              Connecticut System Bonds
                              (MBIA), 7.30%, 10/15/12    $  1,343,161
                                                         ------------
                              INSURED SPECIAL TAX - 0.7%
                              State of Connecticut
                              Special Tax Obligation
                              Bonds (FGIC), 5.00%,
                              10/01/13                   $  1,342,950
          AAA        $1,500
                                                         ------------
                              INSURED WATER AND SEWER - 3.3%
Aaa       AAA        $1,750   Connecticut Development
                              Authority Water Facilities
                              Bonds, Connecticut Water
                              Company (AMBAC), (AMT),
                              5.875%, 9/01/22            $  1,689,048
Aaa       AAA         1,150   Connecticut Development
                              Authority Water Facilities
                              Bonds, Connecticut Water
                              Company (AMBAC), (AMT),
                              5.75%, 7/01/28                1,086,853
Aaa       AAA         3,460   South Central Connecticut,
                              Regional Water Authority
                              Bonds (FGIC), 5.75%,
                              8/01/12                       3,445,122
                                                         ------------
                                                         $  6,221,023
                                                         ------------
                              SOLID WASTE - 8.1%
A         NR         $2,500   Bristol Resource Recovery
                              Facility Operating
                              Committee, (Ogden Martin
                              Systems), 6.50%, 7/01/14   $  2,570,800
A2        A+          1,000   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 8.10%,
                              11/15/15                      1,104,660
A2        A+            450   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 8.00%,
                              11/15/15                        495,760
A2        A+          4,250   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 6.45%,
                              11/15/22                      4,252,805

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        A           7,970   Eastern Connecticut
                              Resource Recovery
                              Authority, (Wheelabrator
                              Lisbon), 5.50%, 1/01/20       7,000,609
                                                         ------------
                                                         $ 15,424,634
                                                         ------------
                              SPECIAL TAX - 2.7%
A1        AA-        $1,000   State of Connecticut STOB,
                              4.40%, 10/01/04            $    948,510
A1        AA-         1,000   State of Connecticut STOB,
                              5.40%, 9/01/10                  968,880
A1        AA-         3,180   State of Connecticut STOB,
                              6.125%, 9/01/12               3,273,460
                                                         ------------
Aaa                                                      $  5,190,850
                                                         ------------
                              STUDENT LOANS - 1.4%
A1        NR         $  455   Connecticut Higher
                              Education Supplemental
                              Loan Authority Revenue
                              Bonds (CHESLA) (AMT),
                              7.375%, 11/15/05           $    477,313
A1        NR          1,350   CHESLA Revenue Bonds
                              (AMT), 6.20%, 11/15/09        1,355,279
A1        NR            910   CHESLA Revenue Bonds
                              (AMT), 7.50%, 11/15/10          960,141
                                                         ------------
                                                         $  2,792,733
                                                         ------------
                              TRANSPORTATION - 2.4%
Baa1      A          $4,465   Puerto Rico Highway and
                              Transportation Authority
                              Bonds, 5.50%, 7/01/15      $  4,172,900
Baa1      A             500   Puerto Rico Highway and
                              Transportation Authority
                              Bonds, 5.50%, 7/01/15           467,290
                                                         ------------
                                                         $  4,640,190
                                                         ------------
                              UTILITY - 4.3%
NR        BBB        $1,100   Guam Power Authority
                              Revenue Bonds, 6.625%,
                              10/01/14                   $  1,115,015
NR        BBB         3,625   Guam Power Authority
                              Revenue Bonds, 6.30%,
                              10/01/22                      3,532,671
NR        NR          3,500   Virgin Islands Water and
                              Power Authority, Electric
                              Revenue System Bonds,
                              7.40%, 7/01/11                3,646,055
                                                         ------------
                                                         $  8,293,741
                                                         ------------
                              WATER & SEWER REVENUE - 2.2%
Aa        AA         $1,250   State of Connecticut Clean
                              Water Fund Revenue Bonds,
                              6.00%, 10/01/12            $  1,286,438
Aa        AA          1,000   State of Connecticut Clean
                              Water Fund Revenue Bonds,
                              5.80%, 6/01/16                  996,310

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              WATER & SEWER REVENUE - (CONTINUED)
NR        A+          2,225   Connecticut Development
                              Authority Water Facilities
                              (Stamford Water Company),
                              5.30%, 9/01/28                2,010,243
                                                         ------------
                                                         $  4,292,991
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $192,808,845)        $191,254,509
                                                         ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 30.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 14.2% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                          Michigan Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              EDUCATION - 1.1%
NR        BBB-       $2,000   Puerto Rico Polytechnic
                              University, 6.50%, 8/01/24 $  1,999,980
                                                         ------------
                              ELECTRIC UTILITIES - 2.6%
NR        BBB        $1,000   Guam Power Authority,
                              6.625%, 10/01/14           $  1,013,650
Baa1      BBB+          500   Michigan South Central
                              Power Agency Supply
                              System, 6.75%, 11/01/10         517,475
Baa1      BBB         1,790   Monroe County, Michigan
                              PCR Detroit Edison
                              Project, 7.75%, 12/01/19      1,946,320
Baa1      A-          1,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/01/12       885,850
Baa1      A-            365   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      395,788
                                                         ------------
                                                         $  4,759,083
                                                         ------------
                              ESCROWED - 6.2%
NR        AA         $  940   Detroit City School
                              District, Michigan School
                              Building and Site, 7.15%,
                              5/01/11                    $  1,074,185
Aaa       AAA         1,000   Lake Orion, Michigan
                              School District U.T.G.O.,
                              7.00%, (AMBAC) 5/01/20        1,171,550
Aaa       AAA           750   Michigan HFA, Oakwood
                              Hospital (FGIC), 7.20%,
                              11/01/15                        855,308
Aaa       AAA         3,500   Monroe County, Michigan
                              EDC Mercy Memorial
                              Hospital (MBIA), 7.00%,
                              9/01/21                       4,003,930
NR        AA            955   Okemos Public Schools,
                              Michigan School Building
                              and Site, 6.90%, 5/01/11      1,079,398
Baa1      AAA           635   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      710,635
NR        NR          2,400   Wyandotte School District,
                              Michigan School Building
                              and Site, 6.90%, 5/01/16      2,712,624
                                                         ------------
                                                         $ 11,607,630
                                                         ------------
                              GENERAL OBLIGATIONS - 5.2%
Aa        AA         $  500   Avondale School District,
                              Michigan School Building
                              and Site, 6.75%, 5/01/14   $    524,220
Aa        AA          2,550   Clintondale Community
                              Schools, Michigan 6.75%,
                              5/01/24                       2,686,093
Ba1       BBB           500   Detroit City, Michigan,
                              8.00%, 4/01/11                  543,185
Ba1       BBB         2,925   Detroit City, Michigan,
                              6.35%, 4/01/14                2,877,615
A         AA            500   East Lancing Building
                              Authority, Michigan,
                              7.00%, 10/01/16                 527,070
Aa        AA          1,350   Martin Public Schools,
                              Michigan School Building
                              and Site, 6.60%, 5/01/20      1,400,450

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   Mattawan Consolidated
                              Schools, Michigan, 6.40%,
                              5/01/09                       1,044,760
                                                         ------------
                                                         $  9,603,393
                                                         ------------
                              HOSPITAL - 12.9%
A         A          $  450   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 7.50%, 8/15/11      $    487,651
A         A           4,550   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 5.50%, 8/15/23         3,898,941
A         A           5,500   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 6.25%, 8/15/13         5,309,810
A         A           1,000   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 6.50%, 8/15/18           978,950
Aa        AA            250   Michigan HFA Henry Ford
                              Continuing Care
                              Corporation, 6.75%,
                              7/01/11                         264,555
A1        NR          2,970   Michigan HFA McLaren
                              Obligated Group, 5.375%,
                              10/15/13                      2,659,843
A1        NR          6,000   Michigan HFA McLaren
                              Obligated Group, 4.50%,
                              10/15/21                      4,456,559
A         A           4,130   Michigan HFA MidMichigan
                              Obligated Group, 6.625%,
                              6/01/10                       4,215,574
Aa        AA          1,750   Royal Oak, Michigan
                              William Beaumont Hospital,
                              6.75%, 1/01/20                1,815,818
                                                         ------------
                                                         $ 24,087,701
                                                         ------------
                              HOUSING - 1.9%
NR        A+         $1,500   Michigan HDA Rental
                              Housing (AMT), 7.15%,
                              4/01/10                    $  1,587,150
NR        A+          1,000   Michigan HDA Rental
                              Housing, 7.10%, 4/01/21       1,038,320
NR        AA+           895   Michigan HDA Single Family
                              Mortgage, 6.95%, 12/01/20       920,472
                                                         ------------
                                                         $  3,545,942
                                                         ------------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 6.1%
Baa1      BBB        $3,970   Dickinson, MI PCR-Champion
                              International, 5.85%,
                              10/01/18                   $  3,753,436
Baa1      BBB         3,000   Michigan Job Development
                              Authority PCR-General
                              Motors, 5.55%, 10/01/09
                              (1)                           2,877,750
A3        BBB+        3,750   Michigan Strategic Fund-
                              General Motors, 6.20%,
                              9/01/20                       3,702,788
NR        BBB+          500   Michigan Strategic
                              Fund-KMart Corporation,
                              6.80%, 6/15/07                  513,520

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - (CONTINUED)
NR        BBB           530   Richmond, Michigan EDC
                              KMart Corporation, 6.625%,
                              1/01/07                         541,305
                                                         ------------
                                                         $ 11,388,799
                                                         ------------
                              INSURED EDUCATION - 2.6%
Aaa       AAA        $  500   Michigan Higher Education
                              Student Loan (AMBAC),
                              6.875%, 10/01/07           $    525,110
Aaa       AAA         2,000   Northern Michigan
                              University, Michigan
                              General Revenue (AMBAC),
                              6.55%, 12/01/14               2,093,840
Aaa       AAA         1,250   Oakland University,
                              Michigan General Revenue
                              (MBIA), 5.75%, 5/15/26        1,194,425
Aaa       AAA           500   University of Puerto Rico
                              (MBIA), 5.25%, 6/01/25          456,545
Aaa       AAA           500   Western Michigan
                              University (AMBAC), 6.50%,
                              7/15/21                         517,195
                                                         ------------
                                                         $  4,787,115
                                                         ------------
                              INSURED ELECTRIC UTILITIES - 6.3%
Aaa       AAA        $1,510   Grand Haven City, Michigan
                              Electric System (MBIA),
                              5.25%, 7/01/13             $  1,380,442
Aaa       AAA           300   Michigan Strategic Fund,
                              Detroit Edison Company
                              (FGIC), 6.95%, 5/01/11          335,595
Aaa       AAA         4,000   Michigan Strategic Fund,
                              Detroit Edison Company
                              (FGIC), 6.95%, 9/01/21        4,272,040
Aaa       AAA           550   Monroe County, Michigan
                              PCR Detroit Edison Company
                              (FGIC) (AMT), 7.65%,
                              9/01/20                         607,508
Aaa       AAA         5,000   Monroe County, Michigan
                              PCR Detroit Edison Company
                              (MBIA) (AMT), 6.55%,
                              9/01/24                       5,133,100
                                                         ------------
                                                         $ 11,728,685
                                                         ------------
                              INSURED GENERAL - 2.1%
Aaa       AAA        $4,500   Livonia, Michigan School
                              District U.T.G.O. (FGIC),
                              5.125%, 5/01/22            $  3,956,670
                                                         ------------
                              INSURED GENERAL OBLIGATION - 12.8%
Aaa       AAA        $  250   Byron Center, Michigan
                              Public Schools U.T.G.O.
                              (MBIA), 5.875%, 5/01/24    $    243,050
Aaa       AAA         1,000   Chelsea, Michigan School
                              District U.T.G.O. (FGIC),
                              5.875%, 5/01/25 (2)             969,170
Aaa       AAA         1,500   Dearborn, Michigan School
                              District U.T.G.O. (MBIA),
                              5.00%, 5/01/10                1,373,655

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         2,000   Grand Ledge, Michigan
                              School District U.T.G.O.
                              (MBIA), 7.875%, 5/01/11       2,344,760
Aaa       AAA         1,000   Greenville, Michigan
                              Public Schools U.T.G.O.
                              (MBIA)                          964,510
Aaa       AAA         2,000   Holland City, Michigan
                              School District U.T.G.O.
                              (AMBAC), 5.25%, 7/01/13         530,180
Aaa       AAA         5,020   Huron Valley, Michigan
                              School District U.T.G.O.
                              (FGIC), 5/01/20               1,108,014
Aaa       AAA         2,000   Lowell Schools, Michigan
                              U.T.G.O. (FGIC), 5/01/16        569,260
Aaa       AAA         2,000   Napoleon, Michigan School
                              District U.T.G.O. (FGIC)
                              5.50%, 5/01/20                1,861,980
Aaa       AAA         1,000   Napoleon, Michigan School
                              District U.T.G.O. (FGIC)
                              5.50%, 5/01/24                  920,280
Aaa       AAA         2,610   Okemos, Michigan Public
                              Schools U.T.G.O. (MBIA),
                              5/01/16                         745,860
Aaa       AAA           500   Pellston, Michigan Public
                              Schools U.T.G.O. (MBIA),
                              6.625%, 5/01/12                 529,325
Aaa       AAA         2,000   Portage Lake, Michigan
                              Water & Sewer G.O.
                              (AMBAC), 6.20%, 10/01/20      2,032,240
Aaa       AAA         4,000   Riverview Community School
                              District, Michigan
                              U.T.G.O. (AMBAC), 5.25%,
                              5/01/21                       3,565,600
Aaa       AAA         2,000   Riverview Community School
                              District, Michigan
                              U.T.G.O. (AMBAC), 5.25%,
                              5/01/14                       1,823,940
Aaa       AAA         1,400   Vicksburg Community
                              Schools, Michigan U.T.G.O.
                              (MBIA), 5/01/16                 392,112
Aaa       AAA         1,000   Vicksburg Community
                              Schools, Michigan U.T.G.O.
                              (MBIA), 5/01/17                 263,410
Aaa       AAA         2,500   Warren, Michigan School
                              District U.T.G.O. (MBIA),
                              5.50%, 5/01/14                2,370,950
Aaa       AAA         1,390   Warren, Michigan School
                              District U.T.G.O. (MBIA),
                              5.25%, 5/01/21                1,252,362
                                                         ------------
                                                         $ 23,860,658
                                                         ------------
                              INSURED HEALTHCARE - 1.0%
Aaa       AAA        $2,000   Farmington Hills, Michigan
                              EDC-Botsford Continuing
                              Care (MBIA), 5.75%,
                              2/15/25                    $  1,907,260
                                                         ------------
                              INSURED HOSPITAL - 12.4%
Aaa       AAA        $3,000   Dearborn City, Michigan
                              EDC Oakwood Obligated
                              Group (MBIA), 5.25%,
                              8/15/14                    $  2,711,940

--------------------------------------------------------------------------------
                    MICHIGAN TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         1,000   Dearborn City, Michigan
                              EDC Oakwood Obligated
                              Group (MBIA), 5.25%,
                              8/15/21                         882,690
Aaa       AAA         3,500   Jackson County, Michigan
                              HFA W.A. Foote Memorial
                              (FGIC), 4.75%, 6/01/15        2,992,745
Aaa       AAA         5,735   Kalamazoo City, Michigan
                              HFA Borgess Medical Center
                              (FGIC), 5.25%, 6/01/17        5,221,316
Aaa       AAA         1,750   Kent City, Michigan HFA
                              Butterworth Hospital
                              (MBIA), 5.375%, 1/15/19       1,592,762
Aaa       AAA         1,015   Michigan HFA Mercy
                              Memorial Hospital (MBIA),
                              5.25%, 6/01/13                  936,429
Aaa       AAA         2,715   Michigan HFA Mercy
                              Memorial Hospital (MBIA),
                              5.25%, 6/01/21                2,429,491
Aaa       AAA         1,000   Michigan HFA Oakwood
                              Hospital Obligated Group
                              (FGIC), 5.625%, 11/01/18        954,410
Aaa       AAA         1,500   Michigan HFA Sisters of
                              Mercy Health Corporation
                              (MBIA), 5.25%, 8/15/21        1,332,885
Aaa       AAA         3,200   Michigan HFA Linked Bulls
                              & Bears (FSA), 6.10%,
                              8/15/22                       3,221,504
Aaa       AAA         1,000   St. Joseph City, Michigan
                              HFA Mercy Memorial Medical
                              Center (AMBAC), 5.25%,
                              1/01/16                         910,150
                                                         ------------
                                                         $ 23,186,322
                                                         ------------
                              INSURED HOUSING - 1.7%
Aaa       AAA        $  500   Michigan HDA Parkway
                              Meadows Projects (FSA),
                              6.85%, 10/15/18            $    518,495
Aaa       AAA         2,780   Michigan HDA Mercy
                              Bellbrook Project (MBIA),
                              5.375%, 4/01/10               2,617,036
                                                         ------------
                                                         $  3,135,531
                                                         ------------
                              INSURED SPECIAL TAX - 0.2%
Aaa       AAA        $  400   Grand Rapids, Michigan
                              Downtown Development
                              Authority Tax Increment
                              (MBIA), 6.875%, 6/01/24    $    429,840
                                                         ------------
                              INSURED TRANSPORTATION - 1.9%
Aaa       AAA        $1,000   Wayne County, Michigan
                              Airport (MBIA), 5.25%,
                              12/01/13                   $    921,380
Aaa       AAA         1,000   Wayne County, Michigan
                              Airport (MBIA), 5.40%,
                              12/01/16                        909,250

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         2,000   Wayne County, Michigan
                              Airport (MBIA), 5.25%,
                              12/01/21                      1,788,000
                                                         ------------
                                                         $  3,618,630
                                                         ------------
                              INSURED WATER & SEWER - 7.5%
Aaa       AAA        $  300   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/09    $    272,325
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/10         359,544
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/11         357,872
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/01/12         356,288
Aaa       AAA         4,425   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 6.25%, 7/01/12        4,549,343
Aaa       AAA         9,680   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 4.75%, 7/01/19        8,078,250
                                                         ------------
                                                         $ 13,973,622
                                                         ------------
                              MISCELLANEOUS - 3.4%
A1        AA         $  590   Michigan Municipal Bond
                              Authority Local Government
                              Loan, 6.90%, 5/01/21       $    648,404
A1        AA          2,550   Michigan Municipal Bond
                              Authority Local Government
                              Loan-Qualified School,
                              6.50%, 5/01/07                2,768,356
A1        AA            760   Michigan Municipal Bond
                              Authority Local Government
                              Loan, 6.50%, 5/01/08            822,685
NR        A-          2,000   Michigan Strategic
                              Environmental Research
                              Institute, 6.375%, 8/15/12    2,041,880
                                                         ------------
                                                         $  6,281,325
                                                         ------------
                              SOLID WASTE - 4.5%
NR        BBB-       $4,220   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08 $  4,391,712
NR        BBB-        1,000   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,040,690
NR        BBB-        1,915   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,992,921
NR        BBB-        1,000   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,040,690
                                                         ------------
                                                         $  8,466,013
                                                         ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              SPECIAL TAX REVENUE - 5.6%
NR        BBB+       $  250   Battle Creek, Michigan
                              Downtown Development
                              Authority Tax Increment,
                              7.60%, 5/01/16             $    272,698
NR        BBB+        1,315   Battle Creek, Michigan
                              Downtown Development
                              Authority Tax Increment,
                              7.65%, 5/01/22                1,438,742
NR        A           7,650   Detroit City Convention
                              Facility, Michigan Cobo
                              Hall Expansion Project,
                              5.25%, 9/30/12 (3)            6,843,690
NR        A           1,825   Michigan Muni Bond
                              Authority Local Government
                              Loan Project, 6.75%,
                              5/01/12                       1,944,811
                                                         ------------
                                                         $ 10,499,941
                                                         ------------
                              TRANSPORTATION - 1.1%
Baa1      A          $2,175   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/01/19             $  1,988,842
                                                         ------------
                              WATER & SEWER - 0.9%
Aa        AA         $1,895   Lansing City, Michigan
                              Water and Electric Utility
                              System, 4.90%, 7/01/10     $  1,713,914
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $182,066,681)        $186,526,896
                                                         ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.
(2) When-issued security.
(3) Security has been segregated to cover when-issued securities.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 51.8% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 2.0% to 22.0% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                          Minnesota Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 3.2%
A         NR         $  100   Minnesota Higher Education
                              Facilities Authority, St.
                              Olaf College, 6.25%,
                              4/01/10                     $   100,034
Baa       NR          1,000   Minnesota Higher Education
                              Facilities Authority, St.
                              Mary's College, 6.15%,
                              10/01/23                        968,720
A         NR          1,500   Northfield Minnesota, St.
                              Olaf College, 6.40%,
                              10/01/21                      1,543,785
                                                          -----------
                                                          $ 2,612,539
                                                          -----------
                              ESCROWED - 5.4%
Aa        AA+        $1,700   State of Minnesota "RIBS",
                              Variable, 8/01/11 (1)       $ 2,016,625
A1        AAA           400   Southern Minnesota
                              Municipal Power Agency,
                              7.00%, 1/01/16                  413,272
Aaa       AAA         1,840   Western Minnesota Municipal
                              Power Agency, 6.375%,
                              1/01/16                       1,956,380
                                                          -----------
                                                          $ 4,386,277
                                                          -----------
                              GENERAL OBLIGATIONS - 11.2%
Aa        NR         $  500   Brainerd, Independent
                              School District, 5.50%,
                              2/01/15                     $   476,455
Aaa       AAA           700   City of Minneapolis, 6.25%,
                              4/01/12                         727,902
Aaa       AAA         1,000   City of Minneapolis, 5.20%,
                              3/01/23                         943,830
Aa1       AA+         2,000   State of Minnesota, 5.40%,
                              8/01/13                       1,913,500
Aa1       AA+         1,000   State of Minnesota, Duluth
                              Airport, 6.25%, 8/01/14       1,019,330
Aa1       AA+         1,000   State of Minnesota, Duluth
                              Airport, 6.25%, 8/01/14       1,019,330
Aa        AA          1,250   Regents of the University
                              of Minnesota, "INFLOS",
                              Variable, 8/15/03 (1)         1,181,412
A         AA-           200   City of Saint Cloud,
                              "Inverse Floaters",
                              Variable, 8/01/13 (1)           205,000
Aa        NR          1,595   White Bear Lake,
                              Independent School
                              District, 6.00%, 2/01/14      1,596,037
                                                          -----------
                                                          $ 9,082,796
                                                          -----------
                              HEALTHCARE (NON-HOSPITAL) - 5.7%
A         A-         $1,250   Minneapolis and St. Paul
                              Housing and Redevelopment
                              Authority, Group Health
                              Plan, Inc., 6.75%, 12/01/13 $ 1,298,000
A         A-            250   Minneapolis and St. Paul
                              Housing and Redevelopment
                              Authority, Group Health
                              Plan, Inc., 6.90%, 10/15/22     262,768
NR        NR          1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Highland Park, 8.75%,
                              11/01/24                        997,670
NR        BBB+        2,120   City of Red Wing, Minnesota
                              Health Care Facilities
                              Revenue, River Region
                              Obligated Group, 6.50%,
                              9/01/22                       2,054,322
                                                          -----------
                                                          $ 4,612,760
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              HOSPITALS - 6.9%
NR        AA+        $1,400   City of Rochester,
                              Minnesota Health Care
                              Facilities (MHCF) Mayo
                              Foundation/Medical Center,
                              6.026%, 11/15/15            $ 1,374,142
NR        AA+           500   City of Rochester, MHCF
                              Mayo Foundation/Medical
                              Center, "Inverse Floaters",
                              Variable 11/15/15 (1)           500,000
NR        AA+         1,700   City of Rochester, MHCF
                              Mayo Foundation/Medical
                              Center, 5.75%, 11/15/21       1,668,193
Baa       BBB-        1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Healtheast Project, 6.625%,
                              11/01/17                        969,920
A         A+          1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Childrens Hospital, 7.00%,
                              12/01/19                      1,080,420
                                                          -----------
                                                          $ 5,592,675
                                                          -----------
                              HOUSING - 13.6%
NR        AAA        $  300   City of Coon Rapids, Multi-
                              Family Housing (MFH) Browns
                              Meadow Manor, (FHA), (AMT),
                              6.85%, 7/01/33              $   300,570
NR        AAA         1,395   County of Dakota, Housing
                              and Redevelopment
                              Authority, (GNMA), 7.375%,
                              12/01/29 (2)                  1,473,259
Aa        NR          1,200   City of Maplewood MFH,
                              Beaver Creek Apartments,
                              (FHA), 6.50%, 9/01/24         1,182,960
NR        AAA            90   Minneapolis and St. Paul
                              Housing Finance Board,
                              (GNMA), (AMT), 7.30%,
                              8/01/31                          94,035
Aa        AA            420   Minnesota Housing Finance
                              Agency, Single-Family
                              Mortgage, (SFM), 7.70%,
                              7/01/14                         450,114
Aa        AA            380   Minnesota Housing Finance
                              Agency, SFM, 7.05%, 7/01/22     390,085
Aa        AA          1,095   Minnesota Housing Finance
                              Agency, SFM, (AMT), 5.80%,
                              7/01/25                       1,007,860
Aa        AA+           465   Minnesota Housing Finance
                              Agency, SFM, 6.95%, 7/01/16     481,094
Aa        AA+         1,000   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.75%,
                              7/01/12                       1,019,330
Aa        AA+         1,235   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.85%,
                              1/01/24                       1,254,612
Aa        AA+         1,700   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.50%,
                              1/01/26                       1,686,502

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA+           710   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.75%,
                              1/01/26                         714,352
Aa        AA+           430   Minnesota Housing Finance
                              Agency, SFM, (AMT), 6.15%,
                              1/01/26                         410,121
NR        AAA           230   St. Paul, Minnesota Housing
                              and Redevelopment
                              Authority, (FNMA), 6.95%,
                              12/01/31                        236,845
NR        AAA           360   St. Paul, Minnesota Housing
                              and Redevelopment
                              Authority, (FNMA), 6.90%,
                              12/01/21                        370,735
                                                          -----------
                                                          $11,072,474
                                                          -----------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL - 8.8%
NR        AA-        $  300   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 6.40%,
                              12/01/04                    $   315,618
NR        BBB+          100   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 7.35%,
                              12/01/09                        104,342
NR        BBB+        1,605   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 6.80%,
                              12/01/24                      1,574,810
Aa3       AA-         3,000   Seaway Port Authority of
                              Duluth, Cargill, Inc.,
                              6.80%, 5/01/12                3,203,130
Aa3       NR          2,000   Seaway Port Authority of
                              Duluth, Cargill, Inc.,
                              5.75%, 12/01/16               1,961,300
                                                          -----------
                                                          $ 7,159,200
                                                          -----------
                              INSURED GENERAL OBLIGATION - 3.6%
Aaa       AAA        $  500   Cass Lake, Independent
                              School District, (AMBAC),
                              6.625%, 2/01/12             $   537,370
Aaa       AAA         1,000   Roseville, Independent
                              School District, (FGIC),
                              6.00%, 2/01/23                  998,650
Aaa       AAA         1,330   St. Francis, Independent
                              School District No. 15,
                              (CGIC), 6.35%, 2/01/12        1,391,153
                                                          -----------
                                                          $ 2,927,173
                                                          -----------
                              INSURED HOSPITAL - 19.7%
Aaa       AAA        $  750   Duluth Economic Development
                              Authority, The Duluth
                              Clinic, (AMBAC), 6.20%,
                              11/01/12                    $   771,690
Aaa       AAA           100   Minneapolis and St. Paul
                              Health Care Systems, Health
                              One Obligated Group,
                              (MBIA), 7.40%, 8/15/11          108,990
Aaa       AAA         5,845   Minneapolis and St. Paul
                              Health Care Systems,
                              Healthspan, (AMBAC), 4.75%,
                              11/15/18                      4,895,655
Aaa       AAA           250   City of Minneapolis,
                              Hospital Revenue, Fairview
                              Hospital and Healthcare,
                              (MBIA), 6.50%, 1/01/11          262,517

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
Aaa       AAA           750   Plymouth, Health
                              Facilities, Westhealth
                              Project (CGIC), 6.25%,
                              6/01/16                         768,293
Aaa       AAA         1,000   City of Saint Cloud,
                              Hospital Facilities, The
                              Saint Cloud Hospital,
                              (AMBAC), 6.75%, 7/01/15       1,063,430
Aaa       AAA         3,650   City of St. Louis Park,
                              Health Care Facilities
                              Health System Minnesota
                              Obligated Group, (AMBAC),
                              5.20%, 7/01/23                3,234,119
Aaa       AAA         5,150   St. Paul Housing and
                              Redevelopment Authority,
                              St. Paul-Ramsey Medical
                              Center Project, (AMBAC),
                              5.55%, 5/15/23                4,891,213
                                                          -----------
                                                          $15,995,907
                                                          -----------
                              INSURED HOUSING - 1.9%
Aaa       AAA        $1,500   SCA Tax Exempt Trust,
                              Burnsville, Minnesota
                              Multi-Family Housing,
                              (FSA), 7.10%, 1/01/30       $ 1,538,775
                                                          -----------
                              INSURED SPECIAL TAX - 3.5%
Aaa       AAA        $3,000   St. Paul Housing and
                              Redevelopment Authority,
                              Civic Center Project,
                              (MBIA), 5.45%, 11/01/13     $ 2,840,460
                                                          -----------
                              INSURED UTILITIES - 3.9%
Aaa       AAA        $  300   Northern Municipal Power
                              Agency, (AMBAC), 6.00%,
                              1/01/19                     $   300,528
Aaa       AAA           750   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 5.00%, 1/01/12          688,477
Aaa       AAA           300   Southern Minnesota
                              Municipal Power Agency,
                              "Yield Curve Notes",
                              (MBIA), Variable, 1/01/18
                              (1)                             283,512
Aaa       AAA         6,950   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 0%, 10/01/21          1,494,737
Aaa       AAA           510   Western Minnesota Municipal
                              Power Agency, (MBIA),
                              5.50%, 1/01/15                  489,416
                                                          -----------
                                                          $ 3,256,670
                                                          -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 2.7%
Baa1      NR         $  350   City of Cambridge, Economic
                              Development Authority,
                              6.25%, 2/01/14              $   347,722

--------------------------------------------------------------------------------
                    MINNESOTA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              LEASE/CERTIFICATE OF PARTICIPATION -
                              (CONTINUED)
Aa        AA          1,770   Hennepin County, Lease
                              Revenue Certificates of
                              Participation, 6.80%,
                              5/01/17(2)                    1,856,199
                                                          -----------
                                                          $ 2,203,921
                                                          -----------
                              MISCELLANEOUS - 0.9%
A         A          $  750   Metropolitan Council,
                              Minneapolis-St. Paul
                              Metropolitan Area Sports
                              Facilities, Hubert H.
                              Humphrey Metrodome, 6.00%,
                              10/01/09                    $   757,815
                                                          -----------
                              TRANSPORTATION - 0.6%
Aaa       AAA        $  200   Minneapolis and St. Paul,
                              Minnesota Metropolitan
                              Airports Commission, (AMT),
                              6.60%, 1/01/09              $   211,186
Aaa       AAA           300   Minneapolis and St. Paul,
                              Minnesota Metropolitan
                              Airports Commission, (AMT),
                              6.60%, 1/01/10                  316,779
                                                          -----------
                                                          $   527,965
                                                          -----------
                              UTILITY - 5.1%
Aa3       A-         $1,200   Bass Brook, Pollution
                              Control Revenue, Minnesota
                              Power & Light Company,
                              6.00%, 7/01/22              $ 1,173,300
A         A           1,500   Northern Municipal Power
                              Agency, Minnesota Electric,
                              7.25%, 1/01/16                1,624,965
A1        A+          1,000   Southern Minnesota
                              Municipal Power Agency,
                              5.00%, 1/01/12                  902,250
A         A             450   Western Minnesota Municipal
                              Power Agency, 7.00%,
                              1/01/13                         468,599
                                                          -----------
                                                          $ 4,169,114
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              WATER AND SEWER - 3.3%
Aa3       A          $  450   Anoka County, Minnesota
                              Solid Waste Disposal
                              Revenue Natural Rural
                              Utilities, 6.95%, 12/01/08  $   483,421
Aa        AAA           100   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 7.00%, 3/01/09         107,398
Aa        AAA           150   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 6.70%, 3/01/13         160,380
Aa        AAA         1,835   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 6.50%, 3/01/14       1,933,393
                                                          -----------
                                                          $ 2,684,592
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $78,851,048)          $81,421,113
                                                          ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 34.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.4% to 19.3% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                         New Jersey Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              COGENERATION - 5.0%
NR        NR        $15,750   New Jersey Economic
                              Development Authority,
                              Vineland Cogeneration
                              Limited Partnership,
                              (AMT), 7.875%, 6/01/19     $ 16,904,475
NR        BB+         3,370   New Jersey Economic
                              Development Authority,
                              Trigen-Trenton Project,
                              (AMT), 6.10%, 12/01/04        3,346,039
                                                         ------------
                                                         $ 20,250,514
                                                         ------------
                              EDUCATION - 3.5%
Baa1      BBB       $ 2,480   New Jersey Educational
                              Facilities Authority,
                              Seton Hall University,
                              7.00%, 7/01/21             $  2,618,235
Aa1       AA+         1,000   New Jersey Educational
                              Facilities Authority,
                              Princeton Theological
                              Seminary, 6.375%, 7/01/22     1,034,580
NR        NR          8,800   New Jersey State Higher
                              Education Assistance
                              Authority, (AMT), 0%,
                              7/01/20                       3,042,952
NR        BBB-        1,760   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 5.70%, 8/01/13    1,620,626
NR        BBB-        1,310   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 5.50%, 8/01/24    1,139,988
NR        BBB-        1,000   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 6.50%, 8/01/24      999,990
A1        AA          2,500   Rutgers, The State
                              University of New Jersey,
                              6.85%, 5/01/21                2,658,400
A         AA          1,000   University of Medicine and
                              Dentistry of New Jersey,
                              7.20%, 12/01/19               1,089,280
                                                         ------------
                                                         $ 14,204,051
                                                         ------------
                              ESCROWED - 0.8%
Aaa       AAA       $   870   The City of Newark, New
                              Jersey (AMBAC), 7.375%,
                              10/01/07                   $    985,440
NR        NR          2,000   County of Passaic, New
                              Jersey, 6.70%, 9/01/13        2,207,360
                                                         ------------
                                                         $  3,192,800
                                                         ------------
                              GENERAL OBLIGATIONS - 13.3%
NR        BBB       $ 9,745   Government of Guam, 5.40%,
                              11/15/18                   $  8,414,515
NR        A+          5,000   The Hudson County
                              Improvement Authority,
                              6.625%, 8/01/25               5,235,950

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa1       NR          3,000   Mercer County Improvement
                              Authority Solid Waste, 0%,
                              4/01/10                       1,299,240
Baa1      A           1,990   Commonwealth of Puerto
                              Rico, 6.45%, 7/01/17          2,083,530
Baa1      A           5,000   Commonwealth of Puerto
                              Rico, 6.50%, 7/01/23          5,234,400
Baa       BBB         5,645   The Commonwealth of Puerto
                              Rico Aqueduct and Sewer
                              Authority, 7.875%, 7/01/17    6,253,305
Baa1      A           3,250   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.75%,
                              7/01/15                       3,119,675
Baa1      A           5,125   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.50%,
                              7/01/21                       4,695,730
Baa1      A           2,075   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.75%,
                              7/01/16                       1,977,932
NR        NR         14,850   Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/01/18                     15,318,517
                                                         ------------
                                                         $ 53,632,794
                                                         ------------
                              HEALTHCARE (NON-HOSPITAL) - 3.0%
NR        BBB       $   615   New Jersey Economic
                              Development Authority
                              Cadbury Corporation,
                              7.50%, 7/01/21             $    593,875
NR        BBB           300   New Jersey Economic
                              Development Authority
                              Cadbury Corporation,
                              8.70%, 7/01/07                  319,896
NR        NR          1,400   New Jersey Economic
                              Development Authority,
                              Claremont Health System,
                              9.10%, 9/01/22                1,465,632
NR        NR          2,500   New Jersey Economic
                              Development Authority,
                              Victoria Health
                              Corporation, 7.65%,
                              1/01/14                       2,372,700
NR        NR          4,000   New Jersey Economic
                              Development Authority,
                              Keswick Pines Project,
                              8.75%, 1/01/24                3,991,120
NR        NR          3,630   New Jersey Economic
                              Development Authority,
                              Forsgate Project, 8.625%,
                              6/01/25                       3,410,857
                                                         ------------
                                                         $ 12,154,080
                                                         ------------
                              HOSPITALS - 6.6%
Aa        AAA       $10,790   New Jersey Health Care
                              Facilities Financing
                              Authority, Barnert
                              Hospital, (FHA), 6.80%,
                              8/01/19                    $ 11,298,209

--------------------------------------------------------------------------------
                   NEW JERSEY TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOSPITALS - (CONTINUED)
A         A-          2,300   New Jersey Health Care
                              Facilities Financing
                              Authority, Atlantic City
                              Medical Center, 6.80%,
                              7/01/11                       2,417,300
Baa1      NR          3,100   New Jersey Health Care
                              Facilities Financing
                              Authority, Deborah Heart
                              and Lung Center, 6.30%,
                              7/01/23                       3,047,796
Baa       NR          2,000   New Jersey Health Care
                              Facilities Financing
                              Authority, Southern Ocean
                              County Hospital, 6.25%,
                              7/01/23                       1,842,100
A         A-          9,650   New Jersey Health Care
                              Facilities Financing
                              Authority, Chilton
                              Memorial Hospital, 5.00%,
                              7/01/13                       8,175,866
                                                         ------------
                                                         $ 26,781,271
                                                         ------------
                              HOUSING - 4.4%
Aa        AA        $ 1,250   New Jersey Building
                              Authority, 7.20%, 6/15/13  $  1,357,438
Aa        AA-         2,591   New Jersey Building
                              Authority, Garden State
                              Savings, 0%, 6/15/10          1,105,813
NR        AAA         3,700   New Jersey Housing and
                              Mortgage Finance Agency,
                              Presidential Plaza, (FHA),
                              7.00%, 5/01/30                3,832,793
NR        AAA         2,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Presidential Plaza, (FHA),
                              6.95%, 5/01/13                2,084,940
NR        AA+         1,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 7.10%, 11/01/12    1,040,920
NR        AA+         1,975   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 7.10%, 11/01/11    2,055,817
NR        AA+         1,250   New Jersey Housing and
                              Mortgage Finance Agency,
                              Rental Housing, (AMT),
                              7.25%, 11/01/22               1,287,025
NR        A+          1,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Rental Housing, (AMT),
                              7.10%, 5/01/22                1,029,330
NR        A+          3,715   New Jersey Housing and
                              Mortgage Finance Agency,
                              6.60%, 11/01/14               3,773,511
Aaa       AAA           300   Puerto Rico Housing
                              Finance Corporation
                              Mortgage Revenue (GNMA),
                              6.85%, 10/15/23                 310,209
                                                         ------------
                                                         $ 17,877,796
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL - 5.0%
NR        NR        $ 2,000   Middlesex County Pollution
                              Control Financing
                              Authority, Amerada Hess
                              Corporation, 7.875%,
                              6/01/22                    $  2,238,020
NR        NR          4,000   Middlesex County Pollution
                              Control Financing
                              Authority, Amerada Hess
                              Corporation, 6.875%,
                              12/01/22                      4,168,480
Aa1       NR          3,000   New Jersey Economic
                              Development Authority,
                              Garden State Paper
                              Company, (AMT), 7.125%,
                              4/01/22                       3,124,320
NR        NR          2,000   New Jersey Economic
                              Development Authority, The
                              Seeing Eye, Inc., 7.30%,
                              4/01/11                       2,123,560
NR        BBB         1,160   New Jersey Economic
                              Development Authority,
                              National Association of
                              Accountants, Inc., 7.65%,
                              7/01/09                       1,241,583
NR        AA-         3,300   New Jersey Economic
                              Development Authority, Oak
                              Grove Associates, 6.125%,
                              12/01/06                      3,401,937
Baa1      A-          2,135   New Jersey Economic
                              Development Authority,
                              GATX Terminals
                              Corporation, 7.30%,
                              9/01/19                       2,349,098
Aa3       AA-         1,300   Puerto Rico Industrial,
                              Medical and Environmental
                              Pollution Control
                              Authority, Motorola, Inc.,
                              6.75%, 1/01/14                1,375,712
                                                         ------------
                                                         $ 20,022,710
                                                         ------------
                              INSURED EDUCATION - 0.5%
Aaa       AAA       $ 2,000   New Jersey State
                              Educational Facilities
                              Authority, Seton Hall
                              University, (BIGI), 6.85%,
                              7/01/19                    $  2,106,540
                                                         ------------
                              INSURED HOSPITALS - 1.4%
Aaa       AAA       $ 1,310   New Jersey Health Care
                              Facilities Financing
                              Authority, Hackensack
                              Medical Center, (FGIC),
                              6.625%, 7/01/17            $  1,372,631
Aaa       AAA         2,000   New Jersey Health Care
                              Facilities Financing
                              Authority, Hackensack
                              Medical Center, (FGIC),
                              6.25%, 7/01/21                2,033,380
Aa        AA-           480   New Jersey Health Care
                              Facilities Financing
                              Authority, Cathedral
                              Health Services (MBIA),
                              7.25%, 2/15/10                  522,144

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITALS - (CONTINUED)
Aa        AA-         1,570   New Jersey Health Care
                              Facilities Financing
                              Authority, Cathedral
                              Health Services, (MBIA)
                              7.25%, 2/15/21                1,700,059
                                                         ------------
                                                         $  5,628,214
                                                         ------------
                              INSURED HOUSING - 1.3%
Aaa       AAA       $ 1,410   New Jersey Housing and
                              Mortgage Finance Agency,
                              (MBIA), 7.375%, 10/01/17   $  1,468,007
Aaa       AAA         1,760   New Jersey Housing and
                              Mortgage Finance Agency,
                              (AMT), (MBIA), 7.70%,
                              10/01/29                      1,847,402
Aaa       AAA         1,745   Pennsauken Township
                              Housing Finance
                              Corporation, (MBIA),
                              8.00%, 4/01/11                1,836,665
                                                         ------------
                                                         $  5,152,074
                                                         ------------
                              INSURED LEASE REVENUE - 5.8%
Aaa       AAA       $ 3,900   County of Atlantic, Public
                              Facilities Lease
                              Agreement, (FGIC), 6.00%,
                              3/01/13                    $  4,011,072
Aaa       AAA         1,750   County of Hudson, New
                              Jersey Correctional
                              Facility, (MBIA), 6.50%,
                              12/01/11                      1,842,925
Aaa       AAA         6,240   County of Hudson, New
                              Jersey Correctional
                              Facility, (MBIA), 6.60%,
                              12/01/21                      6,537,648
Aaa       AAA         2,500   County of Hudson, New
                              Jersey Improvement
                              Authority, Secondary Yield
                              Curve Notes, (FGIC),
                              Variable, 12/01/25 (1)        2,507,900
Aaa       AAA         1,800   County of Middlesex,
                              Certificates of
                              Participation, (MBIA),
                              6.125%, 2/15/19               1,835,622
Aaa       AAA         5,000   New Jersey Builders
                              (AMBAC), 5%, 6/15/13          4,506,800
Aaa       AAA         2,225   University of Medicine and
                              Dentistry Certificates of
                              Participation, (MBIA),
                              6.75%, 12/01/09               2,359,590
                                                         ------------
                                                         $ 23,601,557
                                                         ------------
                              INSURED SOLID WASTE - 0.5%
Aaa       AAA       $ 2,000   The Mercer County
                              Improvement Authority,
                              Solid Waste Revenue,
                              (AMT), (FGIC), 6.70%,
                              4/01/13                    $  2,118,200
                                                         ------------
                              INSURED SPECIAL TAX - 0.8%
Aaa       AAA       $ 3,375   New Jersey Economic
                              Development Authority,
                              Market Transition
                              Facility, (MBIA), 5.875%,
                              7/01/11                    $  3,386,914
                                                         ------------
                              INSURED TRANSPORTATION - 4.1%
Aaa       AAA       $ 2,000   The Delaware River and Bay
                              Authority, (MBIA), 4.75%,
                              1/01/24                    $  1,660,900

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA         5,000   New Jersey Turnpike
                              Authority "RITES", (MBIA),
                              Variable, 1/01/16 (1)         5,744,000
Aaa       AAA         8,450   New Jersey Turnpike
                              Authority, (MBIA), 6.50%,
                              1/01/16                       9,162,335
                                                         ------------
                                                         $ 16,567,235
                                                         ------------
                              INSURED UTILITIES - 3.9%
Aaa       AAA       $ 2,750   New Jersey Economic
                              Development Authority, New
                              Jersey American Water Co.,
                              (AMT), (FGIC), 6.875%,
                              11/01/34                   $  2,912,058
Aaa       AAA        13,500   Salem County, Public
                              Service Electric and Gas,
                              (MBIA), 5.55%, 11/01/33      12,629,790
                                                         ------------
                                                         $ 15,541,848
                                                         ------------
                              INSURED WATER & SEWER - 5.0%
Aaa       AAA       $ 6,500   Landis New Jersey Sewerage
                              Authority, Linked "CARS"
                              (FGIC), 5.65%, 9/19/19     $  6,248,970
Aaa       AAA         2,500   Middlesex County Utilities
                              Authority, Sewer Revenue,
                              (MBIA), Variable, 8/15/10
                              (1)                           2,645,425
Aaa       AAA         2,000   Township of Monroe, New
                              Jersey Municipal Utilities
                              Authority, (MBIA), 5.50%,
                              2/01/17                       1,882,380
Aaa       AAA         1,250   New Jersey Economic
                              Development Authority,
                              Middlesex Water Company,
                              (AMBAC), 5.20%, 10/01/22      1,107,550
Aaa       AAA         1,650   New Jersey Economic
                              Development Authority,
                              Hackensack Water Company,
                              (MBIA), 5.80%, 3/01/24        1,607,248
Aaa       AAA         1,270   Passaic Valley Water
                              Commissioners, (FGIC),
                              5.00%, 12/15/22               1,100,214
Aaa       AAA         6,130   West New York, New Jersey
                              Municipal Utilities
                              Authority, (FGIC), 5.125%,
                              12/15/17                      5,480,772
                                                         ------------
                                                         $ 20,072,559
                                                         ------------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 3.7%
Baa1      A-        $   720   County of Atlantic, New
                              Jersey Public Facilities
                              Lease Agreement, 8.875%,
                              1/15/14                    $    929,902
Baa1      A-            785   County of Atlantic, New
                              Jersey Public Facilities
                              Lease Agreement, 8.875%,
                              1/15/15                       1,015,043
A1        NR          1,000   Township of Bedminster,
                              Board of Education,
                              7.125%, 9/01/10               1,092,370

--------------------------------------------------------------------------------
                   NEW JERSEY TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              LEASE/CERTIFICATE OF PARTICIPATION -
                              (CONTINUED)
Aa        AA-         1,000   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/14                1,000,510
Aa        AA-         2,000   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/15                2,001,020
Aa        AA-         1,500   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/16                1,500,465
Aa        AA-         1,500   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/01/17                1,500,465
Aa        AA-         5,420   New Jersey Building
                              Authority, 5.00%, 6/15/16     4,785,210
NR        A+          1,000   New Jersey Economic
                              Development Authority,
                              Performing Arts Center
                              Site Acquisition, 6.75%,
                              6/15/12                       1,049,580
                                                         ------------
                                                         $ 14,874,565
                                                         ------------
                              MISCELLANEOUS - 4.0%
A1        A+        $ 1,650   New Jersey Economic
                              Development Authority,
                              Economic Recovery Fund,
                              0%, 9/15/09                $    727,089
A1        A+          5,500   New Jersey Economic
                              Development Authority,
                              Economic Recovery Fund,
                              0%, 3/15/13                   1,911,525
NR        NR          7,600   New Jersey Sports and
                              Exposition Authority,
                              Monmouth Park, 8.00%,
                              1/01/25                       8,251,167
Aa        NR          6,000   New Jersey Sports and
                              Exposition Authority,
                              5.20%, 1/01/20                5,318,580
                                                         ------------
                                                         $ 16,208,361
                                                         ------------
                              SOLID WASTE - 6.8%
Ba        NR        $ 3,655   The Atlantic County
                              Utilities Authority, Solid
                              Waste Revenue, 7.125%,
                              3/01/16                    $  3,641,001
Ba        BBB+        6,125   Pollution Control
                              Financing Authority of
                              Camden County, (AMT),
                              7.50%, 12/01/09               6,237,639
Ba        NR          5,975   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/14                       1,548,003
Ba        NR          6,000   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/15                       1,445,940
Ba        NR          3,000   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue, (AMT), 0%,
                              4/01/16                         672,510

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Ba        NR          1,500   Passaic County Utilities
                              Authority Solid Waste
                              System Revenue, 7.00%,
                              11/15/07                      1,485,795
NR        A-         11,930   Union County, New Jersey
                              Utilities Authority, Solid
                              Waste Revenue, (AMT),
                              7.20%, 6/15/14               12,411,376
                                                         ------------
                                                         $ 27,442,264
                                                         ------------
                              SPECIAL TAX - 0.2%
Baa1      BBB+      $   550   Puerto Rico Infrastructure
                              Financing Authority,
                              7.90%, 7/01/07             $    607,574
                                                         ------------
                              TRANSPORTATION - 15.1%
NR        BBB       $ 1,250   Guam Airport Authority,
                              (AMT), 6.60%, 10/01/10     $  1,263,675
NR        BBB         1,400   Guam Airport Authority,
                              6.50%, 10/01/23               1,390,886
NR        BBB         2,000   Guam Airport Authority,
                              (AMT), 6.70%, 10/01/23        1,999,740
A1        AA-         3,705   The Port Authority of New
                              York and New Jersey,
                              5.25%, 7/15/14                3,396,706
A1        AA-         9,500   The Port Authority of New
                              York and New Jersey,
                              7.35%, 10/01/27 (2)          10,438,315
A1        AA-         2,645   The Port Authority of New
                              York and New Jersey,
                              6.75%, 8/01/26                2,792,194
A1        AA-         5,000   The Port Authority of New
                              York and New Jersey,
                              (AMT), 6.25%, 1/15/27         4,999,750
A1        AA-         9,000   The Port Authority of New
                              York and New Jersey,
                              6.125%, 6/01/94               8,962,560
A1        AA-         5,000   The Port Authority of New
                              York and New Jersey,
                              5.375%, 3/01/28               4,561,400
Baa1      BB          5,100   The Port Authority of New
                              York and New Jersey, Delta
                              Air Lines Inc., 6.95%,
                              6/01/08                       5,356,428
Baa1      A           2,135   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/01/12               2,216,963
Baa1      A           3,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/21                2,638,110
Baa1      A           4,100   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/01/18               4,243,131
Baa3      BB+         5,550   Puerto Rico Port
                              Authority, American
                              Airlines, (AMT), 6.30%,
                              6/01/23                       5,386,553

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              TRANSPORTATION - (CONTINUED)
NR        A+          1,115   South Jersey Port
                              Corporation, New Jersey
                              Marine Terminal, 6.875%,
                              1/01/20                       1,147,224
                                                         ------------
                                                         $ 60,793,635
                                                         ------------
                              UTILITY - 2.8%
NR        BBB       $   100   Guam Power Authority,
                              5.25%, 10/01/13            $     88,727
NR        BBB         1,500   Guam Power Authority,
                              5.25%, 10/01/23               1,267,485
NR        BBB         2,000   Guam Power Authority,
                              6.75%, 10/01/24               2,031,080
A3        BBB+          625   New Jersey Economic
                              Development Authority,
                              Elizabethtown Gas Co.,
                              (AMT), 6.75%, 10/01/21          632,337
A2        A           1,455   New Jersey Economic
                              Development Authority,
                              Natural Gas Facilities,
                              (AMT), 7.05%, 3/01/16         1,542,387
Baa1      A-            460   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      498,801
NR        NR          5,105   Virgin Islands Water and
                              Power Authority, Electric
                              System Revenue, 7.40%,
                              7/01/11                       5,318,032
                                                         ------------
                                                         $ 11,378,849
                                                         ------------
                              WATER & SEWER - 2.5%
A1        AA-       $ 2,000   Gloucester County
                              Utilities Authority,
                              6.50%, 1/01/21             $  2,062,600
A3        A           3,250   New Jersey Economic
                              Development Authority,
                              Elizabethtown Water
                              Revenue, (AMT), 6.70%,
                              8/01/21                       3,394,853
Aa        AA          1,400   New Jersey Wastewater
                              Treatment Trust, 7.25%,
                              5/15/08                       1,511,230

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          1,000   New Jersey Wastewater
                              Treatment Trust, 6.875%,
                              6/15/09                       1,090,310
Aa        AA            250   New Jersey Wastewater
                              Treatment Trust, 7.00%,
                              6/15/10                         273,342
Aa        AA          1,000   New Jersey Wastewater
                              Treatment Trust, 6.00%,
                              7/01/10                       1,022,020
A1        AA            500   The Somerset Raritan
                              Valley Sewerage Authority,
                              6.75%, 7/01/10                  534,655
                                                         ------------
                                                         $  9,889,010
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $389,842,758)        $403,485,415
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 27.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 14.5% of total investments.
                       See notes to financial statements

--------------------------------------------------------------------------------
                        Pennsylvania Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              COGENERATION - 5.3%
NR        NR        $12,000   Pennsylvania Economic
                              Development Authority,
                              Northampton Generating
                              Project, (AMT), 6.50%,
                              1/01/13                    $ 11,599,320
NR        BBB-        9,000   Pennsylvania Economic
                              Development Authority,
                              Colver Project, (AMT),
                              7.125%, 12/01/15              9,437,490
NR        BBB-        5,000   Pennsylvania Economic
                              Development Authority,
                              Colver Project, (AMT),
                              7.15%, 12/01/18               5,212,250
                                                         ------------
                                                         $ 26,249,060
                                                         ------------
                              EDUCATION - 5.3%
NR        BBB       $ 4,865   Erie Higher Education
                              Building Authority,
                              Mercyhurst College, 5.75%,
                              3/15/20                    $  4,370,132
Baa1      NR          1,500   Latrobe, Saint Vincent
                              College, 6.75%, 5/01/24       1,535,460
NR        AAA         2,000   Lehigh County, Allentown
                              College of St. Francis,
                              6.75%, 12/15/12               2,129,440
Aa        AA          3,700   Pennsylvania, University
                              of Pennsylvania, 6.625%,
                              1/01/17                       3,733,041
NR        A-          4,225   Scranton-Lackawanna,
                              Pennsylvania University,
                              University of Scranton,
                              6.40%, 3/01/07                4,368,185
NR        AA          9,700   Swarthmore Borough,
                              Swarthmore College, 6.00%,
                              9/15/20                       9,649,366
                                                         ------------
                                                         $ 25,785,624
                                                         ------------
                              ESCROWED - 6.5%
Aaa       AAA       $ 5,600   Berks County, GO, (FGIC),
                              Variable, 11/15/20 (1)     $  6,412,000
Aaa       A-          1,750   Chester County, HEFA, Bryn
                              Mar Hospitals, 6.75%,
                              7/01/14                       1,990,468
Aaa       AAA         3,195   Derry Township School
                              District, GO, (AMBAC),
                              6.20%, 9/01/08                3,430,951
Aaa       AAA         2,000   Doylestown Hospital
                              Authority, Doylestown
                              Hospital, (AMBAC), 6.90%,
                              7/01/19                       2,219,120
Aaa       AAA         1,405   Lycoming County, GO,
                              (FGIC), 6.40%, 8/15/11        1,540,765
Aaa       AAA           945   Lycoming County, GO,
                              (FGIC), 6.40%, 8/15/11        1,036,315
NR        A-          1,000   Pennsylvania, HEFA,
                              Elizabeth College, 7.25%,
                              6/15/11                       1,150,140
NR        A-          6,900   Pennsylvania IDA, Economic
                              Development, 7.00%,
                              1/01/11                       7,853,649
NR        A-          5,155   Philadelphia, Hospital and
                              Higher Education Facility
                              Authority, Presbyterian
                              Medical Center, 6.50%,
                              12/01/11                      5,646,684

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aaa       AAA           500   York County Hospital
                              Authority, York Hospital,
                              (AMBAC), 7.00%, 7/01/21         565,985
                                                         ------------
                                                         $ 31,846,077
                                                         ------------
                              GENERAL OBLIGATIONS - 4.8%
NR        A         $ 4,725   Chester Upland School
                              District, 6.375%, 9/01/12  $  4,828,383
NR        A           3,000   Chester Upland School
                              District, 6.375%, 9/01/21     3,038,070
A1        AA-           465   Commonwealth of
                              Pennsylvania, 6.75%,
                              1/01/07                         498,182
A1        AA-           500   Commonwealth of
                              Pennsylvania, 6.75%,
                              1/01/08                         534,465
A1        AA-         5,435   Commonwealth of
                              Pennsylvania, 6.50%,
                              11/01/09                      5,729,251
A1        AA-         2,000   Commonwealth of
                              Pennsylvania, 6.375%,
                              9/15/12                       2,074,740
NR        A           3,000   Dauphin County, 6.90%,
                              6/02/26                       3,166,320
A1        A+          2,050   Lower Providence Township
                              Sewer Authority
                              Guaranteed, 6.75%, 5/01/22    2,142,066
NR        A           1,950   McKeesport Area School
                              District, 5.00%, 4/01/13      1,741,194
                                                         ------------
                                                         $ 23,752,671
                                                         ------------
                              HOSPITALS - 22.6%
NR        AAA       $ 2,470   Allegheny County, IDA,
                              Presbyterian Medical
                              Center, 6.75%, 2/01/26     $  2,548,842
NR        A-          4,000   Butler County IDA,
                              Sherwood Oaks, 5.75%,
                              6/01/16                       3,588,520
NR        AA-        12,000   Chester County, HEFA,
                              (Main Line Health System),
                              5.50%, 5/15/15               11,139,000
Baa       BBB         2,000   Dauphin County Hospital
                              Authority, Community
                              General Osteopathic
                              Hospital, 7.375%, 6/01/16     2,085,880
NR        A-         10,250   Delaware County, Riddle
                              Memorial Hospital, 6.50%,
                              1/01/22                       9,813,863
NR        NR          4,755   Hazelton Luzerne County,
                              Saint Joseph Medical
                              Center, 8.375%, 7/01/12       4,892,895
Baa1      NR          2,670   Indiana County Hospital
                              Authority, Indiana
                              Hospital, 7.125%, 7/01/23     2,689,838
NR        BBB+        3,500   Lebanon County, Good
                              Samaritan Hospital, 6.00%,
                              11/15/18                      3,148,285
Baa1      A           3,250   Lehigh County, Muhlenberg
                              Hospital, 6.60%, 7/15/22      3,233,620
NR        BBB-        5,405   McKean County Hospital
                              Authority, Bradford
                              Hospital, 6.10%, 10/01/20     4,591,115

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HOSPITALS - (CONTINUED)
NR        BBB+        2,615   Montgomery County,
                              Pottstown Medical Center,
                              6.875%, 11/15/20              2,597,558
A1        A+            500   PA Hospital and Higher
                              Education Facility
                              Authority, Allegheny
                              General Hospital, 7.25%,
                              9/01/17                         536,535
A         BBB+        8,500   PA Hospital and Higher
                              Education Facility
                              Authority, Albert Einstein
                              Medical Center, 7.625%,
                              4/01/11                       9,054,965
Baa1      BBB+       12,800   PA Hospital and Higher
                              Education Facility
                              Authority, Graduate Health
                              System, 6.625%, 7/01/21      12,228,480
Aa        AA          4,500   PA Hospital and Higher
                              Education Facility
                              Authority, Children's
                              Hospital, 5.50%, 2/15/22      4,125,060
Baa1      A-         10,515   PA Hospital and Higher
                              Education Facility
                              Authority, Temple
                              University Hospital,
                              6.625%, 11/15/23             10,517,418
Aa        AA         10,200   PA Hospital and Higher
                              Education Facility
                              Authority, Children's
                              Hospital, 5.00%, 2/15/21      8,745,276
Aa        NR          4,750   Pottsville, Hospital
                              Authority, Daughters of
                              Charity, 5.00%, 8/15/12       4,238,093
Baa       NR          4,115   Somerset County, Hospital
                              Authority, Somerset
                              County, Somerset Community
                              Hospital Project, 6.750%,
                              3/01/11                       3,950,359
A         NR          7,000   Washington County,
                              Hospital Authority,
                              Monongahela Valley
                              Hospital, 6.75%, 12/01/08     7,324,310
                                                         ------------
                                                         $111,049,912
                                                         ------------
                              HOUSING - 12.3%
NR        AAA       $ 1,000   Bucks County, Mortgage
                              Revenue Bonds, Warminster
                              Heights Project, Section
                              8-A, 6.80%, 8/01/12        $  1,029,520
NR        NR          2,680   Chester County, IDA,
                              8.05%, 1/01/24                2,688,120
A1        A+          3,000   Pennsylvania HFA MF,
                              7.60%, 7/01/13                3,210,330
Aaa       NR          3,000   Philadelphia Redevelopment
                              Authority, MF, 6.95%,
                              5/15/24                       3,102,450
Aaa       NR          2,175   Allegheny County
                              Residential Finance
                              Authority, SFMR, (GNMA),
                              7.15%, 6/01/17                2,212,410
Aa        AA          5,700   Pennsylvania HFA SFMR,
                              (AMT), 6.75%, 4/01/16         5,816,451
Aa        AA          3,730   Pennsylvania HFA SFMR,
                              6.90%, 4/01/17                3,834,627

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
Aa        AA          4,000   Pennsylvania HFA SFMR,
                              6.85%, 4/01/16                4,099,080
Aa        AA            300   Pennsylvania HFA SFMR,
                              7.40%, 10/01/09                 313,026
Aa        AA            770   Pennsylvania HFA SFMR,
                              7.20%, 10/01/11                 809,124
Aa        AA            695   Pennsylvania HFA SFMR,
                              7.375%, 10/01/16                720,048
Aa        AA          1,000   Pennsylvania HFA SFMR,
                              (AMT), Variable, 10/01/23
                              (1)                           1,059,990
Aa        AA          5,500   Pennsylvania HFA SFMR,
                              (AMT), 6.85%, 4/01/25         5,637,280
Aa        AA          8,350   Pennsylvania HFA SFMR,
                              (AMT), 7.50%, 10/01/25        8,868,034
Aa        AA         10,000   Pennsylvania HFA SFMR,
                              (AMT), 6.65%, 10/01/21       10,177,400
A1        A           4,235   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              (AMT), 7.10%, 4/01/24         4,259,563
A1        A             265   Urban Redevelopment
                              Authority of Pittsburgh,
                              7.45%, 4/01/10                  278,663
A1        A           1,000   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              7.125%, 4/01/15               1,040,790
A1        A           1,055   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage Revenue Bonds,
                              (AMT), 7.40%, 4/01/24         1,096,630
                                                         ------------
                                                         $ 60,253,536
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              AUTHORITY - 8.7%
A3        A         $ 6,950   Butler County IDA,
                              Witco Corporation Project,
                              5.85%, 12/01/23            $  6,573,449
NR        BBB         1,005   Clearfield County IDA,
                              Kmart Corporation,
                              6.80%, 5/15/07                1,030,095
NR        A+          4,000   Franklin County IDA,
                              Corning Incorporated,
                              6.25%, 8/01/05                4,206,280
NR        AAA         8,750   Mercer County IDA,
                              Hillcrest Nursing Center,
                              0%, 1/15/13                   2,475,375
A2        A          12,000   New Morgan IDA, New Morgan
                              Landfill, (AMT), 6.50%,
                              4/01/19                      12,155,040
Baa2      BBB-        5,000   Pennsylvania, IDA,
                              Macmilliam Project, (AMT),
                              7.60%, 12/01/20               5,385,950
Baa1      BBB+        4,450   Pennsylvania, IDA, Sun
                              Company Project, (AMT),
                              7.60%, 12/01/24               4,807,868
A2        A           6,025   Washington County IDA,
                              West Penn Power, 6.05%,
                              4/01/14                       5,964,630
                                                         ------------
                                                         $ 42,598,687
                                                         ------------

--------------------------------------------------------------------------------
                  PENNSYLVANIA TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED AIRPORTS - 1.2%
Aaa       AAA       $ 6,000   Philadelphia Airport,
                              (AMBAC), (AMT), 6.00%,
                              6/15/15                    $  5,903,760
                                                         ------------
                              INSURED EDUCATION - 1.1%
Aaa       AAA       $ 2,500   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), 7.15%, 9/01/21      $  2,639,200
Aaa       AAA         1,500   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), Variable, 3/01/22
                              (1)                           1,441,965
Aaa       AAA           700   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), Variable, 9/01/26
                              (1)                             744,744
Aaa       AAA           800   Pennsylvania Higher
                              Education Assistance
                              Agency Student Loan
                              Revenue Bonds, (AMBAC),
                              (AMT), 6.40%, 3/01/22           808,712
                                                         ------------
                                                         $  5,634,621
                                                         ------------
                              INSURED GENERAL OBLIGATION - 3.0%
Aaa       AAA       $ 1,750   Deer Lakes School
                              District, (MBIA), 6.45%,
                              1/15/19                    $  1,792,210
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/20                         454,701
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/21                         427,230
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/22                         401,407
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/23                         377,168
Aaa       AAA         4,345   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/01/24                         709,582
Aaa       AAA         1,460   Haverford School District,
                              (FGIC), 6.125%, 6/01/14       1,477,199
Aaa       AAA         4,500   Keystone Oaks School
                              District, (AMBAC),
                              Variable,
                              9/01/16 (1)                   4,348,170
Aaa       AAA         1,430   Mars Area School District,
                              (MBIA), 0%, 3/01/14             474,245
Aaa       AAA           655   Rochester Area School
                              District, (AMBAC), 0%,
                              5/01/10                         278,703
Aaa       AAA         2,795   Venango County, (AMBAC),
                              6.30%, 12/01/19               2,850,453
Aaa       AAA         1,000   West Allegheny County
                              School District, (AMBAC),
                              6.60%, 2/01/09                1,034,210
                                                         ------------
                                                         $ 14,625,278
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED HOSPITAL - 7.1%
Aaa       AAA       $ 1,170   Allegheny County,
                              Children's Hospital of
                              Pittsburgh, (MBIA), 6.75%,
                              7/01/08                    $  1,234,175
Aaa       AAA         3,750   Allegheny County, Magee-
                              Womens Hospital, (FGIC),
                              0%, 10/01/15                  1,114,425
Aaa       AAA         1,400   Armstrong County Saint
                              Francis Health Care,
                              (AMBAC), 6.25%, 6/01/13       1,430,296
Aaa       AAA         2,500   Armstrong County Saint
                              Francis Health Care,
                              (AMBAC), 6.00%, 8/15/08       2,557,425
Aaa       AAA         4,400   Bucks County, IDA, Grand
                              View Hospital, (AMBAC),
                              5.25%, 7/01/21                3,889,864
Aaa       AAA           775   Carbon County, Gnaden
                              Memorial Hospital,
                              (AMBAC), 7.00%, 11/15/14        825,243
Aaa       AAA           750   Erie County Hospital
                              Authority, Harlot Medical
                              Center, (AMBAC), 7.10%,
                              2/15/10                         811,313
Aaa       AAA           230   Lehigh County Health East,
                              Incorporated, (MBIA),
                              7.00%, 7/01/15                  244,801
Aaa       AAA         5,000   Lehigh County, St. Luke's
                              Hospital, (AMBAC), 6.25%,
                              7/01/22                       5,091,850
Aaa       AAA         1,000   Montgomery County,
                              Abington Memorial
                              Hospital, (AMBAC),
                              Variable,
                              6/01/11 (1)                   1,111,250
Aaa       AAA         5,000   Philadelphia Hospital and
                              Higher Education,
                              Pennsylvania Hospital,
                              (FGIC), Variable, 2/15/12
                              (1)                           4,368,500
Aaa       AAA         3,500   Sayre Health Care
                              Facilities Authority,
                              Guthrie Healthcare System,
                              (AMBAC), 6.00%, 3/01/21       3,490,690
Aaa       AAA         1,500   Scranton-Lackawanna, Mercy
                              Health Systems, (MBIA),
                              6.90%, 1/01/23                1,577,370
Aaa       AAA         7,500   Washington County,
                              Shadyside Hospital,
                              (AMBAC), 5.75%, 12/15/14      7,277,924
                                                         ------------
                                                         $ 35,025,126
                                                         ------------
                              INSURED LEASE - 4.1%
Aaa       AAA       $ 4,595   Harrisburg Authority,
                              Dauphin County, Lease
                              Revenue, (CGIC), 6.25%,
                              6/01/10                    $  4,904,335
Aaa       AAA         3,000   Northumberland County,
                              Lease Revenue, (MBIA), 0%,
                              10/15/12                      1,109,040
Aaa       AAA         5,600   Philadelphia Muni
                              Authority, Lease Revenue,
                              (FGIC), 5.625%, 11/15/18      5,317,592

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INSURED LEASE - (CONTINUED)
Aaa       AAA        10,000   Commonwealth of
                              Pennsylvania, Lease
                              Revenue, (AMBAC), 5.00%,
                              7/01/15                       8,751,600
                                                         ------------
                                                         $ 20,082,567
                                                         ------------
                              INSURED UTILITIES - 3.9%
Aaa       AAA       $ 4,000   Beaver County IDA, Ohio
                              Edison Company, (FGIC),
                              7.00%, 6/01/21             $  4,270,880
Aaa       AAA        10,000   Beaver County IDA, Ohio
                              Edison Company, (FGIC),
                              7.05%, 10/01/20              10,708,500
Aaa       AAA         3,800   Puerto Rico Electric Power
                              Authority, (FSA),
                              Variable, 7/01/02 (1)         4,116,578
                                                         ------------
                                                         $ 19,095,958
                                                         ------------
                              INSURED WATER & SEWER - 6.2%
Aaa       AAA       $ 2,750   Allegheny County, Sewer
                              Revenue, (FGIC), 0%,
                              12/01/08                   $  1,296,845
Aaa       AAA         9,000   Bethlehem Authority,
                              Northampton and Lehigh
                              Counties, Water Revenue
                              Bonds, (MBIA), 4.875%,
                              11/15/14                      7,805,070
Aaa       AAA         2,500   City of Philadelphia,
                              Water and Wastewater,
                              (FGIC), Variable, 6/15/12
                              (1)                           2,350,000
Aaa       AAA         9,000   City of Philadelphia,
                              Water and Wastewater,
                              (CGIC), 5.50%, 6/15/15        8,441,280
Aaa       AAA         2,460   City of Philadelphia,
                              Water and Wastewater,
                              (CGIC), 5.00%, 6/15/16        2,145,440
Aaa       AAA         8,920   City of Philadelphia,
                              Water and Wastewater,
                              (MBIA), 5.60%, 8/01/18        8,435,555
                                                         ------------
                                                         $ 30,474,190
                                                         ------------
                              MISCELLANEOUS - 3.8%
NR        AA        $   870   Pennsylvania
                              Infrastructure Investment
                              Authority, Pennvest,
                              6.80%, 9/01/10             $    922,487
NR        A          16,950   Pennsylvania Finance
                              Authority, Beaver County,
                              6.60%, 11/01/09              17,744,277
                                                         ------------
                                                         $ 18,666,764
                                                         ------------
                              NURSING HOMES - 1.3%
NR        NR        $ 3,500   Montgomery County IDA,
                              Geriatric Health Care
                              Institute, 8.375%, 7/01/23 $  3,493,910
NR        NR          1,460   Westmoreland County IDA,
                              Highland Health System,
                              9.25%, 6/01/22                1,517,860

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
NR        NR          1,190   Philadelphia Hospital and
                              Higher Education
                              Facilities Authority,
                              Philadelphia Protestant,
                              8.625%, 7/01/21               1,200,995
                                                         ------------
                                                         $  6,212,765
                                                         ------------
                              SPECIAL TAX REVENUE - 0.1%
Baa1      BBB+      $   500   Puerto Rico Special Tax
                              Revenue, 7.50%, 7/01/09    $    535,485
                                                         ------------
                              TRANSPORTATION - 0.3%
Baa1      A         $ 1,500   Puerto Rico Commonwealth
                              Highway, 5.50%, 7/01/13    $  1,415,115
                                                         ------------
                              UTILITIES - 2.2%
Baa3      BB+       $   500   Beaver County, IDA, Ohio
                              Edison Company, 7.75%,
                              9/01/24                    $    524,550
Baa1      BBB+        3,250   Delaware County, IDA,
                              Philadelphia Electric
                              Company, 7.375%, 4/01/21      3,462,745
Baa1      BBB+        4,070   Montgomery County, IDA,
                              Philadelphia Electric
                              Company, (AMT), 7.60%,
                              4/01/21                       4,337,358
Baa1      A-          3,370   Puerto Rico Electric Power
                              Authority Power Revenue,
                              0%, 7/01/17                     863,866
NR        NR          1,500   Virgin Islands Water and
                              Power Authority, 7.40%,
                              7/01/11                       1,562,595
                                                         ------------
                                                         $ 10,751,114
                                                         ------------
                              WATER & SEWER REVENUE - 0.2%
Baa1      A         $ 1,000   Puerto Rico Aqueduct and
                              Sewer Authority, 7.90%,
                              7/01/07                    $  1,109,020
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $477,086,127)        $491,067,330
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio primarily invests in debt securities issued by Pennsylvania municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 28.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.4% to 11.5% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                            Texas Tax Free Portfolio
                    Portfolio of Investments - July 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              EDUCATION - 3.7%
A         NR         $  700   Brazos Higher Education
                              Authority, Texas Student
                              Loan Subordinate, 6.50%,
                              6/01/04                     $   727,524
Aa1       AA            250   University of Texas, 6.75%,
                              8/15/13 (1)                     267,055
                                                          -----------
                                                          $   994,579
                                                          -----------
                              ELECTRIC UTILITIES - 1.6%
NR        BBB        $  500   Guam Power Authority,
                              5.25%, 10/01/23             $   422,495
                                                          -----------
                              ESCROWED - 3.6%
Baa1      BBB        $  200   Bexar County, Texas, St.
                              Luke's Lutheran Hospital,
                              7.00%, 5/01/21              $   227,466
Aaa       NR          1,000   Central Texas Housing
                              Corporation Single Family,
                              0%, 9/01/16                     270,510
Aaa       AAA            85   Harris County Texas Toll
                              Road Unlimited Tax and
                              Subordinate Lien (AMBAC),
                              6.625%, 8/15/17                  90,796
Aaa       AAA           200   Montgomery County, Texas
                              Hospital District (FSA),
                              6.625%, 4/01/17                 224,720
Aaa       AAA           150   Texas National Research Lab
                              Super Collider, 6.95%,
                              12/01/12                        167,802
                                                          -----------
                                                          $   981,294
                                                          -----------
                              GENERAL OBLIGATIONS - 16.8%
Aaa       AAA        $1,000   Bastrop, Texas Independent
                              School District U.T.G.O.
                              (PSF), 0.00%, 2/15/13       $   349,880
Aaa       NR            500   Crandall, Texas Independent
                              School District U.T.G.O.
                              (PSF), 6.00%, 2/15/24           495,935
Aaa       AAA         1,000   Cypress-Fairbanks, Texas
                              Independent School District
                              U.T.G.O. (PSF), 5.25%,
                              2/15/19                         904,900
Aaa       AAA           550   Grand Prairie, Texas
                              Independent School District
                              U.T.G.O. (PSF), 0%, 2/15/12     202,680
Aaa       AA+           350   Irving, Texas L.T.G.O.
                              4.875%, 9/15/14 (1)             309,544
Aaa       AAA         1,000   Round Rock, Texas
                              Independent School District
                              U.T.G.O. (PSF), 5.50%,
                              8/01/15                         948,900
Aa        AA            250   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.45%, 6/01/23                  247,420
Aa        AA            690   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.70%, 12/01/24                 697,321
Aa        AA            395   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.80%, 12/01/23                 401,980
                                                          -----------
                                                          $ 4,558,560
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              HEALTH CARE - 1.9%
NR        NR         $  500   Bell County, Texas HFC
                              Elder Care Facilities,
                              9.00%, 11/01/24             $   523,725
                                                          -----------
                              HOSPITALS - 11.1%
NR        BBB        $  500   Denison, Texas, Texoma
                              Medical Center, 7.10%,
                              8/15/24                     $   502,255
A         A-            100   Ector County, Texas
                              Hospital District, 7.30%,
                              4/15/12                         105,170
A         A-            100   Harris County, Texas
                              Hospital District, 7.125%,
                              6/01/15                         104,750
A         A-          1,100   Harris County, Texas
                              Hospital District, Memorial
                              Hospital System, 6.625%,
                              6/01/24                       1,114,696
Aa        AA            250   McAllen Health Facilities,
                              Texas, Sisters of Mercy,
                              5.00%, 6/01/15                  220,160
A1        NR          1,000   Tarrant County, Texas,
                              Methodist Health System,
                              6.00%, 9/01/24                  971,830
                                                          -----------
                                                          $ 3,018,861
                                                          -----------
                              HOUSING - 4.2%
Aa        NR         $  400   Kaufman, Texas HDC
                              Multifamily (FHA) Section
                              8, 6.00%, 2/01/22           $   377,764
NR        A             750   Travis County, Texas HFC
                              Multifamily Travis Station
                              Apartments, 6.75%, 4/01/19      762,435
                                                          -----------
                                                          $ 1,140,199
                                                          -----------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 7.0%
Baa1      BBB        $  450   Gulf Coast, Texas Waste
                              Disposal Authority,
                              Champion International
                              (AMT), 7.25%, 4/01/17       $   481,401
A2        A+          1,000   Port Corpus Christi, Texas,
                              Hoechst Celanese
                              Corporation, 6.875%,
                              4/01/17                       1,048,690
Baa2      BBB           400   West Side Calhoun County
                              Navigation District, Texas,
                              Union Carbide (AMT), 6.40%,
                              5/01/23                         380,572
                                                          -----------
                                                          $ 1,910,663
                                                          -----------
                              INSURED EDUCATION - 0.4%
Aaa       AAA        $  100   Southwest, Texas, Southern
                              Methodist University
                              (FGIC), 6.375%, 10/01/13    $   104,393
                                                          -----------
                              INSURED ELECTRIC UTILITIES - 14.5%
Aaa       AAA        $1,000   Austin, Texas Utility
                              System (FGIC), 6.25%,
                              5/15/16                     $ 1,020,160
Aaa       AAA           250   Brazos River Authority,
                              Texas, Houston Lighting and
                              Power Company (FGIC),
                              7.20%, 12/01/18                 267,497

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              INSURED ELECTRIC UTILITIES -
                              (CONTINUED)
Aaa       AAA            75   Brazos River Authority,
                              Texas, Houston Light and
                              Power (AMBAC), 6.70%,
                              3/01/17                          78,424
Aaa       AAA         1,050   Corpus Christi, Texas
                              Utility System (MBIA),
                              5.20%, 7/15/13                  960,561
Aaa       AAA           500   Lower Colorado River
                              Authority Junior Lien,
                              Texas (FGIC), 0%, 1/01/12       183,855
Aaa       AAA           605   Montgomery County, Texas
                              MUD #47 Water & Sewer
                              (AMBAC), 6.125%, 10/01/20       607,432
Aaa       AAA           100   Sabine River Authority,
                              Texas, Utilities Electric
                              Company (FGIC), 6.55%,
                              10/01/22                        103,182
Aaa       AAA         1,395   Texas Municipal Power
                              Agency (MBIA), 0%, 9/01/13      463,405
Aaa       AAA         1,000   Texas Municipal Power
                              Agency (MBIA), 0%, 9/01/17      254,790
                                                          -----------
                                                          $ 3,939,306
                                                          -----------
                              INSURED GENERAL OBLIGATION - 1.9%
Aaa       AAA        $  100   Brownsville, Texas
                              Navigation District
                              (AMBAC), 6.25%, 3/01/14     $   102,245
Aaa       AAA           500   Ector County, Texas G.O.
                              (AMBAC), 4.25%, 2/15/10         426,335
                                                          -----------
                                                          $   528,580
                                                          -----------
                              INSURED HOSPITAL - 6.6%
Aaa       AAA        $  250   Coastal Bend, Texas HFC
                              Incarnate Word Health
                              Services (AMBAC), 6.30%,
                              1/01/17                     $   254,058
Aaa       AAA           500   Harris County, Texas HFC
                              Hermann Hospital (MBIA),
                              6.375%, 10/01/24 (1)            507,320
Aaa       AAA         1,000   Tyler County, Texas HFC
                              Mother Frances Hospital
                              (FGIC), 6.50%, 7/01/22        1,029,190
                                                          -----------
                                                          $ 1,790,568
                                                          -----------
                              INSURED LEASE/COP - 1.7%
Aaa       AAA        $  500   East Texas Jails, Angelina
                              County Project (MBIA),
                              5.25%, 5/01/14              $   459,665
                                                          -----------
                              INSURED TRANSPORTATION - 12.0%
Aaa       AAA        $  500   Dallas-Fort Worth
                              International Airport,
                              Texas (MBIA), 6.00%,
                              11/01/12                    $   504,175
Aaa       AAA           500   Dallas-Fort Worth
                              International Airport,
                              Texas (FGIC), 5.625%,
                              11/01/15                        475,890
Aaa       AAA           500   Harris County, Texas Toll
                              Road Senior Lien (AMBAC),
                              5.30%, 8/15/13                  465,385
Aaa       AAA         2,000   Harris County, Texas Toll
                              Road Subordinate Lien
                              (FGIC), 5.375%, 8/15/20       1,819,820
                                                          -----------
                                                          $ 3,265,270
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
---------------------------------------------------------------------
                              INSURED WATER & SEWER - 1.7%
Aaa       AAA        $  520   Tarrant County, Texas Water
                              and Improvement District
                              Number One (AMBAC), 4.75%,
                              3/01/12                     $   450,819
                                                          -----------
                              LEASE/COP - 0.9%
NR        BBB-       $  250   Rio Grande, Texas
                              Independent School District
                              Lease, 6.75%, 7/15/10       $   241,558
                                                          -----------
                              MISCELLANEOUS - 5.9%
Baa2      BB+        $  505   Alliance Airport Authority,
                              Texas, American Airlines,
                              7.50%, 12/01/29             $   524,180
Aaa       AAA         1,000   Austin, Texas Hotel
                              Occupancy Tax Revenue,
                              5.125% (AMBAC), 11/15/19        882,970
NR        NR            250   Retama Development, Texas,
                              Retama Racetrack, 8.75%,
                              12/15/18                        200,000
                                                          -----------
                                                          $ 1,607,150
                                                          -----------
                              TRANSPORTATION - 3.7%
Ba1       BB         $  235   Dallas-Fort Worth Texas
                              Airport, Delta Airlines
                              (AMT), 7.125%, 11/01/26     $   239,872
Baa2      BB+           225   Dallas-Fort Worth Texas
                              Airport, Delta Airlines
                              (AMT), 7.50%, 11/01/25          233,986
NR        BBB           255   Guam Airport Authority
                              (AMT), 6.70%, 10/01/23          254,967
Aa        AA             25   Harris County, Texas Toll
                              Road, Subordinate Lien,
                              6.75%, 8/01/14                   26,726
Baa3      BB+           250   Puerto Rico Ports
                              Authority, American
                              Airlines (AMT), 6.30%,
                              6/01/23                         242,637
                                                          -----------
                                                          $   998,188
                                                          -----------
                              WATER & SEWER REVENUE - 0.8%
Aa        AA         $  250   Dallas, Texas Water and
                              Sewer, 5.00%, 4/01/09       $   236,018
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $26,750,393)          $27,171,891
                                                          ===========

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1995, 55.3% of the securities in the portfolio of investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage by financial institution ranges from 0.8% to 18.4% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                              Tax Free Portfolios
                              Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                            ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                          ------------    -----------    ------------    ------------
ASSETS:
  Investments --
     Identified cost                                      $140,218,111    $44,277,269   $192,808,845     $182,066,681
     Unrealized appreciation (depreciation)                  3,828,622      1,159,426     (1,554,336)       4,460,215
                                                          ------------    -----------   ------------     ------------
       Total investments, at value (Note 1A)              $144,046,733    $45,436,695   $191,254,509     $186,526,896
  Cash                                                             426        687,824      1,592,566        2,048,393
  Receivable for investments sold                                   --         35,463             --          800,000
  Interest receivable                                        1,411,599        596,740      2,509,768        2,949,373
  Deferred organization expenses (Note 1D)                       4,476          1,464          6,823            6,501
                                                          ------------    -----------   ------------     ------------
          Total assets                                    $145,463,234    $46,758,186   $195,363,666     $192,331,163
                                                          ------------    -----------   ------------     ------------
LIABILITIES:
  Payable for when issued securities (Note 1F)            $         --    $   658,200   $         --     $    964,896
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                                33,469         20,719         77,031           99,875
  Demand note payable (Note 5)                                 903,000             --             --               --
  Payable to affiliates --
     Trustees' fees                                                669            135            919              889
     Custodian fees                                              2,924            639          3,823               --
  Accrued expenses                                               2,157          1,327          6,104            2,522
                                                          ------------    -----------   ------------     ------------
          Total liabilities                               $    942,219    $   681,020   $     87,877     $  1,068,182
                                                          ------------    -----------   ------------     ------------
Net Assets applicable to investors' interest in
  Portfolio                                               $144,521,015    $46,077,166   $195,275,789     $191,262,981
                                                          ============    ===========   ============     ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                          $140,643,966    $44,887,762   $196,718,666     $186,667,067
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts (computed on the
     basis ofidentified cost)                                3,877,049      1,189,404     (1,442,877)       4,595,914
                                                          ------------    -----------   ------------     ------------
          Total                                           $144,521,015    $46,077,166   $195,275,789     $191,262,981
                                                          ============    ===========   ============     ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 July 31, 1995
--------------------------------------------------------------------------------

                                                            MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           -----------    ------------    ------------    -----------
ASSETS:
  Investments --
     Identified cost                                       $78,851,048    $389,842,758   $477,086,127     $26,750,393
     Unrealized appreciation                                 2,570,065      13,642,657     13,981,203         421,498
                                                           -----------    ------------   ------------     -----------
       Total investments, at value (Note 1A)               $81,421,113    $403,485,415   $491,067,330     $27,171,891
  Cash                                                         400,411       1,075,446      4,181,885       1,058,371
  Receivable for investments sold                                   --       3,861,470         30,000              --
  Interest receivable                                        1,168,552       5,337,412      6,962,611         472,632
  Receivable from the Investment Adviser (Note 2)                   --              --             --          18,606
  Deferred organization expenses (Note 1D)                       2,508          11,270         13,558           1,415
                                                           -----------    ------------   ------------     -----------
          Total assets                                     $82,992,584    $413,771,013   $502,255,384     $28,722,915
                                                           -----------    ------------   ------------     -----------
LIABILITIES:
  Payable for investments purchased                        $        --    $  2,654,715   $         --     $   479,270
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                                21,250          66,406             --          14,875
  Payable to affiliates --
     Trustees' fees                                                540           1,406          1,713             137
     Custodian fees                                              1,572           5,883             --             211
  Accrued expenses                                               1,526           4,181          3,367           1,401
                                                           -----------    ------------   ------------     -----------
          Total liabilities                                $    24,888    $  2,732,591   $      5,080     $   495,894
                                                           -----------    ------------   ------------     -----------
Net Assets applicable to investors' interest in
  Portfolio                                                $82,967,696    $411,038,422   $502,250,304     $28,227,021
                                                           ===========    ============   ============     ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                           $80,383,134    $397,350,461   $488,269,101     $27,771,750
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                        2,584,562      13,687,961     13,981,203         455,271
                                                           -----------    ------------   ------------     -----------
          Total                                            $82,967,696    $411,038,422   $502,250,304     $28,227,021
                                                           ===========    ============   ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                              ARIZONA       COLORADO      CONNECTICUT     MICHIGAN
                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                            -----------    -----------    -----------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                           $ 9,380,468    $ 2,916,273   $12,024,017     $12,313,929
                                                            -----------    -----------   -----------     -----------
  Expenses --
     Investment adviser fee (Note 2)                        $   629,148    $   128,496   $   835,605     $   856,258
     Compensation of Trustees not members of the Investment
       Adviser's organization (Note 2)                            9,186          1,335        17,185          11,255
     Custodian fees (Note 2)                                     65,302         16,604        48,135           1,944
     Interest expense (Note 5)                                   24,478          7,980        55,056          19,364
     Legal and accounting services                               23,018         20,942        27,771          26,172
     Bond pricing                                                11,371          7,911        15,577          14,364
     Amortization of organization expenses (Note 1D)              1,793            637         2,620           2,493
     Printing and postage                                           200             --           552              --
     Registration costs                                             125            125           125             125
     Miscellaneous                                                4,266          1,133        15,780           4,161
                                                            -----------    -----------   -----------     -----------
       Total expenses                                       $   768,887    $   185,163   $ 1,018,406     $   936,136
  Deduct reduction of investment adviser fee (Note 2)                --         69,064            --              --
                                                            -----------    -----------   -----------     -----------
          Net expenses                                      $   768,887    $   116,099   $ 1,018,406     $   936,136
                                                            -----------    -----------   -----------     -----------
            Net investment income                           $ 8,611,581    $ 2,800,174   $11,005,611     $11,377,793
                                                            -----------    -----------   -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)        $(4,877,347)   $(1,800,477)  $(2,556,284)    $(3,817,102)
     Financial futures contracts                               (995,149)      (721,504)   (2,778,750)     (2,415,234)
                                                            -----------    -----------   -----------     -----------
          Net realized loss on investments                  $(5,872,496)   $(2,521,981)  $(5,335,034)    $(6,232,336)
                                                            -----------    -----------   -----------     -----------
  Change in unrealized appreciation --
     Investments                                            $ 7,691,430    $ 2,725,487   $ 3,995,907     $ 6,667,070
     Financial futures contracts                                166,028         98,064       537,717         280,007
                                                            -----------    -----------   -----------     -----------
          Net unrealized appreciation of investments        $ 7,857,458    $ 2,823,551   $ 4,533,624     $ 6,947,077
                                                            -----------    -----------   -----------     -----------
            Net realized and unrealized gain (loss) on
               investments                                  $ 1,984,962    $   301,570   $  (801,410)    $   714,741
                                                            -----------    -----------   -----------     -----------
               Net increase in net assets from operations   $10,596,543    $ 3,101,744   $10,204,201     $12,092,534
                                                            ===========    ===========   ===========     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                            MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           -----------    ------------    ------------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                          $ 5,259,766    $ 26,778,322    $ 33,140,571    $ 1,711,252
                                                           -----------    ------------    ------------    -----------
  Expenses --
     Investment adviser fee (Note 2)                       $   310,489    $  1,944,340    $  2,416,419    $    56,319
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)                5,240          14,740          20,013          1,753
     Custodian fees (Note 2)                                    20,399          91,170              --          7,834
     Interest expense (Note 5)                                  18,478          38,870          11,820          3,559
     Legal and accounting services                              23,039          35,317          38,577         16,838
     Bond pricing                                               11,391          18,054          15,974          8,533
     Amortization of organization expenses (Note 1D)             1,018           4,464           5,278            605
     Registration costs                                             --             125             125            125
     Miscellaneous                                               2,379           8,434           8,815            208
                                                           -----------    ------------    ------------    -----------
       Total expenses                                      $   392,433    $  2,155,514    $  2,517,021    $    95,774
                                                           -----------    ------------    ------------    -----------
  Deduct --
     Reduction of investment adviser fee (Note 2)          $        --    $         --    $         --    $    56,319
     Allocation of expenses to the Investment Adviser
       (Note 2)                                                     --              --              --         18,606
                                                           -----------    ------------    ------------    -----------
       Total                                               $        --    $         --    $         --    $    74,925
                                                           -----------    ------------    ------------    -----------
          Net expenses                                     $   392,433    $  2,155,514    $  2,517,021    $    20,849
                                                           -----------    ------------    ------------    -----------
            Net investment income                          $ 4,867,333    $ 24,622,808    $ 30,623,550    $ 1,690,403
                                                           -----------    ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)       $(3,665,826)   $(13,015,045)   $(13,832,451)   $  (610,466)
     Financial futures contracts                            (1,549,418)     (4,759,465)     (6,462,533)      (393,285)
                                                           -----------    ------------    ------------    -----------
          Net realized loss on investments                 $(5,215,244)   $(17,774,510)   $(20,294,984)   $(1,003,751)
                                                           -----------    ------------    ------------    -----------
  Change in unrealized appreciation --
     Investments                                           $ 4,573,005    $ 15,570,319    $ 16,678,284    $ 1,169,634
     Financial futures contracts                               195,669       1,061,635       2,323,941         50,424
                                                           -----------    ------------    ------------    -----------
          Net unrealized appreciation of investments       $ 4,768,674    $ 16,631,954    $ 19,002,225    $ 1,220,058
                                                           -----------    ------------    ------------    -----------
            Net realized and unrealized gain (loss) on
               investments                                 $  (446,570)   $ (1,142,556)   $ (1,292,759)   $   216,307
                                                           -----------    ------------    ------------    -----------
               Net increase in net assets from operations  $ 4,420,763    $ 23,480,252    $ 29,330,791    $ 1,906,710
                                                           ===========    ============    ============    ===========

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                           ARIZONA         COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  8,611,581    $  2,800,174   $ 11,005,611     $ 11,377,793
     Net realized loss on investment transactions          (5,872,496)     (2,521,981)    (5,335,034)      (6,232,336)
     Change in unrealized appreciation of investments       7,857,458       2,823,551      4,533,624        6,947,077
                                                         ------------    ------------   ------------     ------------
       Net increase in net assets from operations        $ 10,596,543    $  3,101,744   $ 10,204,201     $ 12,092,534
                                                         ------------    ------------   ------------     ------------
  Capital transactions --
     Contributions                                       $ 21,272,707    $ 10,355,365   $ 25,911,862     $ 14,779,804
     Withdrawals                                          (41,416,595)    (11,778,902)   (32,878,239)     (39,641,020)
                                                         ------------    ------------   ------------     ------------
       Decrease in net assets resulting from capital
          transactions                                   $(20,143,888)   $ (1,423,537)  $ (6,966,377)    $(24,861,216)
                                                         ------------    ------------   ------------     ------------
            Total increase (decrease) in net assets      $ (9,547,345)   $  1,678,207   $  3,237,824     $(12,768,682)
NET ASSETS:
  At beginning of year                                    154,068,360      44,398,959    192,037,965      204,031,663
                                                         ------------    ------------   ------------     ------------
  At end of year                                         $144,521,015    $ 46,077,166   $195,275,789     $191,262,981
                                                         ============    ============   ============     ============

--------------------------------------------------------------------------------

                                                          MINNESOTA       NEW JERSEY     PENNSYLVANIA        TEXAS
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  4,867,333    $ 24,622,808    $ 30,623,550     $ 1,690,403
     Net realized loss on investment transactions          (5,215,244)    (17,774,510)    (20,294,984)     (1,003,751)
     Change in unrealized appreciation of investments       4,768,674      16,631,954      19,002,225       1,220,058
                                                         ------------    ------------    ------------     -----------
       Net increase in net assets from operations        $  4,420,763    $ 23,480,252    $ 29,330,791     $ 1,906,710
                                                         ------------    ------------    ------------     -----------
  Capital transactions --
     Contributions                                       $ 11,350,380    $ 43,487,001    $ 38,709,755     $ 4,736,724
     Withdrawals                                          (16,808,817)    (79,782,847)   (102,576,381)     (6,005,420)
                                                         ------------    ------------    ------------     -----------
       Decrease in net assets resulting from capital
          transactions                                   $ (5,458,437)   $(36,295,846)   $(63,866,626)    $(1,268,696)
                                                         ------------    ------------    ------------     -----------
            Total increase (decrease) in net assets      $ (1,037,674)   $(12,815,594)   $(34,535,835)    $   638,014
NET ASSETS:
  At beginning of year                                     84,005,370     423,854,016     536,786,139      27,589,007
                                                         ------------    ------------    ------------     -----------
  At end of year                                         $ 82,967,696    $411,038,422    $502,250,304     $28,227,021
                                                         ============    ============    ============     ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended July 31, 1994*
--------------------------------------------------------------------------------

                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  6,694,909    $ 1,681,554   $  8,098,918     $  9,191,618
     Net realized gain (loss) on investment
       transactions                                           (79,923)      (238,197)       610,531          459,500
     Change in unrealized depreciation of investments     (11,906,679)    (2,832,041)   (15,885,963)     (15,894,224)
                                                         ------------    -----------    -----------     ------------
       Net decrease in net assets from operations        $ (5,291,693)   $(1,388,684)  $ (7,176,514)    $ (6,243,106)
                                                         ------------    -----------    -----------     ------------
  Capital transactions --
     Contributions                                       $ 49,588,326    $25,061,524   $ 55,286,988     $ 43,549,085
     Withdrawals                                          (23,767,597)    (3,620,273)   (15,920,869)     (20,939,507)
                                                         ------------    -----------    -----------     ------------
       Increase in net assets resulting from capital
          transactions                                   $ 25,820,729    $21,441,251   $ 39,366,119     $ 22,609,578
                                                         ------------    -----------    -----------     ------------
          Total increase in net assets                   $ 20,529,036    $20,052,567   $ 32,189,605     $ 16,366,472
NET ASSETS:
  At beginning of period                                  133,539,324     24,346,392    159,848,360      187,665,191
                                                         ------------    -----------    -----------     ------------
  At end of period                                       $154,068,360    $44,398,959   $192,037,965     $204,031,663
                                                         ============    ===========   ============     ============

--------------------------------------------------------------------------------

                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 3,534,268    $ 19,598,942   $ 25,052,308     $ 1,024,502
     Net realized gain (loss) on investment transactions      361,104       1,931,832     (1,606,336)       (193,762)
     Change in unrealized depreciation of investments      (6,315,849)    (34,629,145)   (41,094,537)     (1,491,855)
                                                          -----------    ------------   ------------     -----------
       Net decrease in net assets from operations         $(2,420,477)   $(13,098,371)  $(17,648,565)    $  (661,115)
                                                          -----------    ------------   ------------     -----------
  Capital transactions --
     Contributions                                        $28,250,170    $ 95,610,275   $113,666,177     $14,312,043
     Withdrawals                                           (8,843,182)    (52,334,675)   (56,232,111)     (2,091,287)
                                                          -----------    ------------   ------------     -----------
       Increase in net assets resulting from capital
          transactions                                    $19,406,988    $ 43,275,600   $ 57,434,066     $12,220,756
                                                          -----------    ------------   ------------     -----------
          Total increase in net assets                    $16,986,511    $ 30,177,229    $39,785,501     $11,559,641
NET ASSETS:
  At beginning of period                                   67,018,859     393,676,787    497,000,638      16,029,366
                                                          -----------    ------------   ------------     -----------
  At end of period                                        $84,005,370    $423,854,016   $536,786,139     $27,589,007
                                                          ===========    ============   ============     ===========

* For the ten months ended July 31, 1994 (Note 7).

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1993*
--------------------------------------------------------------------------------

                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  3,814,722    $   529,081   $  4,491,010     $  5,803,151
     Net realized gain (loss) on investment
       transactions                                         2,843,057        (42,421)      (369,709)        (383,574)
     Change in unrealized appreciation (depreciation)
       of investments                                       5,331,763      1,030,366      8,422,527        9,602,839
                                                         ------------    -----------   ------------     ------------
          Net increase in net assets from operations     $ 11,989,542    $ 1,517,026   $ 12,543,828     $ 15,022,416
                                                         ------------    -----------   ------------     ------------
  Capital transactions --
     Contributions                                       $148,348,087    $23,748,943   $187,818,789     $184,212,796
     Withdrawals                                          (26,898,325)    (1,019,597)   (40,614,277)     (11,670,041)
                                                         ------------    -----------   ------------     ------------
       Increase in net assets resulting from capital
          transactions                                   $121,449,762    $22,729,346   $147,204,512     $172,542,755
                                                         ------------    -----------   ------------     ------------
          Total increase in net assets                   $133,439,304    $24,246,372   $159,748,340     $187,565,171
NET ASSETS:
  At beginning of period                                      100,020        100,020        100,020          100,020
                                                         ------------    -----------   ------------     ------------
  At end of period                                       $133,539,324    $24,346,392   $159,848,360     $187,665,191
                                                         ============    ===========   ============     ============

--------------------------------------------------------------------------------

                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 1,988,776    $ 12,599,045   $ 16,036,467     $   333,755
     Net realized gain (loss) on investment transactions     (249,985)        108,306      2,426,891         (68,370)
     Change in unrealized appreciation (depreciation)
       of investments                                       3,295,330      20,473,018     21,996,791         606,518
                                                          -----------    ------------   ------------     -----------
          Net increase in net assets from operations      $ 5,034,121    $ 33,180,369   $ 40,460,149     $   871,903
                                                          -----------    ------------   ------------     -----------
  Capital transactions --
     Contributions                                        $75,312,856    $409,889,770   $536,041,409     $19,000,571
     Withdrawals                                          (13,428,138)    (49,493,372)   (79,600,940)     (3,943,128)
                                                          -----------    ------------    -----------     -----------
       Increase in net assets resulting from capital
          transactions                                    $61,884,718    $360,396,398   $456,440,469     $15,057,443
                                                          -----------    ------------   ------------     -----------
          Total increase in net assets                    $66,918,839    $393,576,767   $496,900,618     $15,929,346
NET ASSETS:
  At beginning of period                                      100,020         100,020        100,020         100,020
                                                          -----------    ------------   ------------     -----------
  At end of period                                        $67,018,859    $393,676,787   $497,000,638     $16,029,366
                                                          ===========    ============   ============     ===========

* For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                        ARIZONA PORTFOLIO                  COLORADO PORTFOLIO
                                                 -------------------------------     -------------------------------
                                                           YEAR ENDED                          YEAR ENDED
                                                 -------------------------------     -------------------------------
                                                 JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                   1995      1994*      1993**         1995      1994*      1993**
                                                 --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS)++:
  Net expenses                                      0.52%      0.46%+     0.42% +      0.25%      0.02% +     0.06%+
  Net investment income                             5.81%      5.43%+     5.46% +      6.05%      5.73% +     5.60%+
PORTFOLIO TURNOVER                                    22%        23%       107%          52%        23%         10%
NET ASSETS, end of period (000 omitted)          $144,521   $154,068   $133,539      $46,077    $44,399     $24,346

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Expenses                                                                             0.40%      0.35%+     0.35%+
  Net investment income                                                                5.90%      5.40%+     5.31%+

--------------------------------------------------------------------------------

                                                     CONNECTICUT PORTFOLIO                MICHIGAN PORTFOLIO
                                                -------------------------------     -------------------------------
                                                          YEAR ENDED                          YEAR ENDED
                                                -------------------------------     -------------------------------
                                                JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                  1995      1994*      1993**         1995      1994*      1993**
                                                --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS):
  Net expenses                                     0.53%      0.47%+     0.46% +       0.48%      0.47%+     0.44% +
  Net investment income                            5.77%      5.40%+     5.45% +       5.85%      5.48%+     5.46% +
PORTFOLIO TURNOVER                                   29%        10%        10%           54%        45%        20%
NET ASSETS, end of period (000 omitted)         $195,276   $192,038   $159,848      $191,263   $204,032   $187,665

 + Annualized.
 * For the ten months ended July 31, 1994 (Note 7).
** For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (Continued)

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------


                                                      MINNESOTA PORTFOLIO                NEW JERSEY PORTFOLIO
                                                -------------------------------     -------------------------------
                                                          YEAR ENDED                          YEAR ENDED
                                                -------------------------------     -------------------------------
                                                JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                  1995      1994*      1993**         1995      1994*      1993**
                                                --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS):
  Net expenses                                     0.47%      0.45% +     0.40%+        0.52%      0.50%+     0.50% +
  Net investment income                            5.83%      5.50% +     5.58%+        5.96%      5.62%+     5.67% +
PORTFOLIO TURNOVER                                   76%        20%         10%           54%        25%        12%
NET ASSETS, end of period (000 omitted)          $82,968    $84,005     $67,019      $411,038   $423,854   $393,677

--------------------------------------------------------------------------------

                                                     PENNSYLVANIA PORTFOLIO                  TEXAS PORTFOLIO
                                                 -------------------------------     -------------------------------
                                                           YEAR ENDED                          YEAR ENDED
                                                 -------------------------------     -------------------------------
                                                 JULY 31,   JULY 31,   SEPT. 30,     JULY 31,   JULY 31,   SEPT. 30,
                                                   1995      1994*      1993**         1995      1994*      1993**
                                                 --------   --------   ---------     --------   --------   ---------
RATIOS (AS A PERCENTAGE OF AVERAGE
  DAILY NET ASSETS)++ :
  Net expenses                                      0.49%      0.48%+     0.50% +      0.08%      0.00% +     0.03%+
  Net investment income                             6.02%      5.66%+     5.71% +      6.20%      5.69% +     5.82%+
PORTFOLIO TURNOVER                                    44%        21%        17%          49%        27%          8%
NET ASSETS, end of period (000 omitted)          $502,250   $536,786   $497,001      $28,227    $27,589     $16,029

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Expenses                                                                             0.35%      0.37%+     0.42%+
  Net investment income                                                                5.93%      5.32%+     5.43%+

 + Annualized.
 * For the ten months ended July 31, 1994 (Note 7).
** For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Arizona Tax Free Portfolio (Arizona Portfolio), Colorado Tax Free Portfolio (Colorado Portfolio), Connecticut Tax Free Portfolio (Connecticut Portfolio), Michigan Tax Free Portfolio (Michigan Portfolio), Minnesota Tax Free Portfolio (Minnesota Portfolio), New Jersey Tax Free Portfolio (New Jersey Portfolio), Pennsylvania Tax Free Portfolio (Pennsylvania Portfolio) and Texas Tax Free Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios are ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

G. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.

The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

For the year ended July 31, 1995, each Portfolio paid advisory fees as follows:

                      AMOUNT           EFFECTIVE RATE*
                    ----------         ----------------
Arizona             $  629,148               0.42%
Colorado               128,496               0.28%
Connecticut            835,605               0.44%
Michigan               856,258               0.44%
Minnesota              310,489               0.37%
New Jersey           1,944,340               0.47%
Pennsylvania         2,416,419               0.48%
Texas                   56,319               0.21%

To enhance the net income of the Colorado Portfolio and the Texas Portfolio, BMR made a reduction in its fee in the amount of $69,064 and $56,319, respectively, and $18,606 of expenses related to the operation of the Texas Portfolio were allocated to BMR.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1995, no significant amounts have been deferred.

* Advisory fees paid as a percentage of average daily net assets.

--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 1995 were as follows:

               ARIZONA PORTFOLIO         COLORADO PORTFOLIO        CONNECTICUT PORTFOLIO        MICHIGAN PORTFOLIO
              -------------------       --------------------       ----------------------       ------------------
Purchases         $31,754,220               $ 23,720,614                $ 55,774,738               $101,893,489
Sales              42,996,767                 25,026,530                  58,525,219                116,259,363

              MINNESOTA PORTFOLIO       NEW JERSEY PORTFOLIO       PENNSYLVANIA PORTFOLIO        TEXAS PORTFOLIO
              -------------------       --------------------       ----------------------       ------------------
Purchases         $62,647,201               $219,433,205                $220,102,046                $13,166,608
Sales              62,259,757                237,114,073                 264,136,096                 13,804,505

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at July 31, 1995, as computed on a federal income tax basis, were as follows:

                                                       ARIZONA          COLORADO       CONNECTICUT        MICHIGAN
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
Aggregate Cost                                       $140,218,111     $ 44,277,269     $192,808,845     $182,066,681
                                                     ------------     ------------     ------------     ------------
Gross unrealized appreciation                        $  6,026,055     $  1,602,238     $ 3,281,263      $  6,693,457
Gross unrealized depreciation                           2,197,433          442,812       4,835,599         2,233,242
                                                     ------------     ------------     ------------     ------------
     Net unrealized appreciation (depreciation)      $  3,828,622     $  1,159,426     $(1,554,336)     $  4,460,215
                                                     ============     ============     ===========      ============

                                                      MINNESOTA        NEW JERSEY      PENNSYLVANIA        TEXAS
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
Aggregate Cost                                       $ 78,851,048     $389,842,758     $477,086,127     $ 26,750,393
                                                     ------------     ------------     ------------     ------------
Gross unrealized appreciation                        $  2,866,555     $ 15,128,046     $17,966,732      $    777,979
Gross unrealized depreciation                             296,490        1,485,389       3,985,529           356,481
                                                     ------------     ------------     ------------     ------------
     Net unrealized appreciation                     $  2,570,065     $ 13,642,657     $13,981,203      $    421,498
                                                     ============     ============     ===========      ============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the period. For the Connecticut Portfolio, the average daily loan balance for the year ended July 31, 1995 was $1,583,254 and the average interest rate was 7.27%. The maximum borrowings outstanding at any point during the year were $6,997,000. At July 31, 1995, the Arizona Portfolio had a $903,000 loan outstanding pursuant to this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 1995 is as follows:

                      FUTURES
                     CONTRACTS                                                          NET UNREALIZED
  PORTFOLIO       EXPIRATION DATE                CONTRACTS               POSITION        APPRECIATION
--------------    ----------------       -------------------------       --------       ---------------
Arizona              9/95                63 U.S. Treasury Bonds           Short             $ 48,427
Colorado             9/95                39 U.S. Treasury Bonds           Short               29,978
Connecticut          9/95                145 U.S. Treasury Bonds          Short              111,459
Michigan             9/95                188 U.S. Treasury Bonds          Short              135,699
Minnesota            9/95                40 U.S. Treasury Bonds           Short               14,497
New Jersey           9/95                125 U.S. Treasury Bonds          Short               45,304
Texas                9/95                28 U.S. Treasury Bonds           Short               33,773

At July 31, 1995 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.
The Pennsylvania Portfolio had no obligations outstanding at July 31, 1995.
--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR

The Portfolios changed their fiscal year end from September 30, to July 31, effective July 31, 1994.

--------------------------------------------------------------------------------
                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF:
  ARIZONA TAX FREE PORTFOLIO
  COLORADO TAX FREE PORTFOLIO
  CONNECTICUT TAX FREE PORTFOLIO
  MICHIGAN TAX FREE PORTFOLIO
  MINNESOTA TAX FREE PORTFOLIO
  NEW JERSEY TAX FREE PORTFOLIO
  PENNSYLVANIA TAX FREE PORTFOLIO
  TEXAS TAX FREE PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Tax Free Portfolio, Colorado Tax Free Portfolio, Connecticut Tax Free Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio, New Jersey Tax Free Portfolio, Pennsylvania Tax Free Portfolio and Texas Tax Free Portfolio as of July 31, 1995 , and the related statements of operations for the year then ended, and the statements of changes in net assets and the supplementary data for the year ended July 31, 1995 and the ten months ended July 31, 1994 and for the period from the start of business, February 1, 1993, to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Arizona Tax Free Portfolio, Colorado Tax Free Portfolio, Connecticut Tax Free Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio, New Jersey Tax Free Portfolio, Pennsylvania Tax Free Portfolio and Texas Tax Free Portfolio at July 31, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
AUGUST 25, 1995

--------------------------------------------------------------------------------

Investment Management
--------------------------------------------------------------------------------
FUNDS            OFFICERS                      INDEPENDENT TRUSTEES
                 THOMAS J. FETTER              DONALD R. DWIGHT
                 President                     President, Dwight Partners, Inc.
                                               Chairman, Newspaper of New
                 JAMES B. HAWKES               England, Inc.
                 Vice President, Trustee
                                               SAMUEL L. HAYES, III
                 ROBERT B. MACINTOSH           Jacob H. Schiff Professor of
                 Vice President                Investment Banking, Harvard
                                               University Graduate School of
                 JAMES L. O'CONNOR             Business Administration
                 Treasurer
                                               NORTON H. REAMER
                 THOMAS OTIS                   President and Director,
                 Secretary                     United Asset Management
                                               Corporation

                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser and Consultant

--------------------------------------------------------------------------------
PORTFOLIOS       OFFICERS                      JAMES L. O'CONNOR
                 THOMAS J. FETTER              Treasurer
                 President
                                               THOMAS OTIS
                 JAMES B. HAWKES               Secretary
                 Vice President, Trustee
                                               INDEPENDENT TRUSTEES
                 ROBERT B. MACINTOSH           DONALD R. DWIGHT
                 Vice President of Arizona,    President, Dwight Partners, Inc.
                 Colorado, Connecticut,        Chairman, Newspaper of New
                 Michigan, Minnesota,          England, Inc.
                 New Jersey, Pennsylvania
                 and Texas                     SAMUEL L. HAYES, III
                 Tax Free Portfolios           Jacob H. Schiff Professor of
                 Portfolio Manager of          Investment Banking, Harvard
                 Minnesota and New Jersey      University Graduate
                 Tax Free Portfolios           School of Business Administration

                 CYNTHIA J. CLEMSON            NORTON H. REAMER
                 Vice President and            President and Director,
                 Portfolio Manager of          United Asset Management
                 Arizona and Colorado Tax      Corporation
                 Free Portfolios
                                               JOHN L. THORNDIKE
                 DAVID C. REILLY               Director, Fiduciary Company
                 Vice President and            Incorporated
                 Portfolio Manager of
                 Pennsylvania Tax Free         JACK L. TREYNOR
                 Portfolio                     Investment Adviser and Consultant

                 NICOLE ANDERES
                 Vice President and
                 Portfolio Manager of
                 Connecticut Tax Free
                 Portfolio

                 TIMOTHY T. BROWSE
                 Vice President and
                 Portfolio Manager of
                 Michigan and Texas Tax
                 Free Portfolios

                                    -------

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                                   -------

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                  EATON VANCE
                                MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110
                                                                        C-TFCSRC